--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                   (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-12.

                              ACORN PRODUCTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ...................................

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              ACORN PRODUCTS, INC.










                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                               NOVEMBER 20, 2002

                                      AND

                                PROXY STATEMENT





================================================================================





                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                              ACORN PRODUCTS, INC.
                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                               October 23, 2002

To Our Stockholders:

         The Annual Meeting of Stockholders of Acorn Products, Inc. will be held on Wednesday, November 20, 2002, at the offices of Porter, Wright, Morris & Arthur LLP, 41 S. High Street, Columbus, Ohio, at 9:00 a.m., local time, for the following purposes:

         (1) To elect six directors, each to serve for terms expiring at the next Annual Meeting of Stockholders;

         (2) To ratify the appointment of Ernst & Young LLP as our independent certified public accountants for fiscal 2002;

         (3) To approve an amendment increasing the number of shares available for issuance under our 1997 Non-Employee Director Stock Option Plan from 500,000 to 3,000,000;

         (4) To approve an amendment increasing the number of shares available for issuance under our 1997 Stock Incentive Plan from 1,000,000 to 2,500,000;

         (5)      To approve our Long-Term Incentive Plan;

         (6) To approve an amendment to our Certificate of Incorporation increasing the number of authorized shares of preferred stock, $0.001 par value, from 1,000 to 1,000,000;

         (7) To approve an amendment to our Certificate of Incorporation that would establish restrictions on transfers of our capital stock in order to reduce, but not necessarily eliminate, the risk that future limitations on our ability to use a substantial portion of our Net Operating Loss Carryforwards will be imposed under the "ownership change" rules set forth in Section 382 of the Internal Revenue Code;

         (8) To approve the grant of stock options and restricted stock to our executive officers and non-employee directors pursuant to our 1997 Stock Incentive Plan and our 1997 Non-Employee Director Stock Option Plan;

         (9) To approve the issuance of shares of our common stock upon conversion of the Convertible Notes;

         (10) To approve the issuance of shares of our common stock upon conversion of the Preferred Stock;

         (11) To approve the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000;

         (12) To approve the issuance of shares of our common stock pursuant to the Rights Offering;

         (13)     To approve the Reverse Stock Split; and

         (14) To transact any other business which may properly come before the meeting or any adjournment thereof.

         You will be most welcome at the meeting, and we hope you can attend. Our directors and officers and representatives of our independent certified public accountants will be present to answer your questions and to discuss our business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                   By Order of the Board of Directors,

                                   John G. Jacob
                                   Secretary

   --------------------------------------------------------------------------

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
   --------------------------------------------------------------------------

                              ACORN PRODUCTS, INC.

                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------


                         ANNUAL MEETING OF STOCKHOLDERS

                          -----------------------------


         This proxy statement is furnished to our stockholders in connection with the solicitation of proxies to be used in voting at our Annual Meeting of Stockholders to be held on November 20, 2002, and at any adjournment or postponement thereof (the "Annual Meeting"). The enclosed proxy is being solicited by our Board of Directors. This proxy statement and the enclosed proxy, together with our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 (the "Annual Report") and Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2002 (the "June 2002 Form 10-Q") will be first sent or given to our stockholders on approximately October 23, 2002. The Annual Report and June 2002 Form 10-Q are incorporated by reference into this proxy statement.

         We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Our representatives may solicit proxies by mail, telegram, telephone, fax, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the meeting. If no directions are made to the contrary, the proxy will be voted:

         -        FOR the nominees for director named herein;

         - FOR the ratification of Ernst & Young LLP as our independent certified public accountants for the 2002 fiscal year;

         - FOR the approval of an amendment increasing the number of shares available for issuance under our 1997 Non-Employee Director Stock Option Plan (the "Director Option Plan") from 500,000 to 3,000,000;

         - FOR the approval of an amendment increasing the number of shares available for issuance under our 1997 Stock Incentive Plan (the "Incentive Plan") from 1,000,000 to 2,500,000;

         -        FOR the approval of our Long-Term Incentive Plan (the "LTIP");

         - FOR the approval of an amendment to our Certificate of Incorporation increasing the number of authorized shares of preferred stock, $0.001 par value, from 1,000 to 1,000,000;

         - FOR approval of an amendment to our Certificate of Incorporation that would establish restrictions on transfers ("Transfer Restrictions") of our capital stock in order to reduce, but not necessarily eliminate, the risk that future limitations on our ability to use a substantial portion of our Net Operating Loss Carryforwards ("NOLs") will be imposed under the "ownership change" rules set forth in Section 382 of the Internal Revenue Code;

         - FOR the approval of the issuance of stock options and restricted stock to our executive officers and non-employee directors;

         - FOR the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - FOR the issuance of shares of our common stock upon conversion of the Preferred Stock;

         - FOR the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000;

         - FOR the issuance of shares of our common stock pursuant to the Rights Offering; and

         -        FOR the Reverse Stock Split.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with our corporate Secretary prior to the meeting. Stockholders who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of our common stock, at the close of business on October 8, 2002, will be entitled to vote at the Annual Meeting. At that time, we had 6,397,374 shares of our common stock outstanding and entitled to vote and
822.6696 shares of preferred stock outstanding and entitled to vote. Each share of common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting. Each share of preferred stock outstanding on the record date entitles the holder to one vote on the amendment to our Certificate of Incorporation increasing the number of authorized shares of preferred stock from 1,000 to 1,000,000.

         The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and our preferred stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which include the election of directors.

         The election of our director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect.

         The following proposals require the affirmative vote of the holders of a majority of our common stock present and entitled to vote on each matter:

         - the ratification of Ernst & Young LLP as independent certified public accountants for the 2002 fiscal year;

         - the approval of an amendment increasing the number of shares available for issuance under our Director Option Plan from 500,000 to 3,000,000;

         - the approval of an amendment increasing the number of shares available for issuance under our Incentive Plan from 1,000,000 to 2,500,000;

         -        the approval of our LTIP;

         - the approval of the issuance of stock options and restricted stock to our executive officers and non-employee directors;

         - the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - the issuance of shares of our common stock upon conversion of the Preferred Stock;

         - the issuance of shares of our common stock pursuant to the Rights Offering; and

         -        the Reverse Stock Split.

For purposes of determining the number of shares of our common stock voting on each of these matters, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

         The approval of the amendment to our Certificate of Incorporation increasing the number of authorized shares of preferred stock from 1,000 to 1,000,000 and the approval of the amendment to our Certificate of Incorporation imposing the Transfer Restrictions require the affirmative vote of the holders of a majority of our outstanding common stock and preferred stock, voting as separate classes. For purposes of determining the number of shares of our common stock and preferred stock voting on the amendments to our Certificate of Incorporation, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote.

         The approval of the amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock from 20,000,000 to 200,000,000 requires the affirmative vote of the holders of a majority of our outstanding common stock. For purposes of determining the number of shares of our common stock voting on the amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock from 20,000,000 to 200,000,000, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote.

ELECTION OF DIRECTORS

         Our Amended and Restated Bylaws provide that the number of directors shall be fixed by our Board. The total number of authorized directors currently is fixed at six. The nominees for directors, if elected, will serve for one-year terms expiring at our next Annual Meeting of Stockholders.

         William W. Abbott, Matthew S. Barrett, Vincent J. Cebula, John J. Kahl, Jr., John L. Mariotti and A. Corydon Meyer currently serve as our directors. William W. Abbott, Vincent J. Cebula, John J. Kahl, Jr., James R. Lind, John L. Mariotti and A. Corydon Meyer are being nominated by the Board of Directors for election as directors. Mr. Barrett is not standing for re-election as director.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Abbott, Cebula, Kahl, Lind, Mariotti and Meyer as directors. In the event that any nominee for director should become unavailable, our number of directors may be decreased pursuant to our Bylaws or our Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each of our current directors and director nominee, the person's name, age, and his position with us:

                      Name                 Age                       Position
                      ----                 ---                       --------

                William W. Abbott           71            Chairman of the Board

                Matthew S. Barrett          42            Director

                Vincent J. Cebula           38            Director

                John J. Kahl, Jr.           61            Director

                James R. Lind               28            Director Nominee

                John L. Mariotti            61            Director

                A. Corydon Meyer            47            President, Chief Executive Officer and Director

         William W. Abbott became a director in January 1997 and Chairman in October 1999. Mr. Abbott currently is self-employed as a business consultant. From August 1989 to January 1995, Mr. Abbott served as Senior Advisor to the United Nations Development Programme. In 1989, Mr. Abbott retired from 35 years of service at Procter & Gamble as a Senior Vice President in charge of worldwide sales, marketing and other operations. He currently serves as Chairman and Director of Rotech Healthcare, Inc., a member of the Boards of Directors of Horace Mann Educators Corporation and Millenium Bank of Edwards, Colorado, a member of the Advisory Board of Manco, Inc., a member of the Board of Overseers of the Duke Cancer Center, and an Executive Professor at Florida Gulf Coast University.

         Matthew S. Barrett became a director in December 1993. Mr. Barrett is a Managing Director of Oaktree Capital Management, LLC ("Oaktree"). Prior to joining Oaktree, from 1991 to April 1995, Mr. Barrett was Senior Vice President of TCW Asset Management Company.

         Vincent J. Cebula became a director in June 2001. Mr. Cebula is a Managing Director of Oaktree where he has worked since June 1995. From April 1994 until May 1995, Mr. Cebula was a Senior Vice President of TCW Asset Management Company.

         John J. Kahl, Jr. became a director in December 1999. Mr. Kahl is currently President and CEO of Jack Kahl & Associates, LLC. From 1963 to 2000, Mr. Kahl served as Chief Executive Officer of Manco, Inc., a subsidiary of Henkel Corporation, the North American operating company of the Henkel Group. Mr. Kahl currently serves on the Boards of Directors of Royal Appliance Mfg. Co. and American Greetings Corporation.

         James R. Lind is an Assistant Vice President with Oaktree where he has worked since June 1998. Prior to joining Oaktree, Mr. Lind worked at Lehman Brothers where he served as an analyst in the New York Mergers and Acquisitions Group. While at Lehman, Mr. Lind worked primarily on transactions for Lehman Brothers' Merchant Banking Group and its affiliated companies.

         John L. Mariotti became a director in December 1999. Mr. Mariotti currently serves as President of The Enterprise Group, a coalition of time-shared business advisors. From 1992 to 1994, Mr. Mariotti served as President of Rubbermaid's Office Products Group. From 1983 to 1992, Mr. Mariotti served as President of Huffy Bicycles. Mr. Mariotti is currently a Director of Home Care Industries, Amrep, Inc. of Marietta, Georgia, a Director of Doskocil Manufacturing of Arlington, Texas, and a member of the Advisory Board of Manco, Inc.

         A. Corydon Meyer became a director and the President and Chief Executive Officer of the Company and UnionTools in September 1999. Mr. Meyer joined the Company and UnionTools in June 1999 as Senior Vice President of Sales and Marketing. Mr. Meyer served as Vice President and Chief Operating Officer of Reiker Enterprises, Inc. from 1998 to 1999. Mr. Meyer served as Vice President and Business Unit Manager of Lamson & Sessions Co. from 1990 to 1998. Mr. Meyer served in various finance, manufacturing, sales, and marketing positions with White Consolidated Industries from 1977 to 1990.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         Our Board of Directors had a total of four meetings during the fiscal year ended December 31, 2001 ("fiscal 2001"). During fiscal 2001, each of the directors attended 75% or more of the total number of meetings of (i) the Board and (ii) the committees of the Board on which the director served. Directors who are also employed by us receive no compensation for serving as directors. For fiscal 2001, non-employee directors received the following annual compensation:
(i) $20,000 paid, at the director's election, either in shares of our common stock pursuant to our Deferred Equity Compensation Plan for Directors (the "Director Stock Plan") or one-half in cash and one-half in shares of our common stock pursuant to our Director Stock Plan; (ii) stock options with an exercise price equal to the fair market value of our common stock on the date of grant, a Black-Scholes valuation of $25,000 and a ten year term issued under our Director Option Plan; and (iii) reimbursement of reasonable out-of-pocket expenses. Additionally our Chairman of the Board received annual compensation of $60,000. For fiscal 2002, non-employee directors will receive the following compensation:
(i) shares of restricted stock and stock options as more fully described below, and (ii) reimbursement of reasonable out-of-pocket expenses. Additionally, in fiscal 2002, our Chairman of the Board will receive annual compensation of $60,000 for his services, and our Chairman of the Audit Committee will receive annual compensation of $3,000 for his services. Compensation under our Director Stock Plan ceased in the second quarter of fiscal 2002.

         On November 16, 2001, our Board of Directors approved the payment of a one-time extraordinary director fee of $50,000 to each of Messrs. Kahl and Mariotti in recognition of the additional time commitment from each individuals, paid in January 2002. Additionally, on March 1, 2002, our Board of Directors approved the payment of a one-time extraordinary director fee of $150,000 to Mr. Abbott in recognition of the additional time commitment from him, paid in March 2002.

         In March 1997, we created a Management Development and Compensation Committee (the "Compensation Committee") and an Audit Committee (the "Audit Committee"). Our Compensation Committee has the authority to (i) administer our 1997 Stock Incentive Plan, including the selection of optionees and the timing of option grants, (ii) administer our 1997 Non-Employee Director Stock Option Plan,
(iii) review and monitor key associate compensation policies and administer our management compensation plans and (iv) monitor the performance of our executive officers and develop succession and career planning related thereto. Currently, Messrs. Abbott (Chairman), Barrett, Cebula, Kahl, and Mariotti serve on the Compensation Committee. We anticipate that Mr. Lind will replace Mr. Barrett on our Compensation Committee. During fiscal 2001, our Compensation Committee met one time. See the "Report of the Management Development and Compensation Committee of the Board of Directors" below.

         Our Audit Committee recommends the annual appointment of our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles used by us in financial reporting and the adequacy of our internal control procedures. Currently, Messrs. Mariotti (Chairman), Abbott, Barrett and Kahl serve on our Audit Committee. We anticipate that Mr. Barrett's position on our Audit Committee will not be immediately filled. During fiscal 2001, our Audit Committee met one time. See the "Report of the Audit Committee of the Board of Directors" below.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information regarding beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of the outstanding shares of our common stock, each of our directors individually, our director nominee, each of our Named Executive Officers individually, and all of our directors and executive officers as a group as of September 30, 2002:

                                                                                 Shares Beneficially Owned(1)(2)
                                                                              ----------------------------------
                                                                                  Number             Percent
                                                                              ---------------      -------------
         The TCW Group, Inc.(3)                                                   22,550,063              87.9%
         OCM Principal Opportunities Fund, L.P.(4)                                17,225,427              76.7%
         William W. Abbott(5)                                                        227,920               3.5%
         Matthew S. Barrett(6)                                                    17,225,427              76.7%
         Vincent J. Cebula(7)                                                     17,225,427              76.7%
         John J. Kahl(8)                                                              33,334            *
         James R. Lind(9)                                                         17,225,427              76.7%
         John L. Mariotti(10)                                                         40,034            *
         A. Corydon Meyer(11)                                                        340,547               5.1%
         John G. Jacob(12)                                                           107,651               1.7%
         Gary W. Zimmerman(13)                                                        52,300            *
         Carol B. LaScala(14)                                                         21,350            *
         John Mackin(15)                                                                   0            *
         All directors and executive officers as a group (9 persons)(16)          18,048,563              77.9%


* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(2) The address for the TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, California 90017. The address for OCM Principal Opportunities Fund, L.P. (the "Oaktree Fund"), Mr. Barrett, and Mr. Lind is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. The address for Mr. Abbott is 6923 Greentree Drive, Naples, Florida 34108. The address for Mr. Cebula is 1301 Avenue of the Americas,

         34th Floor, New York, New York 10019. The address for Mr. Kahl is c/o Jack Kahl & Associates, LLC, Logos Communications Bldg., 26100 First Street, Westlake, Ohio 44145-1438. The address for Mr. Mariotti is 717 Brixworth Boulevard, Knoxville, Tennessee 37922-4775. The address for Messrs. Meyer, Jacob, Zimmerman and Ms. LaScala is c/o Acorn Products, Inc., 390 W. Nationwide Blvd., Columbus, Ohio 43215.

(3) The TCW Group, Inc. is the parent corporation of TCW Asset Management Company ("TAMCO"). TAMCO is the managing general partner of TCW Special Credits, a general partnership among TAMCO and certain individual general partners (the "Individual Partners"). TCW Special Credits is
         (i) the general partner of four limited partnerships that hold shares of common stock (the "TCW Limited Partnerships") and (ii) the investment advisor for three third party accounts that hold shares of common stock (the "TCW Accounts"). The TCW Limited Partnerships and the TCW Accounts in the aggregate hold 2,148,583 shares of common stock and have the right to receive 6,608,670 shares of common stock upon conversion of their interests in Series A Preferred Stock ("Preferred Stock") and 6,935,704 shares of common stock upon conversion of their holdings of 12% Convertible Notes (the "Convertible Notes"). The Preferred Stock and the Convertible Notes shall convert into shares of common stock upon completion of a rights offering. See "Recapitalization Plan" below for a detailed discussion of the terms of the Preferred Stock and the Convertible Notes. The TCW Group, Inc. also is the parent corporation of Trust Company of the West, which is the trustee of four trusts that hold shares of common stock (the "TCW Trusts"). The TCW Trusts in the aggregate hold 1,013,466 shares of common stock and have the right to receive 4,579,636 shares of common stock upon conversion of the Preferred Stock and 2,305,998 shares of common stock upon conversion of their Convertible Notes. The share numbers regarding the conversion of the Preferred Stock and the Convertible Notes do not include the right to receive additional shares of common stock pursuant to the conversion of accrued but unpaid interest due under the Preferred Stock and the Convertible Notes. The following TCW Limited Partnerships and TCW Trusts individually beneficially own more than 5% of the outstanding shares of common stock:

                                                                  Shares Issuable upon
                                                                   Conversion of the            Shares            Percent
                                               Shares             Preferred Stock and        Beneficially       Beneficially
                       Name                      Owned             Convertible Notes            Owned              Owned
         ----------------------------------    ----------     -- -----------------------    ---------------    ---------------

         TCW Special Credits Fund III           660,003                    0                    660,003            10.3%
         TCW Special Credits Fund IIIb          626,039                2,851,866              3,477,905            37.6%
         TCW Special Credits Plus Fund          227,807                3,041,994              3,269,801            34.6%
         TCW Special Credits Trust              315,668                1,426,180              1,741,848            22.3%
         Weyerhaeuser Company Master
         Retirement Trust                       227,781                3,171,700              3,399,481            35.5%
         TCW Special Credits Trust IIIb         447,152                2,851,866              3,299,018            35.7%

         Certain of the Individual Partners also are principals of Oaktree. The Individual Partners, in their capacity as general partners of TCW Special Credits, have been designated to manage the TCW Limited Partnerships, the TCW Accounts and the TCW Trusts. Although Oaktree provides consulting, research and other investment management support to the Individual Partners, Oaktree does not have voting or dispositive power with respect to the TCW Limited Partnerships, the TCW Accounts or the TCW Trusts. Based upon information contained in a Schedule 13D/A filed on June 13, 2002.

(4) Includes the right to receive 16,023,384 shares of our common stock pursuant to conversion of the Preferred Stock and the Convertible Notes. In addition, includes 42,820 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002, held by Stephen A. Kaplan, a former director, and 9,723 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002, held by Mr. Cebula, a current director, for the benefit of the Oaktree Fund. Does not include (i) 41,230 shares of common stock issuable pursuant to the Director Stock Plan held by Stephen A. Kaplan for the benefit of the Oaktree Fund, and (ii) the right to receive additional shares of our common stock pursuant to the conversion of accrued but unpaid interest due under the Preferred Stock and the Convertible Notes. Oaktree Capital Management, LLC, as the general partner of the Oaktree Fund, has voting and dispositive power over the shares held by the Oaktree Fund and may be deemed a beneficial owner of such shares. Based upon information contained in a Schedule 13D/A filed on June 13, 2002.

(5) Includes 142,820 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 30, 2002. Does not include 7,624 shares of common stock issuable pursuant to the Director Stock Plan.

(6) Reflects shares of common stock owned by the Oaktree Fund. To the extent that Mr. Barrett, as a managing director of Oaktree, participates in the process to vote or dispose of any such shares, he may be deemed under such circumstances for the purpose of Section 13 of the Exchange Act to be the beneficial owner of such shares of common stock. Mr. Barrett disclaims beneficial ownership of such shares of common stock. Does not include 42,820 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002, and 72,664 shares of common stock issuable pursuant to the Director Stock Plan. All such compensation paid to Mr. Barrett is donated to charity.

(7) Reflects shares of common stock owned by the Oaktree Fund. To the extent that Mr. Cebula, as a managing director of Oaktree, participates in the process to vote or dispose of any such shares, he may be deemed under such circumstances for the purpose of Section 13 of the Exchange Act to be the beneficial owner of such shares of common stock. Mr. Cebula disclaims beneficial ownership of such shares of common stock. Does not include 9,723 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 30, 2002, and 32,950 shares of common stock issuable pursuant to the Director Stock Plan.

(8) Includes 33,334 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 30, 2002. Does not include 32,520 shares of common stock issuable pursuant to the Director Stock Plan.

(9) Reflects shares of common stock owned by the Oaktree Fund. To the extent that Mr. Lind (a director nominee), as an assistant vice president of Oaktree, participates in the process to vote or dispose of any such shares, he may be deemed under such circumstances for the purpose of Section 13 of the Exchange Act to be the beneficial owner of such shares of common stock.

(10) Includes 33,334 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 30, 2002. Does not include 32,520 shares of common stock issuable pursuant to the Director Stock Plan.

(11) Includes 319,047 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002.

(12) Includes 107,651 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002.

(13) Includes 50,000 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002.

(14) Includes 21,350 shares of common stock issuable pursuant to options exercisable within 60 days of September 30, 2002.

(15) Mr. Mackin's employment with us and UnionTools ended upon his resignation on September 28, 2001.

(16)     See notes (5) through (14) above.

EXECUTIVE OFFICERS

         In addition to Mr. Meyer, the following persons are our executive officers:

         John G. Jacob, age 42, was named our Vice President and Chief Financial Officer in June 1999. From 1998 to June 1999, Mr. Jacob served as Vice President of Finance for Sun Apparel Company/Polo Jeans Company. Prior to that, Mr. Jacob served as Vice President of Finance and Treasurer of Maidenform Worldwide, Inc. from 1996 to 1998. From 1991 to 1996, Mr. Jacob served in various positions at Kayser-Roth Corporation, most recently as Vice President and Treasurer.

         Gary W. Zimmerman, age 44, was named our Senior Vice President of Operations in September 2000. Prior to that, Mr. Zimmerman served as General Manager of U.S. Operations for Lexmark International, Inc. from July 1998 to September 2000. From January 1979 to July 1998, Mr. Zimmerman served in various positions at Huffy Corporation, most recently as Vice President, Plant Operations and Logistics, for Huffy Bicycles.

         Carol B. LaScala, age 42, was named our Vice President of Human Resources in December 2000. Ms. LaScala joined UnionTools in November 1999 as Director of Human Resources. From June 1999 to November 1999, Ms. LaScala served as Director of Human Resources for the Longaberger Company. Prior to that, Ms. LaScala served as Manager, Human Resources, for Rubbermaid Incorporated from September 1995 to June 1999. From February 1984 to September 1995, Ms. LaScala served in various positions with The Stanley Works, most recently as Division Human Resources Manager for the Hand Tools Division.

         Officers are elected annually by our Board of Directors and serve at the Board's discretion. There are no family relationships among our directors and executive officers.

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our chief executive officer and each of our other most highly compensated executive officers (the "Named Executive Officers"). Compensation, other than options to purchase common stock, was paid by UnionTools.

                                           SUMMARY COMPENSATION TABLE


                                                                                Long-Term
                                                                              Compensation
                                                                              -------------
                                                                                 Awards
                                           Annual Compensation                   ------              All Other
                                ---------------------------------------   Securities Underlying     Compensation
Name and Principal Position       Year(1)    Salary ($)      Bonus ($)         Options (#)        ($) (2)(3)(4)(5)
---------------------------       -------    ----------      ---------         -----------        ----------------

A. Corydon Meyer(6)              2001          $277,404        $138,700               --                $9,648
President and Chief              2000           257,192          40,000          119,047                22,481
Executive Officer of the         1999T          101,923              --          300,000                65,807
Company and UnionTools           1999            19,231              --               --                    --

John G. Jacob(7)                 2001          $206,539         $84,000               --                $8,821
Chief Financial Officer and      2000           192,785          22,000           76,190                 9,091
Vice President of the            1999T           76,154              --           31,461               133,211
Company and UnionTools           1999            17,307              --               --                    --

Gary W. Zimmerman(8)             2001          $203,077         $84,000               --               $17,732
Senior Vice President,           2000            57,335          40,000          100,000                66,483
Operations of the Company        1999T               --              --               --                    --
and UnionTools                   1999                --              --               --                    --

Carol B. LaScala(9)              2001          $110,000         $44,000           35,200                $5,774
Vice President, Human            2000            95,809          15,000            5,000                 2,535
Resources of the Company         1999T            9,135           5,000               --                    --
and UnionTools                   1999                --              --               --                    --

John Mackin(10)                  2001          $124,039              --               --               $41,483
Former Vice President, Sales     2000           148,446              --           70,952                26,774
and Marketing of UnionTools      1999T           36,441         $10,000               --                    61
                                 1999            62,115              --               --                    --

----------------------------



(1) 1999T represents the 5-month transition period ended December 31, 1999.

(2) Amounts shown include matching benefits paid under our defined contribution 401(k) plan and other miscellaneous cash benefits, but do not include retirement benefits under our Salaried Employee Pension Plan (see "Pension Plans").

(3) Amounts shown for transition 1999 include the following: $65,564 and $133,101 paid by us with respect to relocation expenses for Messrs. Meyer and Jacob, respectively; and $61 paid with respect to supplementary life insurance for Mr. Mackin.

(4) Amounts shown for fiscal 2000 include the following: $596, $291, $358, $114, and $208 paid by us with respect to supplementary life insurance for Messrs. Meyer, Jacob, Zimmerman, Ms. LaScala, and Mr. Mackin, respectively; $12,500 paid by us with respect to a restricted stock grant to Mr. Meyer; $9,385, $8,800, and $2,421 of matching benefits paid under our defined contribution 401(k) plan for Messrs. Meyer, Jacob, and Ms. LaScala, respectively; $66,125 and $26,566 paid by us with respect to relocation expenses for Messrs. Zimmerman and Mackin, respectively.

(5) Amounts shown for fiscal 2001 include the following: $859, $321, $303, $46, and $233 paid by us with respect to supplementary life insurance for Messrs. Meyer, Jacob, Zimmerman, Ms. LaScala, and Mr. Mackin, respectively; $8,500, $8,500, $7,462, and $5,500 of matching benefits paid under our defined contribution 401(k) plan for Messrs. Meyer, Jacob, Zimmerman, and Ms. LaScala, respectively; $9,678 paid by us with respect to relocation expenses for Mr. Zimmerman; and $41,250 paid by us with respect to the severance agreement with Mr. Mackin.

(6)  Mr. Meyer's employment with us and UnionTools, Inc. began on June 21, 1999.

(7)  Mr. Jacob's employment with us and UnionTools, Inc. began on June 21, 1999.

(8) Mr. Zimmerman's employment with us and UnionTools, Inc. began on September 11, 2000.

(9) Ms. LaScala's employment with us and UnionTools, Inc. began on November 22, 1999.

(10) Mr. Mackin's employment with us and UnionTools, Inc. began on February 15, 1999 and ended upon his resignation on September 28, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning the grant of stock options to our Named Executive Officers under our 1997 Stock Incentive Plan during the fiscal year ended December 31, 2001.

                                                           INDIVIDUAL GRANTS


                                                                                          Potential Realized Value at
                              Number of        % of Total                                 Assumed Annual Rates of Stock
                             Securities          Options                                     Price Appreciation for
                             Underlying        Granted to      Exercise                         Option Terms(2)(3)
                           Options Granted    Associates in     Price      Expiration   ----------------------------------
         Name                    (#)          Fiscal Year(1)   ($/Share)     Date          5% ($)             10% ($)
-----------------------   ------------------  --------------   ---------   ----------   --------------     ---------------

A. Corydon Meyer                    100,000           67.2%       $0.58         2011          $36,476             $92,437

John G. Jacob                             0               -           -            -                -                   -

Gary W. Zimmerman                    25,000           16.8%       $0.58         2011           $9,119             $23,109

Carol B. LaScala                     17,600           11.8%       $1.25         2011          $13,836             $35,062
                                      1,250            0.8%       $3.00         2011           $2,358              $5,977

John Mackin(4)                            0               -           -            -                -                   -


______________________

(1)  Percentage is based upon 148,850 options granted to associates in fiscal
     2001.

(2) The dollar amounts in these columns are the product of (a) the difference between (1) the product of the per share market price at the date of grant and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) the per share exercise price and (b) the number of shares underlying the grant.

(3) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value that may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether an increase will be realized will depend not only on the efforts of the recipient of the option, but also upon conditions in our industry and market area, competition, and economic conditions, over which the optionee may have little or no control.

(4) Mr. Mackin's employment with us and UnionTools ended upon his resignation on September 28, 2001.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

           The following table provides certain information regarding the number and value of stock options held by our Named Executive Officers at December 31, 2001.


                            Shares                       Number of Securities            Value of Unexercised
                           Acquired                     Underlying Unexercised           In-the-Money Options
                              On          Value         Options at Year-End (#)           at Year-End ($) (2)
                           Exercise     Realized     ------------------------------    ----------------------------
       Name                   (#)        ($) (1)     Exercisable     Unexercisable     Exercisable   Unexercisable
       ----                   ---        -------     -----------     -------------     -----------   -------------

   A. Corydon Meyer            0           0           319,047           100,000            0              0
   John G. Jacob               0           0           107,651                 0            0              0
   Gary W. Zimmerman           0           0            50,000            50,000            0              0
   Carol B. LaScala            0           0            21,350            18,850            0              0
   John Mackin(3)              0           0                 0                 0            0              0

_______________________

(1) Value realized represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without consideration for any taxes or brokerage expenses that may have been owed.

(2) Represents the total gain which would be realized if all in-the-money options held at year-end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year-end ($0.33 based on the average of the high and low sale prices on December 31, 2001). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(3) Mr. Mackin's employment with us and UnionTools ended upon his resignation on September 28, 2001.

                         EQUITY COMPENSATION PLAN TABLE

         The following table sets forth additional information as of December 31, 2001, about shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to the stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights. The table does not reflect the additional shares covered by proposals contained in this proxy statement including: (1) the proposed amendment to the 1997 Non-Employee Director Stock Incentive Plan which is discussed in Proposal Three; and (2) the proposed amendment to the 1997 Stock Incentive Plan which is discussed in Proposal Four.

EQUITY COMPENSATION PLAN INFORMATION




                                                                                                NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE
                                         NUMBER OF SECURITIES                                    FOR ISSUANCE UNDER
                                           TO BE ISSUED UPON           WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                             EXERCISE OF              EXERCISE PRICE OF           PLANS (EXCLUDING
                                         OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,       SECURITIES REFLECTED
           PLAN CATEGORY                  WARRANTS AND RIGHTS         WARRANTS AND RIGHTS           IN COLUMN (a))
-------------------------------------    ----------------------    -------------------------    ----------------------

Equity compensation plans approved
by security holders (1)                          1,243,437                     $ 1.98                 433,461

Equity compensation plans not
approved by security holders (2)                    21,690                     $ 3.23                       0

Total

(1) Equity compensation plans approved by stockholders include the 1997 Stock Incentive Plan, as amended; the Amended and Restated Deferred Equity Compensation Plan for Directors; and the 1997 Non-Employee Director Stock Incentive Plan, as amended.

(2) Represents options issued under the VHG Option Plan which was not approved by the stockholders. We became the successor issuer to the VHG Option Plan upon our acquisition of VHG Tools, Inc. All outstanding options granted under the VHG Option Plan terminate in 2003. Pursuant to the terms of the VHG Option Plan, we can not issue any additional options under that Plan.

                            TEN YEAR OPTION REPRICING

         On September 17, 2001, we repriced options held by Mr. Zimmerman for an aggregate of 25,000 shares of common stock. The table below presents the required disclosure with respect to any repricing of options held by any executive officer during the last ten completed years.

                                                                                                          Length of
                                        Number of                                                         Original
                                       Securities       Market Price                                     Option Term
                                       Underlying       of the Stock      Exercise Price                  Remaining
                                         Options       at the Time of       at Time of         New       at Date of
                                       Repriced or      Repricing or       Repricing or     Exercise    Repricing or
    Name/Title              Date       Amended (#)      Amendment ($)      Amendment ($)    Price ($)     Amendment
    ----------              ----       -----------      -------------      -------------    ---------     ---------

A. Corydon Meyer           10/3/00       16,901             $0.97              $4.81          $2.25       8.8 years
President and CEO          10/3/00       83,099             $0.97              $3.88          $2.25       8.9 years

Gary W. Zimmerman          9/17/01       25,000             $0.45              $1.25          $0.58       8.0 years
Senior VP, Operations

         Our Compensation Committee approved the stock option repricing, in light of the significant decreases in the price of our common stock during late 1999, 2000, and 2001, to motivate and retain our then newly-elected President and Chief Executive Officer and our Senior Vice President of Operations who held "underwater options."

                                     MANAGEMENT DEVELOPMENT AND COMPENSATION
                                     COMMITTEE

                                          William W. Abbott (Chairman)
                                          Matthew S. Barrett
                                          Vincent J. Cebula
                                          John J. Kahl, Jr.
                                          John L. Mariotti

PENSION PLANS

         UnionTools, Inc. maintains six noncontributory defined benefit pension plans covering most of our hourly associates. UnionTools also maintains a noncontributory defined benefit pension plan covering our salaried, administrative and supervisory associates (the "Salaried Employee Pension Plan"). In fiscal 2000, the Salaried Employee Pension Plan was amended to exclude further plan participants. In fiscal 2001, the Salaried Employee Pension Plan was frozen for all plan participants.

         The following table sets forth the estimated annual benefits payable upon retirement under the Salaried Employee Pension Plan based on retirement at age 65 and fiscal 2001 covered compensation.

                                                             Years of Service
                                 -----------------------------------------------------------------------
         Remuneration(1)             15             20              25             30             35
         ---------------         ---------       ---------      ---------       --------       ---------

         $125,000                  $42,187         $56,250        $70,313        $70,313         $70,313
         $170,000 and above         54,000          72,000         90,000         90,000          90,000

______________________

(1)  Based on final earnings.

         Compensation under the Salaried Employee Pension Plan is limited to $170,000 as required by the Employee Retirement Income Security Act of 1974 and is based on years of credited service and final earnings (the highest average monthly earnings over any 60 consecutive calendar month period in the 120 calendar months preceding retirement or termination of employment). Monthly compensation is paid under the Salaried Employee Pension Plan in an amount equal to 2.25% of the associates' final earnings multiplied by the lesser of 25 years or the total number of years of credited service. Compensation under the Salaried Employee Pension Plan is not subject to any offset.

AGREEMENTS WITH KEY EXECUTIVES

         On June 11, 2002, we entered into an employment agreement with Mr. Meyer with a term expiring on June 30, 2005. The agreement provides for a base salary of $300,000, subject to increases approved by our Board. Mr. Meyer is eligible to receive an annual targeted bonus of 60% of his base salary upon the achievement of performance goals set by our Board. If Mr. Meyer is terminated by us for any reason other than for cause (as defined in the agreement) or by Mr. Meyer for good reason (as defined in the agreement), we will pay Mr. Meyer: (i) in a lump sum, an amount equal to the highest aggregate annual compensation (including salary, bonuses and incentive payments) included in gross income paid to Mr. Meyer during any one of the three taxable years proceeding the date of termination; (ii) continue to pay Mr. Meyer's life insurance and medical benefit premiums for the lesser of one year from date of termination or until Mr. Meyer accepts subsequent employment; and (iii) outplacement services expenses of up to $25,000 for up to one year from termination. If Mr. Meyer's employment with us is terminated by either Mr. Meyer for good reason (as defined in the agreement) or by us for any reason other than for cause (as defined in the agreement), within either (i) 90 days prior to a change of control or (ii) two years after a change of control, in addition to the severance payments outlined above, we will pay Mr. Meyer, in a lump sum, on the fifth day following the date of Mr. Meyer's termination, an amount equal to two times the highest aggregate annual compensation (which shall include salary, bonuses and cash incentive payments only) included in gross income paid to Mr. Meyer during any one of the three taxable years proceeding the date of Mr. Meyer's termination.

         On June 11, 2002, we entered into an employment agreement with Mr. Jacob with a term expiring on June 30, 2005. The agreement provides for a base salary of $225,000, subject to increases approved by our Board. Mr. Jacob is eligible to receive an annual targeted bonus of 50% of his base salary upon the achievement of performance goals set by our Board. If Mr. Jacob is terminated by us for any reason other than for cause (as defined in the agreement) or by Mr. Jacob for good reason (as defined in the agreement), we will pay Mr. Jacob: (i) in a lump sum, an amount equal to the highest aggregate annual compensation (including salary, bonuses and incentive payments) included in gross income paid to Mr. Jacob during any one of the three taxable years proceeding the date of termination; (ii) continue to pay Mr. Jacob's life insurance and medical benefit premiums for the lesser of one year from date of termination or until Mr. Jacob accepts subsequent employment; and (iii) outplacement services expenses of up to $25,000 for up to one year from termination. If Mr. Jacob's employment with us is terminated by either Mr. Jacob for good reason (as defined in the agreement) or by us for any reason other than for cause (as defined in the agreement), within either (i) 90 days prior to a change of control or (ii) two years after a change of control, in addition to the severance payments outlined above, we will pay Mr. Jacob, in a lump sum, on the fifth day following the date of Mr. Jacob's termination, an amount equal to two times the highest aggregate annual compensation (which shall include salary, bonuses and cash incentive payments only) included in gross income paid to Mr. Jacob during any one of the three taxable years proceeding the date of Mr. Jacob's termination.

         In June 1999, we entered into agreements with Messrs. Meyer and Jacob which provide that following termination of the executives' employment with us, we will pay to the executive an amount equal to the highest aggregate annual compensation (including salary, bonuses and incentive payments) includable in gross income paid to such executive during any one of the three taxable years preceding the date of his termination. If termination occurs within 90 days prior or two years following a change in control (as defined in such agreement), we also are required to pay to the executive an amount equal to two times the amount described in the preceding sentence. During the term of Messrs. Meyer and Jacob's employment agreements, the provisions of the employment agreements will control if a change of control occurs. Upon termination of Messrs. Meyer's and Jacob's employment agreements, the terms of these agreements will become applicable.

         On September 11, 2000, we entered into a change in control agreement with Mr. Zimmerman which provides that following termination for any reason other than "just cause" within eighteen months of a change of control event (as defined in such agreement), we will pay Mr. Zimmerman an amount equal to one year's annual salary. This agreement was amended in June 2002 to provide that if Mr. Zimmerman is terminated for any reason other than "just cause" within eighteen months of a change of control event (as defined in such agreement), we will pay Mr. Zimmerman an amount equal to three year's annual salary.

         On November 22, 1999, we entered into a change of control agreement with Ms. LaScala which provides that following termination for any reason other than "just cause" within eighteen months of a change of control event (as defined in such agreement), we will pay Ms. LaScala an amount equal to one year's annual salary.

         The following Management Development and Compensation Committee Report, Performance Graph, and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

         Our Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") was formed in March 1997 and consists entirely of non-employee directors. Our Compensation Committee is responsible for the development of our executive compensation policies and the application of such policies to the compensation of executive officers. Our Compensation Committee believes that compensation must (i) be competitive with similar companies in order to attract, motivate and retain the managers necessary to lead and grow our business and (ii) provide strong incentives for key managers to achieve our goals. Our Compensation Committee retained Ernst & Young LLP to assist it in the process of implementing a new compensation program beginning in fiscal 2000. A primary goal of the new compensation program is to link executive officer compensation to performance that enhances stockholder value. The components of compensation for our executive officers are base salary, annual cash incentives and long-term incentives in the form of cash awards and stock options and restricted stock grants. Each of these components is discussed in more detail below.

BASE SALARY

         In determining the base salaries of our executive officers, the primary information considered by our Compensation Committee is data regarding salaries paid to executives in similar positions at similar companies. Our Compensation Committee strives to set base salaries for our executive officers at, or slightly below, average levels indicated by the survey data, while attempting to set total cash compensation at average market levels indicated by the survey data. Our Compensation Committee also considers the possible need for an adjustment in targeted base salary to reflect a change in an executive's position or responsibilities or to encourage a new executive to join us.

         Our Compensation Committee reviews the base salaries of the executive officers annually and otherwise when a change in circumstances so warrants. In addition to salary survey data, our Compensation Committee's review is based primarily on the following subjective factors: (i) the executive's performance regarding planning, organizing and performing assigned tasks; (ii) the executive's performance in contributing to our profitability; (iii) the executive's performance in managing personnel; and (iv) the executive's contribution to defining and achieving our strategic goals.

ANNUAL CASH INCENTIVE

         Our annual cash incentive plan (the "Cash Incentive Plan") is designed to reward our executive officers and many of our associates for achieving corporate performance objectives and to align their interests with the interests of our stockholders. In fiscal 2001, targeted awards under the Cash Incentive Plan were based on a specified percentage of each executive's base salary, 50% for our President and Chief Executive Officer and 40% for each of the other executive officers. For fiscal 2002, targeted awards under our Cash Incentive Plan are 60% of base salary for our President and Chief Executive Officer, 50% of base salary for Messrs. Jacob and Zimmerman and 40% of base salary for Ms. LaScala. Awards are capped at 150% of the targeted amount. One hundred percent of the President and Chief Executive Officer's available award is contingent upon achievement of corporate profitability targets. Eighty percent of each of the other executive's available award is contingent upon achievement of corporate profitability targets, while the remaining 20% is based on specific personal or functional objectives. During fiscal 2001, we made awards to executives and associates under both our Cash Incentive Plan and for special recognition in the aggregate of $820,715.

LONG-TERM INCENTIVES

         Our long-term incentives are designed to attract and retain key executives, to allow executives to share in the ownership and to motivate executives to achieve long-term goals that are essential to success. Targeted awards under the long-term incentives are based on a specified percentage of each executive's base salary. Our Compensation Committee strives to set targeted awards under the long-term incentives at the average level of long-term incentive compensation paid to executives in similar positions at similar companies. In fiscal 2001, targeted awards under the long-term incentives were based on a specified percentage of each executive's base salary, 50% for our President and Chief Executive Officer and 40% for each of the other executive officers. In fiscal 2001, the long-term incentive awards were payable in stock options.

         Stock options and restricted stock granted in connection with the long-term incentives are made under our Incentive Plan. The number of shares of our common stock subject to the options granted during fiscal 2001 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to our future performance. No specific weight was given to any of these factors. Although information as to the options awarded to each executive officer during previous years was reviewed by our Compensation Committee, our Compensation Committee did not consider the total amount of options held by an officer in determining the size of an option awarded for fiscal 2001.

         For fiscal 2002, long-term incentives will be made under our LTIP and our Incentive Plan. Targeted awards under the LTIP are 60% of base salary for our President and Chief Executive Officer, 50% of base salary for Messrs. Jacob and Zimmerman and 40% of base salary for Ms. LaScala. Awards are capped at 200% of the targeted amount. Targeted awards will be paid in cash for performance in fiscal 2002 and fiscal 2003.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

         On June 11, 2002, we entered into an employment agreement with Mr. Meyer with a term expiring on June 30, 2005. The agreement provides for a base salary of $300,000, subject to increases approved by our Board. Mr. Meyer is eligible to receive an annual targeted bonus of 60% of his base salary upon the achievement of performance goals set by our Board. If Mr. Meyer is terminated by us for any reason other than for cause (as defined in the agreement) or by Mr. Meyer for good reason (as defined in the agreement), we will pay Mr. Meyer: (i) in a lump sum, an amount equal to the highest aggregate annual compensation (including salary, bonuses and incentive payments) included in gross income paid to Mr. Meyer during any one of the three taxable years proceeding the date of termination; (ii) continue to pay Mr. Meyer's life insurance and medical benefit premiums for the lesser of one year from date of termination or until Mr. Meyer accepts subsequent employment; and (iii) outplacement services expenses of up to $25,000 for up to one year from termination. If Mr. Meyer's employment with us is terminated by either Mr. Meyer for good reason (as defined in the agreement) or by us for any reason other than for cause (as defined in the agreement), within either (i) 90 days prior to a change of control or (ii) two years after a change of control, in addition to the severance payments outlined above, we will pay Mr. Meyer, in a lump sum, on the fifth day following the date of Mr. Meyer's termination, an amount equal to two times the highest aggregate annual compensation (which shall include salary, bonuses and cash incentive payments only) included in gross income paid to Mr. Meyer during any one of the three taxable years proceeding the date of Mr. Meyer's termination.

         Mr. Meyer's compensation was set by our Compensation Committee based on a number of factors, including: salaries paid to other executives in similar positions at similar companies, Mr. Meyer's experience, Mr. Meyer's past performance, the Compensation Committee's subjective perception of Mr. Meyer's performance and his historical and anticipated future contributions to our success. The determination was not based on specific objective criteria and no specific weight was given to any of the factors considered.

INTERNAL REVENUE CODE SECTION 162(m)

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code (the "Code") to add Section 162(m) which bars a deduction to any publicly held company for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, our Compensation Committee intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law.

                                      MANAGEMENT DEVELOPMENT AND COMPENSATION
                                      COMMITTEE

                                          William W. Abbott (Chairman)
                                          Matthew S. Barrett
                                          Vincent J. Cebula
                                          John J. Kahl, Jr.
                                          John L. Mariotti

PERFORMANCE GRAPH

          COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE NASDAQ STOCK MARKET - US INDEX AND THE NASDAQ NON-FINANCIAL INDEX

         The following Performance Graph compares our performance with that of the Nasdaq Stock Market - US Index and the Nasdaq Non-Financial Index, which is a published industry index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on June 24, 1997 (the effective date our common stock began trading on the Nasdaq National Market), in our common stock, and in the Nasdaq Stock Market - US Index and the Nasdaq Non-Financial Index and that all dividends were reinvested.


ACORN PRODS INC

                              6/24/1997        7/97         7/98         7/99       12/99         12/00       12/01
                              ---------        ----         ----         ----       -----         -----       -----
ACORN PRODUCTS, INC.           100.00           96.43      36.61         33.04      10.71         2.24         2.36
NASDAQ STOCK MARKET (U.S.)     100.00          109.82     129.24        184.69     284.92       171.37       135.98
NASDAQ NON-FINANCIAL           100.00          110.14     128.23        189.09     302.41       176.28       134.73

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Our Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, our Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         Our Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with our Audit Committee under generally accepted auditing standards. In addition, our Audit Committee has discussed with the independent auditors the auditors' independence from management and us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         Our Audit Committee discussed with the independent auditors the overall scope and plans for their audit. Our Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. Our Audit Committee held one meeting during fiscal 2001. Our Audit Committee Chairman participated in quarterly teleconference meetings with our independent auditors and our Chief Financial Officer.

         Our Board of Directors also evaluated the independence of each member of our Audit Committee. As part of its evaluation, our Board of Directors determined, in the exercise of its business judgment, that Messrs. Abbott, Kahl, and Mariotti are independent under the Rules of Nasdaq and are financially literate, each in his own capacity. Additionally, while our Board of Directors determined that Mr. Barrett was not independent under the Rules of Nasdaq because of his employment by one of our affiliates, our Board believes, in the exercise of our business judgment, that Mr. Barrett's exceptional financial expertise mandated his appointment to the Audit Committee and was in our best interests and our stockholders.

         In reliance on the reviews and discussions referred to above, our Audit Committee recommended to the Board of Directors (and our Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. Our Audit Committee and our Board of Directors have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as our independent auditors.

         Based upon its work and the information received in the inquiries outlined above, our Audit Committee is satisfied that its responsibilities under our Audit Committee charter for the period ended December 31, 2001, were met and that our financial reporting and audit processes are functioning effectively.

                               AUDIT COMMITTEE

                                   John L. Mariotti (Chairman)
                                   William W. Abbott
                                   Matthew S. Barrett
                                   John J. Kahl, Jr.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Abbott, Barrett, Cebula, Kahl, and Mariotti, who are not employees, are members of our Management Development and Compensation Committee.

TRANSACTIONS BETWEEN DIRECTORS, EXECUTIVE OFFICERS AND US

         In October 1999, UnionTools entered into a Sixth Amendment to the existing Credit Agreement with Heller Financial, Inc. (the "Heller Credit Agreement"). Pursuant to the amendment, the Oaktree Fund and certain of the TCW Funds, which collectively own a majority of our outstanding common stock, made a capital infusion of $6.0 million into UnionTools (the "Capital Infusion"). The loan accrued interest at an annual rate of 12% which accrued interest balance was $2,226,696 as of June 28, 2002. As the full amount of the Capital Infusion, together with accrued interest thereon, was not likely to be repaid in cash pursuant to its terms following the June 28, 2002 termination of the Heller Credit Agreement, the Oaktree Fund and other TCW Funds that held all of the interests in the Capital Infusion agreed to exchange all of such interests for newly-issued shares of our preferred stock effective June 28, 2002. See "Recapitalization Plan" below for a description of the preferred stock.

         On October 3, 2000, we revised the strike price of Mr. Abbott's options to acquire 100,000 shares of common stock issued on October 28, 1999, to $1.25 per share from the original price per share of $3.00. Additionally, during fiscal 2001, we paid Mr. Abbott $60,000 in the aggregate in director fees and for his services as Chairman of the Board of Directors.

         In September 1999, we entered into a separation agreement with Mr. Gabe Mihaly, our former President and Chief Executive Officer. Mr. Mihaly's employment with us and UnionTools ended upon his resignation on September 2, 1999. Mr. Mihaly's agreement included severance payments made by us in fiscal 2001 of $81,465.

RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Subject to ratification by our stockholders, our Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2002. Although the Delaware General Corporation Law does not require the selection of independent certified public accountants to be submitted to a vote by stockholders, our Board believes it is appropriate as a matter of policy to request that our stockholders ratify the appointment of Ernst & Young LLP as independent accountants for the 2002 fiscal year.

         Representatives of the firm of Ernst & Young LLP are expected to be present at our Annual Meeting, and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of our common stock present in person or represented by proxy is required for ratification.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTS FOR FISCAL 2002.

FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

         The following table shows the aggregate fees billed to us by our independent auditors, Ernst & Young LLP, for services rendered during the fiscal year ended December 31, 2001.

                                 Description of Fees                                    Amount
              ---------------------------------------------------------------          -----------

              Audit Fees(1)                                                              $159,000
              Financial Information Systems Design and Implementation Fees                     $0
              All Other Fees(2)(3)                                                       $113,380


__________________________

(1) Includes fees for audits of the December 31, 2001 financial statements and reviews of the related quarterly financial statements.

(2) All other fees include audit-related services for pension plan audit, as well as tax compliance and consultation.

(3) The Audit Committee of our Board of Directors has considered whether the rendering of such non-audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.


SPECIAL FACTORS - NASDAQ DETERMINATION

         On October 11, 2002, we received a Nasdaq Staff Determination indicating that we fail to comply with the minimum market value of publicly held shares requirement of $1,000,000 for continued listing, and that our common stock, therefore, is subject to delisting from the Nasdaq SmallCap Market. We have requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination. We believe that upon completion of our rights offering, we will regain compliance with all Nasdaq listing requirements; however, there can be no assurance that the Panel will grant our request for continued listing.

AMENDMENT TO OUR 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         Our Board of Directors has approved an amendment to our Director Option Plan, subject to approval of the amendment by our stockholders at the Annual Meeting, to increase the number of shares available for issuance under the Director Option Plan from 500,000 to 3,000,000. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting. The following summary highlights the material features of our Third Amended and Restated 1997 Non-Employee Director Stock Option Plan which is attached hereto as Appendix A.

PURPOSE OF THE DIRECTOR OPTION PLAN

         Our Board of Directors created the Director Option Plan to enable us to attract and retain persons to serve as our non-employee directors. Our Board of Directors has approved an amendment to our Director Option Plan to increase the number of shares of our common stock reserved for issuance upon the exercise of options granted under the Director Option Plan from 500,000 shares to 3,000,000 shares. Our Director Option Plan was adopted by our Board of Directors as of December 9, 1997. The amendment increasing the number of shares of our common stock issuable under the Director Option Plan was adopted by our Board of Directors on June 25, 2002. All options granted under our Director Option Plan are non-qualified options. Our Director Option Plan also allows our Board of Directors to grant stock appreciation rights and restricted stock.

ADMINISTRATION OF THE DIRECTOR OPTION PLAN

         Our Director Option Plan is administered by our Compensation Committee which consists of not less than two members of the Board of Directors appointed by the Board who are "non-employee directors" as defined by Rule 16b-3(b)(2)(i) under the Securities Exchange Act of 1934, as amended. With respect to all eligible persons, we develop and recommend and, upon approval of our Board of Directors, our Compensation Committee is authorized to determine to whom and at what time options may be granted. Our Compensation Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, and the rate and manner of exercise. The exercise price of the option may be paid (i) in cash, (ii) in shares of common stock, if authorized in sole discretion of the Board of Directors, (iii) by a combination of cash and shares of common stock, (iv) in the sole discretion of our Compensation Committee, through a cashless exercise procedure involving a broker, or (v) such other consideration as the Compensation Committee may deem appropriate.

TERM OF THE DIRECTOR OPTION PLAN

         Our Director Option Plan terminates on December 9, 2007, unless earlier terminated by our Board of

Directors.

AMENDMENT

         Our Board of Directors may terminate, amend, or modify our Director Option Plan at any time provided that any amendment which requires the approval of our stockholders under the Code or Section 16 of the Securities Exchange Act of 1934, as amended, or the regulations promulgated thereunder, will be subject to such approval in accordance with the applicable law or regulations. No amendment, modification, or termination of our Director Option Plan may in any manner adversely affect any option previously granted under our Director Option Plan without the consent of the option holder or a permitted transferee of such optionholder.

DIRECTOR OPTION PLAN TABLE

         As of June 28, 2002, options to purchase an aggregate of 162,031 shares of our common stock had been granted pursuant to our Director Option Plan, no options had been exercised, options to purchase 162,031 shares remained outstanding, and 337,969 shares remained available for future grant. As of June 28, 2002, the market value of all shares of our common stock subject to outstanding options under our Director Option Plan was approximately $64,812 (based upon the closing sale price per share of our common stock as reported on the Nasdaq SmallCap Market on June 28, 2002). Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of our common stock for purposes of calculating our net income per share. The market value of the 2,500,000 shares of our common stock to be subject to the Director Option Plan was approximately $1,000,000 as of June 28, 2002. As of June 28, 2002, the following current directors named in this proxy statement had been granted options under the Director Option Plan as follows:

                                                  Number of Options         Range of Exercise
                             Name                      Granted                    Price
                    ------------------------    ----------------------    -----------------------
                    William W. Abbott                  42,820                 $1.50 - $10.25
                    Matthew S. Barrett                 42,820                 $1.50 - $10.25
                    Vincent J. Cebula                   9,723                     $1.50
                    John J. Kahl, Jr.                  33,334                     $1.50
                    John L. Mariotti                   33,334                     $1.50

FEDERAL INCOME TAX CONSEQUENCES

         Generally, no income is recognized when a nonqualified stock option is granted to the optionholder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         EXERCISE WITH PREVIOUSLY-OWNED SHARES. All options granted under our Director Option Plan may be exercised with payment either in cash or, if authorized in its sole discretion by our Board of Directors, in previously-owned shares of our common stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of an option, no gain or loss is recognized by the optionholder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is taxable as ordinary income.

         RESTRICTED STOCK. In general, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by the company.

         THE COMPANY DEDUCTION. We are entitled to a tax deduction in connection with the exercise of a non-qualified stock option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

         HOLDING PERIODS. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting capital gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting capital gain or loss will be short-term in character.

         OTHER TAX CONSIDERATIONS. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in our Director Option Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting is required to adopt the amendment to our Director Option Plan.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR DIRECTOR OPTION PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF OUR DIRECTOR OPTION PLAN.

AMENDMENT TO OUR 1997 STOCK INCENTIVE PLAN

         Our Board of Directors has approved an amendment to our 1997 Stock Incentive Plan (the "Incentive Plan"), subject to the approval of the amendment by our stockholders at the Annual Meeting, to increase the number of shares available for issuance under our Incentive Plan from 1,000,000 to 3,000,000. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting. The following summary highlights the material features of our Amended and Restated 1997 Stock Incentive Plan which is attached hereto as Appendix B.

PURPOSE OF THE INCENTIVE PLAN

         Our Incentive Plan was established as of April 3, 1997, and is designed to enable us to attract, retain and motivate members of our senior management and certain other officers and key employees, and our other direct and indirect subsidiaries by creating or increasing their proprietary interest in our Company. Our Incentive Plan provides for the grant of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code as well as options that do not qualify. The maximum number of shares that may be issued under our Incentive Plan is 1,000,000 shares of common stock in the aggregate. The aggregate number of shares granted during any calendar year to any individual is limited to 1,000,000. Our Incentive Plan also allows our Board of Directors to grant stock appreciation rights and restricted stock.

ADMINISTRATION OF THE INCENTIVE PLAN

         Our Incentive Plan is administered by our Compensation Committee which consists of not less than two members of the Board of Directors appointed by the Board who are "non-employee directors" as defined by Rule 16b-3(b)(2)(i) under the Securities Exchange Act of 1934, as amended. With respect to all eligible persons, our Compensation Committee is authorized to determine to whom and at what time options may be granted. Our Compensation Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, and the rate and manner of exercise. The exercise price of the option may be paid (i) in cash, (ii) in shares of our common stock if authorized in the sole discretion of our Board of Directors, (iii) by a combination of cash and shares of common stock, (iv) in the sole discretion of our Compensation Committee, through a cashless exercise procedure involving a broker, or (v) such other consideration as our Compensation Committee may deem appropriate.

TERM OF THE INCENTIVE PLAN

         Options may not be granted under the plan after April 3, 2007.

AMENDMENT

         Our Board may at any time alter, amend, suspend, or terminate our Incentive Plan. Our Compensation Committee may amend our Incentive Plan or any agreement thereunder to the extent necessary for any option or stock appreciation right granted or restricted stock sold or granted under our Incentive Plan to comply with applicable tax or security laws.

INCENTIVE PLAN TABLE

         As of June 28, 2002, options to purchase an aggregate of 826,298 shares of our common stock had been granted pursuant to our Incentive Plan, no options had been exercised, options to purchase 826,298 shares remained outstanding, and 173,702 shares remained available for future grant. As of June 28, 2002, the market value of all shares of our common stock subject to outstanding options under the Incentive Plan was approximately $330,519 (based upon the closing sale price per share of our common stock as reported on the Nasdaq SmallCap Market on June 28, 2002). Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of our common stock for purposes of calculating our net income per share. The market value of the 2,000,000 shares of our common stock to be subject to our Incentive Plan was approximately $800,000 as of June 28, 2002. As of June 28, 2002, the following current directors and executive officers named in this proxy statement had been granted options under our Incentive Plan as follows:

                                                  Number of Options         Range of Exercise
                            Name                       Granted                    Price
                  --------------------------    ----------------------    -----------------------
                  William W. Abbott                    100,000                    $1.25
                  A. Corydon Meyer                     419,047                $0.58 - $2.25
                  John G. Jacob                        107,651                $1.25 - $4.81
                  Gary W. Zimmerman                    100,000                $0.58 - $1.25
                  Carol B. LaScala                     40,200                 $1.25 - $3.00

FEDERAL INCOME TAX CONSEQUENCES

         NONQUALIFIED STOCK OPTIONS. Generally, no income is recognized when a nonqualified stock option is granted to the optionholder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         INCENTIVE STOCK OPTIONS. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

         EXERCISE WITH PREVIOUSLY-OWNED SHARES. All options granted under our Incentive Plan may be exercised with payment either in cash or, if authorized in its sole discretion by our Board of Directors, in previously-owned shares of our common stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of an option, no gain or loss is recognized by the optionholder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is not taxable as ordinary income provided the stock option exercised is an Incentive Option; and the optionholder meets the Holding Periods for the Old Shares at the time of exercise. In this situation, the New Shares would also be subject to the Holding Periods discussed above. On the other hand, if the stock option exercised in this manner is not an Incentive Option, the excess amount is taxable as ordinary income.

         RESTRICTED STOCK. In general, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us.

         BROKER-ASSISTED EXERCISE. A participant may, in the sole discretion of our Compensation Committee, exercise a stock option through a cashless exercise procedure using a broker (a "Cashless Exercise"). Undertaking a Cashless Exercise in conjunction with the exercise of an Incentive Option results in a disposition of those shares before the end of the Holding Periods and causes the participant to recognize ordinary income for those Incentive Option shares that are sold to effect the Cashless Exercise.

         THE COMPANY DEDUCTION. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

         HOLDING PERIODS. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character.

         OTHER TAX CONSIDERATIONS. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in our Incentive Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting is required to adopt the amendment to our Incentive Plan.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR INCENTIVE PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF OUR INCENTIVE PLAN.

PROPOSAL TO APPROVE OUR LONG-TERM INCENTIVE PLAN

         Our Board of Directors approved our Long-Term Incentive Plan (the "LTIP"), effective March 1, 2002, subject to approval of our stockholders. Our LTIP provides for the grant of cash incentive awards to certain of our senior and key associates. Our LTIP is being submitted to our stockholders for approval in order to qualify plan awards made to certain officers as deductible for federal income tax purposes. No awards will be made under our LTIP if stockholder approval is not obtained. The following summary highlights the material features of our LTIP which is attached hereto as Appendix C.

         The objectives of our LTIP are to:

          - help optimize our profitability and growth through incentives which are consistent with our objectives and which link the interests of the participants to those of our stockholders;

          - induce participants to strive for the highest level of performance;

          -    promote teamwork;

          - provide flexibility to our Company in our ability to motivate, attract, and retain the services of participants who make significant contributions to our success and creation of stockholder value; and

          -    allow participants to share in our success.

         Our Compensation Committee will administer our LTIP. Our Compensation Committee consists of members of our Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code. Our Compensation Committee will select the participants in our LTIP, determine the sizes and types of awards, and determine the terms and conditions of awards. Our Compensation Committee is given broad discretion to interpret our LTIP and establish rules for the LTIP's administration, except as may be limited by law or our Certificate of Incorporation or Bylaws. Our Compensation Committee may correct any defect, supply any omission, or reconcile any inconsistency in our LTIP or any award in order to carry out our LTIP as intended. To the extent permitted by law, the Compensation Committee may delegate its authority under our LTIP.

LONG-TERM PERFORMANCE AWARDS

         Our Compensation Committee may grant long-term performance awards to participants from time to time in the form of cash in amounts and upon terms as determined by our Compensation Committee.

         Our Compensation Committee will set performance objectives which, depending upon the extent to which they are met, will determine the value of long-term performance awards that will be paid to a participant. Our Compensation Committee will establish performance cycles, in terms of the number of years in which the performance goals must be met, for each award and may impose other conditions and restrictions, including restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, any vesting restrictions following performance objectives, or any restrictions under applicable federal or state securities laws.

         After the end of a performance cycle, the participant will be entitled to receive any payout earned over the performance cycle. Payment of awards will be made in the form of cash at the close of the cycle. Except in the case of a change in control, termination without cause or retirement, a participant must remain employed by us until the date of payment in order to be entitled to a payout of a long-term performance award.

         Long-term performance awards may not be sold, transferred, pledged, or otherwise alienated, other than by will or the laws of descent and distribution.

SECTION 162(m) DEDUCTION QUALIFICATIONS

         Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers required to be named in the proxy statement. The general rule is that compensation paid to any of these specified executive officers will be deductible by us only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under Code Section 162(m). When Code Section 162(m) is applicable, our Compensation Committee will work to structure awards to achieve maximum deductibility absent other overriding strategic objectives.

         Within 90 days of the beginning of each performance cycle, or such earlier or later date as may be permitted by Code Section 162(m), our Compensation Committee will designate those participants whose awards under our LTIP will be calculated pursuant to the qualified performance-based compensation provisions of Code Section 162(m) (the "covered associates") and establish the "performance goal(s)" applicable to the performance cycle for each covered associate. For purposes of our LTIP, "performance goal(s)" shall be any of the following performance criteria:

         -        net income;

         -        earnings per share;

         -        return on equity or return on average equity;

         -        return on assets or return on average assets;

         -        operating expenses;

         - operating expenses as a percentage of total or net revenues (the "efficiency ratio");

         -        total stockholder return;

         -        earnings growth; and

         - earnings before interest, taxes, depreciation and amortization ("EBITDA").

         The above-mentioned qualifying performance criteria may be established individually, alternatively, or in any combination, and applied to either us as a whole or to a business unit or subsidiary, individually, alternatively, or in any combination and measured over a period of years, on an absolute basis, or relative to a pre-established target, to a previous years' results, or to a designated comparison group, as designated by our Compensation Committee.

         In determining whether a performance goal has been met, our Compensation Committee must adjust the award to exclude "extraordinary events" (as defined below), if any, which may be excluded or included, whichever will produce the higher award. The performance goals and the determination of results for designated covered associates will be based entirely on the qualifying performance criteria adjusted for extraordinary events. Extraordinary events are:

         - litigation or claims, judgments or settlements associated with the sale, restructuring, or recapitalization of our Company or our assets;

         - costs and effect associated with our grant of awards under our LTIP;

         - costs and effect associated with our grant of restricted stock;

         - one-time projects approved by our Board of Directors and designated at such time of approval as "Extraordinary Events" up to dollar amounts and calculations as set forth by our Board of Directors in connection therewith and the costs associated therewith;

         - specific projects identified from time to time in the participant's award notice and the costs associated therewith; and

         - to the extent such costs are not capitalized by us, any transaction costs associated with the sale, restructuring, or recapitalization of our Company or our assets, including, but not limited to, attorney fees, accounting fees, other professional fees, and investment banking fees.

CHANGE IN CONTROL

         Unless otherwise specifically prohibited under applicable law, upon the occurrence of a change in control, all long-term performance awards will be measured as of the effective date of the change in control and will be paid within thirty days following the effective date of the change in control.

         Generally, a change in control means the occurrence of any of the following events:

         - the acquisition by any person other than TCW or Oaktree, of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except such person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of our securities (i) having 25% or more of the total voting power of our then outstanding voting securities and (ii) having more voting power than our securities beneficially owned by Oaktree and TCW;

         - a sale of all or substantially all of our assets or UnionTools, Inc.; or

         - the consummation of a merger or consolidation of our Company with any other person, provided, however, that no change of control shall have occurred pursuant to this clause (c) if (i) after such merger or consolidation, our voting securities prior to such merger or consolidation continue to represent more than 50% of the combined voting power of such person or
                  (ii) if such merger or consolidation does not result in a material change in the beneficial ownership of our voting securities.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of a long-term performance award will generally not result in income for the participant or in a deduction for us. Upon the receipt of cash under a long-term performance award, the participant will recognize ordinary income in an amount equal to cash received. Income and withholding taxes will be required. In general, we are entitled to a deduction equal to the ordinary income recognized by the participant.

         In addition, a participant may also be subject to foreign, state, and local income or other tax consequences in the jurisdiction in which the participant works and/or resides. Each participant should consult with his or her own personal tax advisor to determine the specific tax consequences of participating in our LTIP.

OTHER PROVISIONS

         Nothing in our LTIP limits our right to terminate any participant's employment at any time, with or without cause, nor confers upon any participant any right to continued employment with us. The plan does not give any participant any interest, lien or claim against any specific asset, and thus, the participant will have only the rights of a general unsecured creditor of us. We have the right to deduct or withhold, or require the participant to remit an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required to be withheld with respect to any taxable event arising under our LTIP. If permitted by our Compensation Committee, participants may name beneficiaries to receive his or her benefits under the LTIP in case the participant dies before he or she receives such benefit.

         It is not possible to state in advance the exact number or values of awards that may be made or the identity of the associates who may receive awards under our LTIP. Any actual awards, however, which are made to our named executive officers will be reported as required in our future proxy statements.

         We believe that our incentive compensation plans have made a significant contribution to our success in attracting and retaining key associates.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting is required to adopt our LTIP.

         ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF OUR LTIP. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF OUR LTIP.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED PREFERRED SHARES

         In order to provide flexibility for future transactions, we desire to increase the number of authorized shares of preferred stock from 1,000 to 1,000,000. The following summary highlights the material features relating to the increase in the number of authorized shares of preferred stock contained in our proposed Certificate of Incorporation which is attached hereto as Appendix D.

         Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our preferred stock from 1,000 shares to 1,000,000 shares.

         As of September 30, 2002, of the 1,000 shares of preferred stock presently authorized, 822.6696 shares were issued and outstanding.

         We anticipate that we may in the future issue additional shares in connection with one or more of the following:

         -        acquisitions;

         -        strategic investment;

         - financing transactions, such as public or private offerings of convertible securities; and

         - otherwise for corporate purposes that have not yet been identified.

         In order to provide our Board of Directors with certainty and flexibility to undertake such transactions to support our future business growth, the Board deems it appropriate at this time to increase the number of authorized shares of our preferred stock.

         If this proposal is adopted, the additional authorized shares of common stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or the Nasdaq Market (or any other exchange or quotation service on which our capital stock may then be listed). Further, our stockholders will have no preemptive rights to purchase additional shares. Stockholder approval of this proposal will not, by itself, cause any change in our capital accounts. The issuance of additional shares of common stock may, however, dilute our existing stockholders' equity interest.

         The affirmative vote of the holders of a majority of our outstanding common stock and preferred stock, voting as separate classes, is required to adopt the amendment to our Certificate of Incorporation increasing the number of authorized shares of preferred stock from 1,000 to 1,000,000.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000 TO 1,000,000. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION.

PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO IMPOSE TRANSFER
RESTRICTIONS

INTRODUCTION

         Our Board of Directors believes that the best interests of our Company and our stockholders will be served by adopting provisions (the "Transfer Restrictions") in our Certificate of Incorporation that are designed to restrict, for a period of ten years, direct and indirect transfers of our capital stock that could result in the imposition of future limitations on our ability to use, for federal income tax purposes, NOLs and other tax attributes that are and will be available to us, as discussed more fully below.

         The affirmative vote of the holders of a majority of our outstanding common stock and preferred stock, voting as a single class, is required to adopt the amendment to our Certificate of Incorporation creating the Transfer Restrictions. The following summary highlights the material features relating to the Transfer Restrictions contained in our proposed Certificate of Incorporation which is attached hereto as Appendix D. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE ACCOMPANYING APPENDIX D, WHICH SETS FORTH THE TRANSFER RESTRICTIONS. The Transfer Restrictions have been approved by our Board of Directors.

         Our Board of Directors will have the power to waive the Transfer Restrictions. Any financing accomplished through the issuance of stock would likely result in limitations on our use of NOLs.

PURPOSE OF THE TRANSFER RESTRICTIONS

         The Transfer Restrictions are designed to restrict direct and indirect transfers of our stock that could result in the imposition of future limitations on our ability to use, for federal income tax purposes, NOLs and other tax attributes that are and will be available to us, as discussed more fully below.

Special Factors to Consider

         ANTITAKEOVER EFFECT. Because some corporate takeovers occur through the acquiror's purchase, in the public market or otherwise, of sufficient stock to give it control of a company, any provision that restricts the transferability of shares can prevent such a takeover. The Transfer Restrictions therefore have an "antitakeover" effect because they will restrict, for up to ten years, the ability of a person or entity or group thereof from accumulating an aggregate of 4.5% or more of our capital stock and the ability of persons, entities or groups now owning 4.5% or more of our capital stock from acquiring additional securities. The Transfer Restrictions would discourage or prohibit accumulations of substantial blocks of shares for which stockholders might receive a premium above market value.

         The "antitakeover" effect of the Transfer Restrictions is not the reason for the Transfer Restrictions. Our Board of Directors considers the Transfer Restrictions to be reasonable and in the best interests of our Company and our shareholders because the Transfer Restrictions reduce certain of the risks that we will be unable to utilize our available NOLs. In the opinion of the Board of Directors, the fundamental importance to our stockholders of maintaining the availability of the NOLs to us is a more significant consideration than the "antitakeover" effect the Transfer Restrictions may have.

         POSSIBLE EFFECT ON LIQUIDITY. The Transfer Restrictions will restrict a stockholder's ability to acquire, directly or indirectly, additional stock of our Company in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of our stock may be restricted as a result of the Transfer Restrictions, and a stockholder's ownership of stock of our Company may become subject to the Transfer Restrictions upon the actions taken by related persons. The Transfer Restrictions may result in a decreased valuation of our common stock due to the resulting restrictions on transfers to persons directly or indirectly owning or seeking to acquire a significant block of our common stock.

THE NOLS AND CODE SECTION 382

         At December 31, 2001, we had net operating loss carryforwards of approximately $76.8 million for income tax purposes that expire in varying amounts in the years 2009 through 2021. Of this amount, approximately $28.6 million of net operating losses that originated prior to our initial public offering (IPO) on June 27, 1997 are subject to limitation under Internal Revenue Code Section 382. There are no Section 382 limitations on the remaining $48.2 million of net operating loss carryforwards. In accordance with the provisions of Section 382, utilization of the pre-IPO net operating losses is limited to approximately $1.2 million annually unless the Section 382 limitation exceeds the taxable income for a given year, in which case the excess amount carries over to and increases the annual Code Section 382 limitation for the succeeding year. Due to the carryover of excess Code Section 382 limited net operating losses, at December 31, 2001, we have approximately $6.1 million of Code Section 382 limited net operating losses that are available to offset taxable income in 2002 (in addition to the $48.2 million of net operating loss carryforwards that are not limited). We also have capital loss carryforwards of approximately $6.2 million for income tax purposes that expire in 2002 and 2003. A table of available net operating loss carryforwards is as follows:

                                              NOL Generated
                    Period                   During the Year        Expiration Year
----------------------------------------    -------------------    ------------------
                                              (in thousands)
NOLS LIMITED BY CODE SECTION 382
FYE July 1994                                           $2,369                  2008
FYE July 1995                                            5,579                  2009
FYE July 1996                                            9,765                  2010
Short period ended 6/27/97                              10,864                  2011
                                            -------------------

                                                        28,577     Pre-IPO NOLs
                                            -------------------

NOLS NOT LIMITED BY CODE SECTION 382
Period 6/28/97 through 8/1/97                            1,152                  2011
FYE July 1998                                            7,284                  2012
FYE July 1999                                            6,645                  2018
FYE December 1999                                       12,022                  2019
FYE December 2000                                       14,593                  2020
FYE December 2001                                        6,513                  2021
                                            -------------------

                                                        48,209     Post-IPO NOLs
                                            -------------------

                                                       $76,786     Total NOLs at December 31, 2001
                                            ===================



NOLs benefit us by offsetting taxable income dollar-for-dollar by the amount of the NOLs, thereby eliminating (subject to a relatively minor alternative minimum tax) the federal corporate tax on that income. The maximum federal corporate tax rate is currently 35%.

         The benefit of a company's NOLs can be reduced or eliminated under Code
Section 382 ("Section 382"). Section 382 limits the use of losses and other tax benefits by a company that has undergone an "ownership change," as defined in
Section 382. Generally, an ownership change occurs if one or more "5% shareholders", as defined in Section 382 and the associated Treasury Regulations, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by those stockholders during the preceding three-year period. For this purpose, all holders who each own less than 5% of a company's capital stock are generally treated together as one or more 5% shareholders. In addition, certain constructive ownership rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) as exercised if their treatment would result in an ownership change. All percentage determinations are based on the fair market value of a company's capital stock, including any preferred stock that is voting or convertible or otherwise participates in corporate growth.

         Transactions in the public markets among stockholders owning less than 5% of the equity securities are not included in the calculation, but acquisitions by a stockholder causing that person to become a 5% shareholder cause a 5 percentage point or greater change in ownership, regardless of the size of the purchase that caused the threshold to be exceeded. As examples, if a single stockholder owning 10% of our equity securities acquired an additional 50% of the equity securities in a three-year period, a change of ownership would occur. Similarly, if ten persons, none of whom owned 5% or more of the equity securities at the beginning of the period, each became an owner of at least 5% of our equity securities within the three-year period, an ownership change would have occurred.

         If an ownership change of a corporation occurs, the amount of taxable income in any year (or portion of a year) subsequent to the ownership change that can be offset by NOLs or certain other tax attributes existing (or

"built-in") prior to the ownership change could not exceed the product obtained by multiplying (i) the aggregate fair market value of our stock immediately prior to the ownership change with certain adjustments by (ii) the federal long-term tax-exempt rate published for the month in which the change occurs (e.g., 4.91% as of August 2002). This product is referred to as the "Section 382 limitation." We would incur corporate income tax on any taxable income during a given year in excess of such Section 382 limitation. Because the value of our stock and the federal long-term tax-exempt rate fluctuate, it is impossible to determine the amount of the annual Section 382 limitation that would be imposed if an ownership change were to occur. However, for illustrative purposes, if the fair market value of all of our outstanding stock immediately prior to such ownership change were $3,000,000 and the long-term tax-exempt rate in effect at the time were equal to the 4.91% rate in effect for August 2002, the ownership change would result in a Section 382 limitation of approximately $145,000, which would apply to all of our NOLs for each year prior to expiration. As our NOLs begin to expire in material amounts in seven years, an ownership change at such a value for our stock would mean that we would lose the availability of a very substantial portion of our existing NOLs. The effect of such an ownership change would be to significantly defer the utilization of the NOLs, cause a substantial portion of the NOLs to expire prior to their use, accelerate the payment of federal income tax and reduce stockholders' equity. If our Board of Directors determines to waive the Transfer Restrictions and issue additional stock, these adverse effects are likely to occur. Our Board of Directors will weigh the potential benefits of any stock issuance against the cost of the limitation on utilization of NOLs before final approval of any stock issuance.

DESCRIPTION OF TRANSFER RESTRICTIONS

         Upon the filing of our amended Certificate of Incorporation, Article Fifth thereof generally will restrict, for ten years, any direct or indirect transfer of "stock" (which term, for purposes of the Transfer Restrictions, includes our common stock, our preferred stock and any other equity security treated as "stock" under Section 382) if the (a) effect would be to increase the ownership of stock by any person who during the preceding three-year period owned 4.5% or more of our stock, (b) would otherwise increase the percentage of stock owned by a "5 percent shareholder" (as defined in Section 382, substituting "4.5 percent" for "5 percent"), or (c) otherwise would cause an ownership change of our Company within the meaning of Section 382. Transfers included under the Transfer Restrictions include sales to persons whose resulting percent ownership would exceed the thresholds discussed above, or to persons whose ownership of shares would by attribution cause another person to exceed these thresholds, as well as sales by persons who exceeded the thresholds prior to the Transfer Restrictions' becoming effective. Numerous rules of attribution, aggregation, and calculation prescribed under the Code (and related regulations) will be applied in determining whether the 4.5% threshold has been met and whether a group of less than 4.5% stockholders will be treated as a "public group" that is a 5% shareholder under Section 382. As a result of these attribution rules, the Transfer Restrictions could result in prohibiting ownership of our stock as a result of a change in the relationship between two or more persons or entities, or a transfer of an interest other than our stock, such as an interest in an entity that, directly or indirectly, owns our stock. The Transfer Restrictions may also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) in respect of our stock to the extent, generally, that exercise of the option would result in a proscribed level of ownership.

         Generally, the Transfer Restrictions will be imposed only with respect to the amount of our stock (or options with respect to our stock) purportedly transferred in excess of the threshold established in the Transfer Restrictions. In any event, the restrictions will not prevent a transfer if the purported transferee obtains the approval of the Board of Directors, which approval shall be granted or withheld in the sole and absolute discretion of our Board of Directors, after considering all facts and circumstances including but not limited to future events deemed by our Board of Directors to be reasonably possible. The approval may be granted to permit a transaction to raise additional capital, at a level likely to result in an ownership change, but our Board of Directors will weigh the risks of a limitation on the use of the NOLs against the need for additional capital before granting such approval.

         We believe that, as of the date hereof, the only stockholders that would, or may, be treated under Section 382 as beneficially owning 4.5% or more of our stock are CapitalSource Holdings, LLC, and Weyerhaeuser Company Master Retirement Trust, and the persons or entities controlling TCW Special Credits Trust IIIb and TCW Special Credits Fund IIIb, the persons or entities controlling TCW Special Credits Fund IV, TCW Special Credits Trust IV, TCW Special Credits Trust IVa, and TCW Special Credits Plus Fund, the persons or entities controlling

TCW Special Credits Trust, the persons or entities controlling TCW Special Credits, and the persons or entities controlling OCM Principal Opportunities Fund, L.P., including Oaktree Capital Management, LLC, the general partner of OCM Principal Opportunities Fund, L.P. (the "Majority Holders"). There may be other stockholders that beneficially own 4.5% or more of our stock, although we are not aware of any such stockholders. Except as discussed below (including the discussion of our Board of Directors' power to waive the Transfer Restrictions), the Transfer Restrictions would restrict any other person or entity (or group thereof) from acquiring sufficient shares of our stock to cause such person or entity to become the owner of 4.5% or more of our stock, and would prohibit persons that own over 4.5% of our stock generally from increasing their ownership of our stock, without obtaining the approval of our Board of Directors. Notwithstanding the foregoing, the Transfer Restrictions shall not apply to transfers to or from entities controlled, directly or indirectly, by the Majority Holders. Furthermore, nothing in the Transfer Restrictions prohibits the Majority Holders from acquiring additional shares of our stock.

         Assuming adoption of the Transfer Restrictions, all certificates representing our stock would bear the following legend: "THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION OF ACORN PRODUCTS, INC." or similar legend. Our Board of Directors also intends to issue instructions to or make arrangements with our transfer agent (the "Transfer Agent") to implement the Transfer Restrictions. The Transfer Restrictions provide that the Transfer Agent shall not record any transfer of our stock purportedly transferred in excess of the threshold established in the Transfer Restrictions. The Transfer Agent also has the right, prior to and as a condition to registering any transfers of our stock on our stock transfer records, to request an affidavit from the purported transferee of the stock regarding such purported transferee's actual and constructive ownership of our stock, and if the Transfer Agent does not receive such affidavit or the affidavit evidences that the transfer would violate the Transfer Restrictions, the Transfer Agent is required to notify us and not to enter the transfer in our stock transfer records. These provisions may result in the delay or refusal of certain requested transfers of our stock.

         Upon adoption and filing of the Transfer Restrictions, any direct or indirect transfer of stock attempted in violation of the restrictions would be void ab inito as to the purported transferee, and the purported transferee would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such stock, or in the case of options, receiving stock in respect of their exercise. Stock acquired in violation of the Transfer Restrictions is referred to as "Excess Stock."

         Excess Stock automatically would be transferred to a trustee for the benefit of a charitable beneficiary designated by us, effective as of the close of business on the business day prior to the date of the violative transfer. Any dividends or other distributions paid prior to discovery by us that the stock has been transferred to the trustee are treated as held by the purported transferee as agent for the trustee and must be paid to the trustee upon demand, and any dividends or other distributions declared but unpaid after such time shall be paid to the trustee. Votes cast by a purported transferee with respect to Excess Stock prior to the discovery by us that the Excess Stock was transferred to the trustee will be rescinded as void and recast in accordance with the desire of the trustee acting for the benefit of the charitable beneficiary. The trustee shall have all rights of ownership of the Excess Stock. As soon as practicable following the receipt of notice from us that Excess Stock was transferred to the trustee, the trustee is required to sell such Excess Stock in an arms-length transaction that would not constitute a violation under the Transfer Restrictions. The net proceeds of the sale, after deduction of all costs incurred by us, the Transfer Agent and the trustee, will be distributed first to the violating stockholder in an amount equal to the lesser of such proceeds or the cost incurred by the stockholder to acquire such Excess Stock, and the balance of the proceeds, if any, will be distributed to the charitable beneficiary together with any other distributions with respect to such Excess Stock received by the trustee. If the Excess Stock is sold by the purported transferee, such person will be treated as having sold the Excess Stock as an agent for the trustee, and shall be required to remit all proceeds to the trustee (less, in certain cases, an amount equal to the amount such person otherwise would have been entitled to retain had the trustee sold such shares).

         If the violative transaction results from indirect ownership of stock, the Transfer Restrictions provide a mechanism that is intended to invalidate the ownership of our stock actually owned by the violating stockholder and any persons within such stockholder's control group. Only if such provisions will not be effective to prevent a violation of the Transfer Restrictions will ownership of stock by other persons be invalidated under the Transfer Restrictions.

         The Transfer Restrictions provide that any person who knowingly violates the Transfer Restrictions or any persons in the same control group with such person shall be jointly and severally liable to us for, and shall indemnify and hold us harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of our ability to use our NOLs.

         The Transfer Restrictions will not apply to (i) any transfer described in Code Section 382(1)(3)(B) (relating to transfers upon death or divorce and certain gifts) if the transferor held the stock transferred for longer than the entire three-year period preceding the date of the transfer, (ii) any sale of common stock by a person who owns more than 4.5% of the outstanding common stock on the date of this proxy statement if such sale would not result in a net increase in the amount of stock owned by 5% shareholders (as determined for purposes of Section 382) during the three-year period ending on the date of such sale, provided such sale would not otherwise be prohibited under the Transfer Restrictions but for such transferor's ownership of our stock, and (iii) any transfer which our Board of Directors has approved in writing, which approval may be given in the sole and absolute discretion of our Board of Directors after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed to be reasonably possible. Such approval may be granted to issue additional stock if the benefits of doing so outweigh the costs of limitations on the availability of the NOLs.

         We do not believe that adoption of the Transfer Restrictions will adversely affect the continued listing of our common stock on Nasdaq.

ENFORCEABILITY OF THE TRANSFER RESTRICTIONS

         WE BELIEVE THE TRANSFER RESTRICTIONS ARE IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS AND ARE REASONABLE, AND WE WILL ACT VIGOROUSLY TO ENFORCE THE RESTRICTIONS AGAINST ALL CURRENT AND FUTURE HOLDERS OF OUR STOCK REGARDLESS OF HOW THEY VOTE ON THE TRANSFER RESTRICTIONS. Among other things, the Transfer Restrictions require a stockholder (and any persons in such stockholder's control group) who knowingly violates the Transfer Restrictions to indemnify us for any damages suffered as a result of such violation, including damages resulting from a reduction in or elimination of our ability to utilize the NOLs. Even if the Transfer Restrictions are approved, there can be no assurance that the Transfer Restrictions or portions thereof will be enforceable in Delaware courts. However, we believe the Transfer Restrictions are enforceable under Delaware law. Because under Delaware law, the Transfer Restrictions are not enforceable against a transferee of shares without knowledge of such restriction unless such restriction is stated on the share certificate, a restrictive legend will be placed on all shares of our stock.

         Further, under Delaware law, the Transfer Restrictions are not binding with respect to shares of our common stock issued prior to the adoption of the Transfer Restrictions unless the holders thereof vote in favor of the Transfer Restrictions.

CONTINUED RISK OF OWNERSHIP CHANGE

         Despite the adoption of the Transfer Restrictions, there still remains a risk that certain changes in relationships among stockholders or other events will cause an "ownership change" of our Company under Section 382.

         We believe the Transfer Restrictions are enforceable under Delaware law. However, similar Transfer Restrictions have not been tested in Delaware courts. Purchases by other stockholders of our common stock and other events that occur prior to the Transfer Restrictions' becoming effective can affect the percentage shift in our ownership as determined for purposes of Section 382, and any such acquisition could increase the likelihood that we will experience an ownership change if such shift causes the ownership of 5% shareholders to increase. There also can be no assurance, in the event transfers in violation of the Transfer Restrictions are attempted, that the Internal

Revenue Service will not assert that such transfers have federal income tax significance notwithstanding the Transfer Restrictions.

BOARD POWER TO WAIVE TRANSFER RESTRICTIONS

         Our Board of Directors has the discretion to approve a transfer of stock that would otherwise violate the Transfer Restrictions. If our Board of Directors decides to permit a transfer that would otherwise violate the Transfer Restrictions, that transfer or later transfers may result in an ownership change that would limit the use of our NOLs. Our Board of Directors would only permit such an attempted transfer after making the determination that it is in our best interests, after consideration of the risk that an ownership change might occur and any other factors that our Board deems relevant (including possible future events).

         As a result of the foregoing, the Transfer Restrictions serve to reduce, but not necessarily eliminate, the risk that Section 382 will cause the limitations described above on our use of certain tax attributes.

         The affirmative vote of the holders of a majority of our outstanding common stock and preferred stock, voting as a single class, is required to adopt the amendment to our Certificate of Incorporation imposing the Transfer Restrictions.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IMPOSING THE TRANSFER RESTRICTIONS. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION.

PROPOSAL TO GRANT STOCK OPTIONS AND RESTRICTED STOCK TO OUR EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS

GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

         Upon completion of the Rights Offering (as described below), our Board of Directors has approved (as part of the Recapitalization Plan), subject to stockholder approval, the issuance of options to purchase 20,000 shares (post-split, as described below) of our common stock to each of our non-employee directors under our Director Option Plan. The exercise price for each option will be based upon the fair market value of our common stock on the date of grant. The options will vest as follows: one-half of the options granted to each non-employee director will vest on June 30, 2003 with the remaining portion of the option to vest on June 30, 2004. Vesting may be accelerated under certain circumstances including a change of control.

RESTRICTED STOCK AWARDS

         All options held by our executive officers and non-employee directors (other than options granted to the non-employee directors as set forth above) shall be cancelled upon the closing of the Rights Offering (as described below). We will issue shares of our common stock (the "Restricted Stock") to our executive officers, non-employee directors and director nominee pursuant to the terms and conditions of our 1997 Stock Incentive Plan, 1997 Non-Employee Director Stock Option Plan and restricted stock agreements for up to 233,000 shares (post-split basis) which would represent a 4.7% interest in the equity of our Company assuming no exercise of rights under the Rights Offering (3.5% if the Rights Offering is fully subscribed). Shares will be allocated as determined by our Board of Directors and will be subject to forfeiture (in annually decreasing amounts) over a two-year period upon:

         -        termination for cause; or
         -        voluntary resignation.

         At the actual grant date, one-third of the shares issued under the restricted stock plans shall cease to be subject to forfeiture. Another one-third of the granted shares shall cease to be subject to forfeiture on June 30, 2003 and the remaining shares granted thereunder shall cease to be subject to forfeiture on June 30, 2004. Certain transfer restrictions shall apply upon issuance and shall be reduced in annual increments over a three-year period to the extent of the participant's continued employment; provided, however, that all transfer restrictions (other than pursuant to federal and state securities laws) shall lapse upon:

         -        a change of control or sale of our Company;
         -        termination without cause; and
         -        death or permanent disability.

         The table below sets forth the names and number of shares of Restricted Stock (on a post-split basis) each executive officer, non-employee director and director nominee will receive (on a post-split basis):



                                        Number of Shares of        Number of Options         Range of Exercise
                    Name                 Restricted Stock              Cancelled                   Price
         ---------------------------- ------------------------ --------------------------- ----------------------
         William W. Abbott                    30,000                  14,282.0             $12.50 - $102.50
         Vincent J. Cebula                    22,500                     927.3                   $15.00
         John J. Kahl, Jr.                    12,500                   3,333.4                   $15.00
         James R. Lind                        22,500                       *                        --
         John L. Mariotti                     12,500                   3,333.4                   $15.00
         A. Corydon Meyer                     83,500                  41,904.7              $ 5.80 - $22.50
         John G. Jacob                        21,500                  10,765.1              $12.50 - $48.10
         Gary W. Zimmerman                    20,000                  10,000.0              $ 5.80 - $12.50
         Carol B. LaScala                      8,000                   4,020.0              $12.50 - $30.00

          * Mr. Barrett's options for 4,282.0 shares will be cancelled in connection with the issuance of the shares of restricted stock to Mr. Lind.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting is required for the issuance of stock options and shares of Restricted Stock to our executive officers, non-employee directors and director nominee.

         ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF STOCK OPTIONS AND SHARES OF RESTRICTED STOCK TO OUR EXECUTIVE OFFICERS, NON-EMPLOYEE DIRECTORS AND DIRECTOR NOMINEE. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR THE ISSUANCE OF STOCK OPTIONS AND SHARES OF RESTRICTED STOCK TO OUR EXECUTIVE OFFICERS, NON-EMPLOYEE DIRECTORS AND DIRECTOR NOMINEE.

RECAPITALIZATION PLAN

         We entered into a purchase agreement, dated as of June 26, 2002 (the "Purchase Agreement"), whereby we intend to recapitalize our Company by converting existing debt owed to existing stockholders representing funds and accounts managed by TCW Special Credits and Oaktree Capital Management, LLC (the "Principal Holders") into our common stock and allow our other stockholders to purchase additional shares of common stock through a Rights Offering (the "Recapitalization Plan"). The following is a summary of the material provisions of the Purchase Agreement, a copy of which is attached as Appendix E to this proxy statement, as modified by a waiver obtained from the holders of the Notes and Preferred Stock, a copy of which is attached as Appendix G to this Proxy Statement. The following summary highlights the material features of the Purchase Agreement and the Waiver. We urge you to read the Purchase Agreement and the Waiver carefully.

         In connection with the Recapitalization Plan, we are asking our stockholders to approve the following:

         - THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE NOTES (AS DEFINED BELOW);

         - THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE PREFERRED STOCK (AS DEFINED BELOW);

         - THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 20,000,000 TO 200,000,000;

         -        THE REVERSE STOCK SPLIT (AS DEFINED BELOW); AND

         - THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO THE RIGHTS OFFERING (AS DEFINED BELOW).

         Stockholders will be entitled to vote on each of these proposals separately. The passage of each of these proposals is conditioned upon stockholder approval of the five proposals.

         We have included below Pro forma condensed financial statements reflecting the effects of the Rights Offering based on a range of participation and assuming completion of the Recapitalization Plan and the 10-for-1 reverse stock split at the beginning of the period presented. Specifically, we have included a pro forma condensed Statement of Operations for fiscal 2001 and for the six months ended June 30, 2002, and a pro forma condensed Balance Sheet as of June 30, 2002. The different scenarios assume that the recapitalization plan as described below is fully executed, with the range variability driven by the level of participation in the subsequent Rights Offering.

         In summary, the balance sheet indicates on a pro forma basis, that at June 30, 2002, Stockholders' Equity would equal $27.0 million assuming 0% participation in the rights offering. At 50% and 100% participation, Stockholders' Equity would increase to $30.8 million and $35.2 million, respectively.

         For pro forma fiscal 2001 statement of operations, the increase in equity and corresponding reduction in debt would have reduced interest expense between $1.7 million to $2.4 million based on the range of participation. The weighted average number of shares outstanding calculated to a range of 4,478,972 to 6,245,688 shares based on the range of participation. This included a 10:1 reverse stock split. The result was a range of net loss per share of $3.12 with no participation, $2.55 with 50% participation and $2.13 at 100% participation in the Rights Offering.

         For the pro forma statement of operations for the six months ended June 30, 2002, similar effects to the fiscal 2001 adjustments have resulted in a range of net income per share of $0.74 with no participation, $0.65 with 50% participation and $0.58 at 100% participation in the Rights Offering.

         The pro forma financials contained below are intended for information purposes, and do not purport to represent what the recapitalized entity's results of continuing operations or financial position would have actually been had the transaction in fact occurred on an earlier date, or project the result for any future date or period.

Pro Forma Condensed Balance Sheet (unaudited)
As of June 30, 2002
(Dollars in thousands, except per share data)
                                                                                                  Range of Adjustments
                                                                              -----------------------------------------------------
                                                                              Recapitalization Completed Plus Rights Offering:
                                                                              -----------------------------------------------------
                                                            Unaudited         0% Subscribed       50% Subscribed    100% Subscribed
                                                          ----------------    -----------------   ---------------   ---------------
ASSETS
Current assets:Accounts Receivable                               $ 16,097             $    --            $    --         $    --
Inventory                                                          20,094
Prepaids and other current assets                                   4,926 (1)            1,087             1,087            1,087
                                                          ----------------    -----------------   ---------------   --------------
     Total current assets                                          41,117                1,087             1,087            1,087
Property, plant and equipment, net of accumulated
  depreciation                                                     10,707
Goodwill, net of accumulated amortization                          11,808
Other assets                                                        2,340
                                                          ----------------    -----------------   ---------------   --------------
     Total assets                                                $ 65,972             $  1,087           $  1,087        $   1,087
                                                          ================    =================   ===============   ==============

LIABILITIES, REDEEMABLE STOCK AND STOCKHOLDERS' EQUITY
Current liabilities:
Revolving credit facility                                        $ 13,435 (2)         $    400           $  (100)        $   (100)
Accounts payable                                                    5,232
Accrued expenses                                                    6,499 (4)               (5)               (5)              (5)
Other current liabilities                                              70
                                                          ----------------    -----------------   ---------------   --------------
     Total current liabilities                                     25,236                  395              (105)            (105)
Term loan facility                                                 12,500 (2)                -            (3,317)          (7,734)
12% Convertible notes                                              10,600 (3)          (10,600)          (10,600)         (10,600)
Other long term liabilities                                           728
                                                          ----------------    -----------------   ---------------   --------------
     Total liabilities                                             49,064              (10,205)          (14,022)         (18,439)
Series A redeemable preferred stock                                 8,272 (4)           (8,272)           (8,272)          (8,272)
Redeemable common stock                                               160 (5)            1,087             1,087            1,087
Total stockholders' equity                                          8,476 (6)           18,477            22,294           26,711
                                                          ----------------    -----------------   ---------------   --------------
     Total liabilities, redeemable stock and
        stockholders' equity                                     $ 65,972             $  1,087          $  1,087         $  1,087
                                                          ================    =================   ===============   ==============
                                                                      Pro Forma as Adjusted (unaudited)
                                                          ------------------------------------------------------
                                                             Recapitalization Completed Plus Rights Offering:
                                                           -------------------------------------------------------
                                                             0% Subscribed    50% Subscribed    100% Subscribed
                                                           ----------------  ----------------  -------------------
ASSETS
Current assets:
Accounts Receivable                                               $ 16,097          $ 16,097             $ 16,097
Inventory                                                           20,094            20,094               20,094
Prepaids and other current assets                                    6,013             6,013                6,013
                                                           ----------------  ----------------  -------------------
     Total current assets                                           42,204            42,204               42,204
Property, plant and equipment, net of accumulated
  depreciation                                                      10,707            10,707               10,707
Goodwill, net of accumulated amortization                           11,808            11,808               11,808
Other assets                                                         2,340             2,340                2,340
                                                           ----------------  ----------------  -------------------
     Total assets                                                 $ 67,059          $ 67,059             $ 67,059
                                                           ================  ================  ===================

LIABILITIES, REDEEMABLE STOCK AND STOCKHOLDERS' EQUITY
Current liabilities:
Revolving credit facility                                         $ 13,835          $ 13,335             $ 13,335
Accounts payable                                                     5,232             5,232                5,232
Accrued expenses                                                     6,494             6,494                6,494
Other current liabilities                                               70                70                   70
                                                           ----------------  ----------------  -------------------
     Total current liabilities                                      25,631            25,131               25,131
Term loan facility                                                  12,500             9,183                4,766
12% Convertible notes                                                    -                 -                    -
Other long term liabilities                                            728               728                  728
                                                           ----------------  ----------------  -------------------
     Total liabilities                                              38,859            35,042               30,625
Series A redeemable preferred stock                                      -                 -                    -
Redeemable common stock                                              1,247             1,247                1,247
Total stockholders' equity                                          26,953            30,770               35,187
                                                           ----------------  ----------------  -------------------
     Total liabilities, redeemable stock and stockholders'
        equity                                                    $ 67,059          $ 67,059             $ 67,059
                                                           ================  ================  ===================


     Notes:     (1)     Additional redeemable common stock issued to
                        affiliate of lender, valued at $0.50 per share.
                        2,173,500 x $0.50 = $1,086,750. All calculations
                        are performed on a pre-reverse split basis.

                (2) Gross proceeds from rights offering less payoff of $600,000 12% note to financial advisor. $500,000 or remainder goes to company (applied on revolver) and the rest reduces the term loan. Revolver includes payment of $400,000 of related expenses.

                (3) $10,000,000 of 12% notes converted to common stock (20,000,000 shares), $600,000 converted to common stock in 0% scenario or repaid with proceeds from rights offering.

                (4) $8,272,000 of redeemable preferred stock plus $5,000 of accrued dividends converted to common stock at $0.50 per share: 16,554,000 shares.

                (5) Additional redeemable common stock issued to affiliate of lender.

                (6) Conversion of 12% notes ($10,000,000) and redeemable preferred stock ($8,272,000). Rights offering contributes $4,416,788 at 50% subscribed, $8,833,580 at 100% subscribed. Net of $400,000 of related expenses.

Pro Forma Condensed Statements of Operations (unaudited)
For the Year Ended December 31, 2001
(Dollars in thousands, except per share data)

                                                                                               Range of Adjustments
                                                                               ----------------------------------------------------
                                                                                    Recapitalization Completed Plus Rights Offering:
                                                                               -----------------------------------------------------
                                                              Audited          0% Subscribed   50% Subscribed      100% Subscribed
                                                          -----------------    --------------  ---------------     ----------------

     Net sales                                                    $ 93,482
     Cost of goods sold                                             70,404
                                                          -----------------
     gross profit                                                   23,078

     Selling, general and administrative expenses                   17,329
     Interest expense                                                5,895 (1)       (1,695)         (1,988)           (2,366)
     Amortization of intangibles                                       876
     Asset impairment                                               14,130
     Other expenses                                                    443
     Income taxes                                                       84
                                                          -----------------    --------------  --------------    ---------------

     Net income (loss)                                           $ (15,679)         $ 1,695         $ 1,988           $ 2,366
                                                          =================    ==============  ==============    ===============

     Basic and Diluted Earnings per Share Data:

     Net loss per share                                          $   (2.59)

     Weighted average number of shares outstanding               6,062,224 (2)   (1,583,252)       (699,894)          183,464
       (basic and diluted)

                                                                         Pro Forma as Adjusted (unaudited)
                                                             -------------------------------------------------------
                                                                  Recapitalization Completed Plus Rights Offering:
                                                             -------------------------------------------------------
                                                              0% Subscribed     50% Subscribed    100% Subscribed
                                                             ----------------  ----------------  -------------------

     Net sales                                                     $  93,482         $  93,482            $  93,482
     Cost of goods sold                                               70,404            70,404               70,404
                                                             ----------------  ----------------  -------------------
     gross profit                                                     23,078            23,078               23,078

     Selling, general and administrative expenses                     17,329            17,329               17,329
     Interest expense                                                  4,200             3,907                3,529
     Amortization of intangibles                                         876               876                  876
     Asset impairment                                                 14,130            14,130               14,130
     Other expenses                                                      443               443                  443
     Income taxes                                                         84                84                   84
                                                             ----------------  ----------------  -------------------

     Net income (loss)                                             $ (13,984)        $ (13,691)           $ (13,313)
                                                             ================  ================  ===================

     Basic and Diluted Earnings per Share Data:

     Net loss per share                                            $   (3.12)        $   (2.55)           $   (2.13)

     Weighted average number of shares outstanding                 4,478,972         5,362,330            6,245,688
       (basic and diluted)

     Notes:     (1)     Reduction in interest expense due to lower debt
                        levels: 8.56% on revolver/term borrowings, 12% on
                        subordinated debt.

                (2)     Weighted average number of shares outstanding:

                        Reported                                     6,062,224
                        Conversion of 12% Note                      20,000,000     $10,000,000 divided by $0.50 per share
                        Conversion of Preferred Stock               16,554,000     ($8,272,000 + $5,000) divided by $0.50 per share
                        Issued to Affiliate of Lender                2,173,500     per agreement with lender
                                                             ----------------
                                                                    44,789,724
                              10:1 reverse stock split       divide by 10
                                                             -----------------
                              0% Subscribed                          4,478,972
                                                             =================
                              Rights offering-50% subscribed           883,358     1,766,716 shares available x 50%
                                                             -----------------
                              50% Subscribed                         5,362,330
                                                             =================
                              Rights offering-100% subscribed          883,358     1,766,716 shares available x remaining 50%
                                                             -----------------
                              100% Subscribed                        6,245,688
                                                             =================

Pro Forma Condensed Statements of Operations (unaudited)
For the Six Months Ended June 30, 2002
(Dollars in thousands, except per share data)

                                                                                             Range of Adjustments
                                                                          -----------------------------------------------------
                                                                               Recapitalization Completed Plus Rights Offering:
                                                                          -----------------------------------------------------
                                                        Unaudited         0% Subscribed    50% Subscribed      100% Subscribed
                                                     -----------------    --------------   ---------------     ---------------

Net sales                                                    $ 53,490
Cost of goods sold                                             40,319
                                                     -----------------
gross profit                                                   13,171

Selling, general and administrative expenses                    6,721
Interest expense                                                1,823 (1)          (898)           (1,044)             (1,233)
Amortization of intangibles                                         -
Asset impairment                                                    -
Other expenses                                                  2,178
Income taxes                                                       42
                                                     -----------------    --------------   ---------------     ---------------

Net income                                                   $  2,407             $ 898           $ 1,044             $ 1,233
                                                     =================    ==============   ===============     ===============

Basic and Diluted Earnings per Share Data:

Net income per share                                         $   0.40

Weighted average number of shares outstanding               6,082,329 (2)    (1,601,346)         (717,988)            165,370
  (basic and diluted)

                                                                      Pro Forma as Adjusted (unaudited)
                                                          -------------------------------------------------------
                                                               Recapitalization Completed Plus Rights Offering:
                                                          -------------------------------------------------------
                                                          0% Subscribed     50% Subscribed    100% Subscribed
                                                          ----------------  ----------------  -------------------

Net sales                                                   $ 53,490          $ 53,490             $ 53,490
Cost of goods sold                                            40,319            40,319               40,319
                                                     ----------------  ----------------  -------------------
gross profit                                                  13,171            13,171               13,171

Selling, general and administrative expenses                   6,721             6,721                6,721
Interest expense                                                 925               779                  590
Amortization of intangibles                                        -                 -                    -
Asset impairment                                                   -                 -                    -
Other expenses                                                 2,178             2,178                2,178
Income taxes                                                      42                42                   42
                                                     ----------------  ----------------  -------------------

Net income                                                  $  3,305          $  3,451             $  3,640
                                                     ================  ================  ===================

Basic and Diluted Earnings per Share Data:

Net income per share                                          $ 0.74            $ 0.64               $ 0.58

Weighted average number of shares outstanding              4,480,983         5,364,341            6,247,699
  (basic and diluted)




Notes:     (1)      Reduction in interest expense due to lower debt levels:
                    8.56% on revolver/term borrowings, 12% on subordinated debt.

           (2)      Weighted average number of shares outstanding:

                    Reported                                 6,082,329
                    Conversion of 12% Note                  20,000,000     $10,000,000 divided by $0.50 per share
                    Conversion of Preferred Stock           16,554,000     ($8,272,000 + $5,000) divided by $0.50
                    Issued to Affiliate of Lender            2,173,500      per share per agreement with lender
                                                      -----------------
                                                            44,809,829
                    10:1 reverse stock split           divide by 10
                                                      -----------------
                    0% Subscribed                            4,480,983
                                                      =================
                    Rights offering-50% subscribed             883,358     1,766,716 shares available x 50%
                                                      -----------------
                    50% Subscribed                           5,364,341
                                                      =================
                    Rights offering-100% subscribed            883,358     1,766,716 shares available x remaining 50%
                                                      -----------------
                    100% Subscribed                          6,247,699
                                                      =================




         The recapitalization transaction, including the related new credit facility, addresses our liquidity needs through our next operating cycle and the balance of next year. Proceeds from the Rights Offering will provide us some additional liquidity, up to $500,000, but mostly goes to prepay the term loan and to pay off $600,000 in 12% convertible notes that otherwise would be converted to redeemable common stock.

BACKGROUND OF THE RECAPITALIZATION PLAN

         In connection with the anticipated expiration of our credit facility agented by Heller Financial, Inc., we retained the investment banking firm of Houlihan Lokey Howard & Zukin Capital, Inc. ("HLHZ Capital") to act as our financial advisor on June 21, 2001, to seek strategic alternatives for us.

         On February 1, 2002, we entered into a letter of intent with entities representing a majority of our stockholders that would lead to a financial restructuring of us. Investment funds managed by TCW Special Credits and Oaktree Capital Management, LLC, which together owned approximately 71% of the Principal Holders, agreed under certain conditions to purchase $18 million of newly-issued shares of our common stock for the purpose of repaying outstanding indebtedness (inclusive of $8 million of indebtedness owed to the Principal Holders on account of the Capital Infusion). The letter of intent contemplated a Rights Offering to unaffiliated stockholders whereby our stockholders would be afforded the opportunity to purchase approximately $6 million of our newly-issued common stock on the same terms and conditions as the Principal Holders.

         On February 1, 2002, our Board of Directors created a special committee of the Board (the "Special Committee") to review the terms of a possible transaction with the Principal Holders. The Special Committee consists of Messrs. Abbott (Chairman), Mariotti and Kahl, each of whom is an independent director.

         The Special Committee held its first meeting by teleconference on January 31, 2002. The Special Committee discussed in detail the letter of intent. The Special Committee observed that the letter of intent did not contain an exclusivity provision and, therefore, allowed us to explore other offers. The Special Committee also noted that while the letter of intent would satisfy our covenant under our credit facility, it also proposed a transaction that would allow our minority stockholders to participate in any future upside growth. The Special Committee also discussed some of the issues that needed to be addressed and negotiated before entering into a definitive agreement.

         The Special Committee held its second meeting by teleconference on February 1, 2002. The Special Committee continued to discuss some of the issues that needed to be addressed and negotiated before entering into a definitive agreement and recommended to our Board of Directors that the letter of intent in the form presented to the Special Committee was acceptable.

         The Special Committee held its third meeting by teleconference on March 1, 2002. The Special Committee ratified the selection of Squire, Sanders & Dempsey L.L.P. ("SS&D") as its legal counsel. The Special Committee received a report that there were no outstanding offers regarding either the purchase or capitalization of our Company other than the Recapitalization Plan. The Special Committee also received an update on details concerning our credit facility and negotiations regarding our fee arrangements with HLHZ Capital. SS&D then briefed the Special Committee on its fiduciary duties under Delaware law in considering the Recapitalization Plan.

         A member of our management, the members of the Special Committee and SS&D participated in a telephone conference on April 1, 2002, to discuss the status of negotiations with existing lenders regarding extension of the existing credit facility, the exploration of available mezzanine financing, the status of negotiations with HLHZ Capital and the need to be prepared to extend the letter of intent if necessary.

         The Special Committee held its fourth meeting by teleconference on April 24, 2002. The Special Committee was advised that our existing credit facility was being extended from April 30 to June 30, 2002, and that we were continuing to negotiate a fee arrangement with HLHZ Capital. The Special Committee was also advised that we had commenced negotiations with a new senior lender to refinance our existing credit facility. The proposed refinancing would consist of $45.0 million, $32.5 million of which would be a revolving loan facility under which borrowings would bear interest at prime plus 3% and $12.5 million of which would be a term loan bearing interest at prime plus 5%.

         The Special Committee held its fifth meeting by teleconference on June 6, 2002. At the meeting, a representative of the Principal Holders presented the revised terms of the Recapitalization Plan. Among other things, the Principal Holders committed to invest $10.0 million in new money in our Company with no subsequent reduction tied to the outcome of a subsequent Rights Offering. In order to complete the refinancing of our credit facility with a new lender by June 30, 2002, however, the Principal Holders proposed to temporarily invest in convertible promissory notes bearing interest at 12% per annum and to exchange existing notes held by the Principal Holders in the principal amount of approximately $8.3 million for convertible preferred stock with a dividend rate of 12% per annum. The convertible promissory notes and convertible preferred stock would automatically convert into common stock upon completion of the Rights Offering at the Rights Offering per share price. The Recapitalization Plan would also include a 1-for-10 reverse stock split which would be implemented before commencement of the Rights Offering. The Rights Offering would allow each stockholder to purchase 10 shares of our common stock for each share of common stock then held rather than the 3.5 shares originally proposed in the February 1, 2002 letter of intent. While the Rights Offering price was decreased from $1.00 to $.50 per share (pre-reverse stock split) or $5.00 per share after giving effect to the reverse stock split, total cash proceeds to us would, if such rights issued in the Rights Offering were exercised in full, increase from $6.3 million as originally proposed to $8.8 million. If our public stockholders fully exercised the rights, they would own approximately the same percentage of the outstanding common stock as they currently own. If the conversion of the notes and preferred stock does not occur, the interest rate on the promissory notes and the dividend rate on the preferred stock will increase from 12% to 19% per year.

         The Special Committee asked questions of the Principal Holders concerning the revised Recapitalization Plan and the refinancing of our credit facility. The Special Committee was advised that the proposed refinancing had been designed to fit our capital structure following completion of the Recapitalization Plan. The Special Committee also discussed the status of a fairness opinion to be delivered by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("HLHZ"), an affiliate of HLHZ Capital, and was advised that HLHZ would be prepared to make its presentation to the Special Committee regarding the fairness of the transaction on or about June 21, 2002. The Special Committee then concluded that it would be prepared to consider its recommendation to our Board of Directors concerning the Recapitalization Plan following the presentation to it by HLHZ.

         On June 13, 2002, we entered into a new letter of intent with the Principal Holders whereby the Principal Holders would agree to purchase $10 million of 12% Convertible Notes due 2005 and $8.3 million of Series A Preferred Stock, all of which newly-issued securities (together with accrued interest and dividends thereon) would be convertible into newly-issued shares of common stock at the rate of $0.50 per share. We also announced that we would, as part of the Recapitalization Plan, seek to obtain stockholder approval for the ultimate conversion of such newly-issued securities, implement a 1-for-10 reverse stock split, and make a Rights Offering to unaffiliated stockholders wherein such holders could purchase from us newly-issued shares of common stock at the same $0.50 per share (pre-reverse split) price.

         The Special Committee held its sixth meeting by teleconference on June 25, 2002. At the meeting, HLHZ made a presentation to the Special Committee regarding the fairness of the Recapitalization Plan. HLHZ noted that HLHZ Capital, its affiliate, had originally been retained by us in connection with the prior marketing effort to sell our Company as required by our senior lenders. As a result of their participation in that marketing effort, representatives of HLHZ expressed their view that the Recapitalization Plan was more favorable than any alternative that had been previously considered. HLHZ noted that we were facing an imminent liquidity crisis on June 30, 2002, at which time our existing credit facility was scheduled to mature. HLHZ further advised the Special Committee that the only apparent alternatives to the Recapitalization Plan were a distressed sale of our Company or continuing to operate under short-term waivers from our existing lenders, neither of which appeared likely to provide greater value to us and our stockholders than the Recapitalization Plan.

         HLHZ further advised the Special Committee that the value to our stockholders assuming consummation of the Recapitalization Plan as contemplated and successful implementation of our business plan as a going concern was greater than any of the following:

        - the value the stockholders would have likely received under the highest and best proposal received by us during the marketing process;

        - the value indicated by the public market which HLHZ felt was a poor indicator of value in any event; or

        - the value implied by HLHZ's theoretical valuation of our Company assuming the Recapitalization Plan was not consummated.

         HLHZ concluded its presentation by stating that it was their opinion that the Recapitalization Plan was fair, from a financial point of view, to our Company and our stockholders. See "Report of Our Financial Advisor" below.

         Following completion of HLHZ's report, during which the Special Committee and SS&D asked questions concerning the presentation and the fairness opinion, the Special Committee asked questions of management concerning the Recapitalization Plan. The Special Committee was advised that if the Recapitalization Plan was not approved by our Board of Directors on or before July 1, 2002, we would be charged significant fees for extending our existing credit facility. Management also assured the Special Committee that refinancing alternatives had been exhaustively explored before selecting the new lender. After further discussion, the Special Committee concluded that the Recapitalization Plan was fair to our Company and our stockholders and was the best available plan to maximize stockholder value. Accordingly, the Special Committee unanimously resolved to recommend the Recapitalization Plan to our Board of Directors for approval.

         Immediately following the June 25, 2002 Special Committee meeting, our entire Board convened. The Special Committee reported on their recommendation that our Board unanimously approve the Recapitalization Plan. Our Board of Directors unanimously approved the Recapitalization Plan.

         We negotiated the final terms of the Recapitalization Plan on June 26, 2002. Loan documentation relating to our new credit facility and other ancillary agreements were finalized on June 28, 2002 on which date borrowings under the Heller Credit Agreement were repaid in full (including amounts in which TCW and Oaktree had a participation interest) and the 12% Convertible Notes and the Series A Preferred Stock were issued to the Principal Holders.

         On September 10, 2002, the holders of the 12% Convertible Notes (the "Convertible Notes") and the Series A Preferred Stock (the "Preferred Stock") agreed to waive the right to an increase in the interest rate on the Convertible Notes and an increase in the dividend rate on the Preferred Stock from 12% to 19% if the conversion of the Convertible Note and the Preferred Stock had not occurred prior to December 15, 2002. Additionally, the holders of the Preferred Stock agreed to waive the increased redemption price of the Preferred Stock in the event of a mandatory redemption. Previously, the redemption price equaled the liquidation preference amount plus accrued and unpaid dividends times two. Giving effect to the waiver, the redemption price now equals the liquidation preference amount plus accrued and unpaid dividends.

REPORT OF OUR FINANCIAL ADVISOR

         The Company retained HLHZ Capital to act as financial advisor to the Company in connection with exploring merger and sale alternatives and, in connection with these advisory services, to render (or to arrange for an affiliate to render) an opinion as to the fairness, from a financial point of view, of any resulting transaction. HLHZ Capital was retained as the Company's financial advisor based on its qualifications, expertise and reputation.

         On June 25, 2002, HLHZ delivered to the Special Committee a draft written opinion that, based upon the factors and assumptions discussed in the opinion, the proposed terms of the Recapitalization Plan as presented to HLHZ, taken as a whole, were fair from a financial point of view to the Company and its stockholders. Subsequently, on June 28, 2002, HLHZ delivered to the Special Committee a final written opinion that, based upon the factors and assumptions discussed in the final opinion, the proposed terms of the Recapitalization Plan as presented to HLHZ, taken as a whole, were fair from a financial point of view to the Company and its stockholders.

         The full text of the opinion letter, which sets forth a description of the assumptions made, general procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix F to this proxy statement and is incorporated by reference. The opinion letter was provided to the Special Committee of the Company's Board of Directors for its information and is directed only to the fairness from a financial point of view of the Recapitalization Plan to the Company and its stockholders. It does not constitute a recommendation to you as to how you should vote on the Recapitalization Plan. You are urged to read the HLHZ opinion letter carefully in its entirety, especially with regard to the assumptions made and the factors considered by HLHZ. The following summary highlights the material features of HLHZ's opinion.

         In arriving at its opinion, HLHZ, among other things:

        - reviewed the Company's annual reports to stockholders on Form 10-K for the fiscal years ended 1997, 1998, 1999, 2000, and 2001, quarterly report on Form 10-Q for the three months ended March 31, 2002, proxy statement dated April 30, 2001, and certain other documents filed with the Securities and Exchange Commission;

        - reviewed historical financial data prepared by the Company's management with respect to the Company for the fiscal years ended 1996 through 2001;

        - reviewed preliminary financial data prepared by the Company's management with respect to the Company for the four months ended April 2002;

        - reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ending December 31, 2002 through 2006;

        - met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

        -       visited certain facilities and business offices of the Company;

        - reviewed the February 1, 2002, letter of intent between the Principal Holders and the Company setting forth the preliminary terms of the Recapitalization Plan;

        - reviewed the June 13, 2002, letter of intent between the Principal Holders and the Company setting forth the final terms of the Recapitalization Plan;

        - reviewed the Company's Amended and Restated Credit Agreement, dated as of May 20, 1997, and all amendments thereto;

        - reviewed publicly available financial data for companies deemed comparable to the Company and publicly available prices and premiums paid in transactions that we considered similar to the Recapitalization Plan;

        - negotiated directly with potential buyers in the Company's earlier marketing effort and continued active involvement in contacting potential purchasers in an attempt to achieve higher value for the Company;

        - reviewed drafts of the Purchase Agreement, 12% Convertible Notes, Series A Convertible Preferred Stock, the Registration Rights Agreements, the Stockholders Agreements, and other agreements related thereto (other than the Option and Incentive Plan Amendments and the new lending facility and related agreements); and

        - conducted such other studies, analyses and inquiries deemed appropriate.

         The forecasts and projections provided by the Company's management to HLHZ showed net sales of $101,832,000 for fiscal 2003 and $103,868,000 for fiscal 2004, and net income of $5,322,000 for fiscal 2003 and $3,939,000 for fiscal 2004. These forecasts and projections are forward looking statements and were based upon information available to the Company's management as of May 24, 2002, the date which they were provided to HLHZ. Actual results could differ materially from these forecasts and projections. Factors that could cause or contribute to such differences include, but are not limited to, the factors and risks discussed in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001, a copy of which is being mailed to the Company's stockholders with this proxy statement, and the other reports filed from time to time by the Company with the Securities and Exchange Commission.

         In preparing its opinion, HLHZ relied on the accuracy and completeness of all information supplied or otherwise made available to it by the Company, including the Company's management team's assessment of the strategic benefits of the Recapitalization Plan. HLHZ did not independently verify the accuracy and completeness of the information provided to it by and with respect to the Company and does not assume any responsibility with respect to such information. HLHZ did not make any independent appraisal of any of the properties or assets of the Company. HLHZ relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it by the Company were reasonably prepared and reflected the best available estimates at that time of the future financial results and condition of the Company, and also that there had been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to it. In particular and without limitation, HLHZ assumed that these financial forecasts and projections accurately portrayed the terms and conditions of, and financial impact of, the new lending facility and the Option and Incentive Plan Amendments, and relied upon management's representation that the terms and conditions of the new lending facility will provide sufficient liquidity to the Company to effectuate its business plan even without the receipt of any material proceeds from the Rights Offering.

         In addition, HLHZ assumed that:

        - it had been kept fully informed of every expression of interest in any alternative transaction or financing made available to the Company;

        - the Principal Holders have agreed to vote as stockholders to approve the issuance of shares and other requirements necessary for the consummation of the Rights Offering, including the conversion of the securities contemplated to be purchased by the Principal Holders pursuant to the Recapitalization Plan;

        - there was no foreseeable reason to believe that the consummation of the Rights Offering would not occur as contemplated; and

        - in the course of obtaining the necessary regulatory or other consents or approvals, contractual or otherwise, for the Recapitalization Plan, no requirements of divestiture or separation of business units or other restrictions on, or amendments or modifications to, material provisions of the Purchase Agreement or related agreements, will be imposed that will have a material adverse effect on the contemplated benefits of the Recapitalization Plan.

         HLHZ's opinion was necessarily based upon business, economic, market and other conditions as they existed and as could be evaluated on, and on the information made available to HLHZ as of June 28, 2002. Under its engagement, HLHZ has no obligation to, and did not, update the opinion or take into account events occurring subsequent to the date that the opinion was delivered to the Company's Board.

         HLHZ expressed no opinion as to the prices at which the Company's common stock will trade following the consummation of the Recapitalization Plan.

         HLHZ Capital was paid a fee of $1,200,000, consisting of $600,000 in cash and a $600,000 12% Convertible Note payable to its affiliate HLHZ Investments, LLC. HLHZ did not receive an additional fee for issuing its fairness opinion.

         Subsequent to engaging HLHZ Capital as described above, the Company engaged HLHZ to perform an analysis for financial reporting purposes associated with the Company's implementation of SFAS 142. In connection with such engagement, the Company agreed to pay HLHZ a fee of $45,000 payable in two equal installments. The first installment was paid upon entering into the engagement. The second installment is due upon completion of the services relating to the analysis.

         The following is a brief summary of the material analyses discussed by representatives of HLHZ with the Company's Board of Directors in connection with HLHZ's opinion.

         In preparing its opinion, HLHZ analyzed and considered the value of the Company implied by various commonly accepted valuation approaches and methodologies. The valuation approaches used by HLHZ are listed below.

        - Value Implied by Public Market. HLHZ analyzed the valuation of the Company implied by the market for the Company's publicly traded common stock.

        - Value Based on a Theoretical Stand-Alone Scenario. HLHZ analyzed the value theoretically attributable to the Company assuming it did not consummate the Recapitalization Plan.

        - Value Implied by Precedent Transaction Scenario. HLHZ analyzed the value theoretically attributable to the Company assuming it consummated a sale to a third party on terms similar to, but likely more favorable than, the results of the Company's previous marketing process.

        - Value Implied by the Recapitalization Plan. HLHZ analyzed the valuation of the Company implied by the terms of the Recapitalization Plan.

        - Value Based on the Transaction Scenario. HLHZ analyzed the value realistically attributable to the Company assuming the Company consummated the Recapitalization Plan and had the financial flexibility to achieve management's financial projections.

         The table below summarizes the valuation indications provided by each of these valuation approaches. A valuation range is shown for each approach where multiple scenarios or methodologies were considered. Two kinds of value, enterprise value and equity value, are shown. Enterprise value is a term used to describe the total value of a company's ongoing business operations. Equity value is a term used to describe the portion of a company's enterprise value available to the company's stockholders. One can calculate a company's equity value by subtracting total debt from and adding cash to the enterprise value. The table shows the Company's total equity value, the portion of its equity value held by the Company's minority stockholders, and the equity value per share of the Company's common stock.

($ in Millions, Except per Share)


                                                                                               Equity Value
                                                                           ---------------------------------------------------
                                                        Enterprise                             To Minority
                                                          Value               Total              Holders           Per Share
                                                      -------------        -------------       -----------       -------------
Value Implied by Public Market                        $49.1 - $49.3        $3.0 - $3.2            $0.9           $0.50 - $0.53

Value Based on a Theoretical Stand-Alone Scenario     $38.5 - $46.0        $0.0 - $3.3         $0.0 - $0.9       $0.00 - $0.54

Value Implied by Precedent Transaction Scenario       $48.0 - $52.0        $0.3 - $3.0         $0.1 - $0.9       $0.05 - $0.49

Value Implied by the Recapitalization Plan                $49.4               $24.6               $0.9               $0.50

Value Based on the Transaction Scenario                   $56.5            $13.2 - $45.5       $1.2 - $13.4      $0.70 - $1.31


         HLHZ observed that the enterprise value and equity value implied by the Recapitalization Plan were either approximately equal to or greater than the midpoint valuations implied by the public market, based on a theoretical stand-alone scenario, and implied by the precedent transaction scenario. This analysis suggests that the value of the Company implied by the Recapitalization Plan is at least as great as any scenario considered in which the Company does not consummate the Recapitalization Plan. HLHZ also observed that the enterprise value and equity value based on the Recapitalization Plan scenario appear greater than those from all other valuation approaches considered. This analysis suggests that the value of the Company as an ongoing operation following the Recapitalization Plan is likely greater than in any scenario considered in which the Company would not consummate the Recapitalization Plan.

         A summary of each valuation approach is set forth below.

         VALUE IMPLIED BY PUBLIC MARKET. HLHZ analyzed both the enterprise value and equity value of the Company implied by the market for the Company's publicly traded common stock. One way that enterprise value can be calculated by observing the public equity market is by first adding a company's total debt to the aggregate market value of a company's common stock and then subtracting the company's cash balance. In this approach, the Company's total equity value is equal to the aggregate market value of its common stock. HLHZ performed this calculation using figures from the Company's quarterly report on Form 10-Q dated March 31, 2002, the latest financial information for the Company that was publicly available at the time the analysis was performed. HLHZ also performed three versions of the analysis, using the Company's closing stock price on June 16, 2002, as well as the 5-day and 20-day average closing prices as of June 16, 2002. June 16, 2002 was used because it was the last day prior to the Company's announcement of the proposed terms of the Recapitalization Plan and the stock price on that day was judged to be unaffected by the announcement. HLHZ believed that the trading price indicated by the public market was not a reliable indication of value principally because of the low trading activity of the Company's common stock. The table below summarizes the valuation indications provided based on this approach.

($ in Millions Except per Share)    Stock Price  5-Day Average  20-Day Average
                                  As of 6/16/02    Stock Price     Stock Price
                                  -------------  -------------  --------------
Enterprise Value                          $49.1          $49.1           $49.3
Total Equity Value                         $3.0           $3.0            $3.2
Price per Share                           $0.50          $0.50           $0.53


         VALUE BASED ON A THEORETICAL STAND-ALONE SCENARIO. HLHZ analyzed the value theoretically attributable to the Company assuming it did not consummate the Recapitalization Plan. Under this assumption, the Company would have faced immediate liquidity constraints given that the Company's credit facility was due to mature on June 30, 2002. In this analysis, HLHZ considered two scenarios deemed reasonable on a theoretical basis. In the first scenario, the Company would continue as a going concern following the scheduled maturity date of its credit facility. In the second scenario, the Company would cease as a going concern and its assets would be liquidated.

         In the first scenario, HLHZ analyzed the value of the Company using two widely used valuation methodologies, the market multiple methodology and the comparable transaction methodology. A brief description of each of these methodologies is set forth below.

         MARKET MULTIPLE METHODOLOGY. The market multiple methodology provides a valuation of a company based on a comparison between the company and publicly traded companies deemed comparable to it. To value the company using this methodology, different measures of a company's earnings, such as revenues or earnings before interest expenses and taxes, are multiplied by quantities known as valuation multiples that are deemed appropriate to the company. The selection of appropriate valuation multiples is guided by an inspection of the comparable companies themselves and their valuation multiples based on the public market for their common stock. To calculate valuation multiples for a given comparable company, its enterprise value is divided by different measures of its earnings, such as revenues or earnings before interest expenses and taxes. The resulting number is a ratio of the given comparable company's enterprise value to its different earnings measures. In other words, the ratio indicates the company's enterprise value as a multiple of its earnings. More valuable companies have higher multiples. Once valuation multiples for the comparable companies have been calculated, the company's financial characteristics are compared to those of the comparable companies. Based on this comparison, valuation multiples appropriate to the company are selected and applied to the company's earnings as discussed above. After the company's enterprise value is calculated, equity value is calculated as discussed above.

         Under the market multiple methodology, HLHZ considered the valuation multiples of the following publicly traded companies: Acme United Corp.; Alamo Group, Inc.; CTB International Corp.; L.S. Starrett Co.; P&F Industries, Inc.; and Q.E.P. Co. The market multiple methodology produced a range of indicated enterprise values of $39.0 million to $49.0 million.

         COMPARABLE TRANSACTION METHODOLOGY. The comparable transaction methodology provides a valuation of a company based on a comparison between the company and other companies deemed comparable to it that have been acquired. As with the market multiple methodology, to value the company using this methodology, different measures of a company's earnings are multiplied by valuation multiples that are deemed appropriate to the company. The selection of appropriate valuation multiples is guided by an inspection of the acquired comparable companies themselves and the valuation multiples implied by their acquisitions. To calculate valuation multiples for a given acquired company, its enterprise value is divided by different measures of its earnings. In the case of an acquisition, an acquired company's enterprise value is calculated by adding its total debt prior to the acquisition to the aggregate value paid for the company's common stock and then subtracting the company's cash balance prior to the acquisition. The resulting number is a ratio of the acquired company's implied enterprise value to its different earnings measures. In other words, the ratio indicates the company's enterprise value as a multiple of its earnings. More valuable companies have higher multiples. Once valuation multiples for the acquired companies have been calculated, the company's financial characteristics are compared to those of the acquired companies. Based on this comparison, valuation multiples appropriate to the company are selected and applied to the company's earnings as discussed above. After the company's enterprise value is calculated, equity value is calculated as discussed above.

         Under the comparable transaction methodology, HLHZ reviewed a total of 85 transactions announced between January 1998 and May 2002 and focused on transactions involving companies deemed most comparable to the Company. The comparable transaction methodology produced a range of indicated enterprise values of $44.0 million to $54.0 million.

         In the second scenario, HLHZ analyzed the value of the Company using an asset liquidation methodology to estimate the net proceeds that might be realized upon a liquidation of the Company's assets. A brief description of this methodology is set forth below.

         ASSET LIQUIDATION METHODOLOGY. The asset liquidation methodology provides a valuation of a company's assets based on the estimated proceeds that could be raised were the company to cease as a going concern and be liquidated. In a liquidation scenario, the net proceeds of a company's assets is equivalent to its enterprise value because it represents the total value available to all investors in the company from the liquidation of those assets. To estimate the net proceeds of such a liquidation using this methodology, an assumed recovery percentage, between 0% and 100%, is applied to each of the company's major asset classes as reflected on the company's balance sheet to reflect the percentage of book value of each asset class that would be realized upon a liquidation of such asset. The selection of appropriate recovery percentages is guided by, among other things, industry norms and discussions with the company's management. The total gross proceeds calculated are reduced to reflect the assumed commission that would be required by a party administering the liquidation. After the net proceeds amount is calculated, the proceeds available to stockholders can be estimated by subtracting the company's total debt from the net proceeds. If this amount is zero or negative, it is understood that there would be no proceeds available to stockholders.

         Under the asset liquidation methodology, HLHZ estimated the proceeds that would be generated from a liquidation of the Company's assets as reflected on the Company's balance sheet projected as of June 30, 2002. The net proceeds amount determined under the liquidation methodology was estimated to be approximately $29 million to $33 million. Based on this net proceeds amount, no proceeds would be available to the Company's stockholders.

         To determine a range for the Company's overall valuation based on a theoretical stand-alone scenario, HLHZ considered the average of the valuation indications from the going concern scenario as well as the average of the valuation indications from both the going concern and liquidation scenarios. The following table summarizes the valuation ranges:

($ in Millions Except per Share)               Low              High
                                         ---------------   ---------------

Enterprise Value                              $38.5             $46.0

Equity Value                                  $0.0              $3.3

Equity Value per Share                        $0.00             $0.54


         VALUE IMPLIED BY PRECEDENT TRANSACTION SCENARIO. HLHZ analyzed the value theoretically attributable to the Company assuming it had consummated a sale to a third party, as of June 30, 2002, on terms similar to, but likely more favorable than, the results of the Company's previous marketing process that ended in January 2002. In this scenario, the total consideration that would be received by the Company represents its enterprise value. HLHZ calculated the consideration that theoretically would be available to the Company's stockholders, or its equity value, by subtracting the Company's projected total debt and estimated transaction expenses and bank fees from the total consideration. To create a range of valuation indications, HLHZ considered ranges of total consideration that theoretically would have been payable under the highest proposal received as well as ranges in transaction expenses and bank fees. The following table summarizes the valuation ranges:


($ in Millions Except per Share)               Low              High
                                         ---------------   ---------------

Enterprise Value                              $48.0             $52.0

Equity Value                                  $0.3              $3.0

Equity Value per Share                        $0.05             $0.49


         VALUE IMPLIED BY THE RECAPITALIZATION PLAN. HLHZ analyzed the valuation of the Company implied by the terms of the Recapitalization Plan. In this approach, the equity value per share and the Company's aggregate equity value are determined by the purchase price of $0.50 per share specified in the Recapitalization Plan. HLHZ calculated the enterprise value of the Company according to the formula discussed above, using the Company's pro forma total debt and cash balance projected as of June 30, 2002. The Company's implied enterprise value and implied equity value were calculated to be approximately $49.4 million and $24.6 million, respectively.

         VALUE BASED ON TRANSACTION CONSUMMATION. HLHZ analyzed the value realistically attributable to the Company assuming it consummated the Recapitalization Plan. Under this assumption, the Company would continue as a going concern following the consummation of the Recapitalization Plan and have the financial flexibility to implement its business plan and achieve the financial projections prepared by the Company's management. HLHZ analyzed the value of the Company using three widely used valuation methodologies, the market multiple methodology, the comparable transaction methodology, and the discounted cash flow methodology.

         In this approach, the procedures used to perform the market multiple methodology and the comparable transaction methodology are as discussed above. The market multiple methodology produced a range of indicated enterprise values of $43.0 million to $53.0 million. The comparable transaction methodology produced a range of indicated enterprise values of $43.0 million to $54.0 million.

         A brief description of the discounted cash flow methodology is set forth below.

         DISCOUNTED CASH FLOW METHODOLOGY. The discounted cash flow methodology provides a valuation of a company based on the present value of the cash flows generated by the company over time. The cash flows analyzed are the projected cash flows of the company's ongoing business operations after the effects of taxes, working capital changes, and capital expenditures have been taken into consideration. These cash flows are projected by the company's management. The cash flows for all periods following the last projected period are represented by a single cash flow called a terminal value, which is based on the final period's earnings multiplied by an appropriate valuation multiple called a terminal multiple. To calculate the present value of these cash flows, the total cash flow for each projected period is multiplied by a factor called a discount factor that discounts that cash flow depending on how far in the future the cash flow occurs. Cash flows that are projected to occur later in time are discounted more. The discount factor for a given time period also depends on another quantity, expressed as a percentage, called a discount rate that determines by how much the cash flow is discounted. Higher discount rates produce more severe discounts. Discount rates are selected based on an inspection of the weighted average costs of capital for the company's publicly traded comparable companies. A company's weighted average cost of capital is an average rate of return, expressed as a percentage, that is observed for that company's securities based on the interest rates of its debt securities and the volatility of the price of its common stock in the public market.

         In the discounted cash flow methodology, HLHZ considered different scenarios with respect to certain projects reflected in the Company's financial projections that impacted the projected cash flows. HLHZ selected a terminal value based on a terminal multiple of 6.5x multiplied by the Company's projected earnings before interest, taxes, depreciation and amortization for 2006, the last projected period. HLHZ selected a discount rate of 9.5% based on an analysis of the weighted average costs of capital for the Company's comparable companies. HLHZ considered a range of terminal multiples and discount rates. The discounted cash flow methodology produced a range of indicated enterprise values of $55.0 million to $75.0 million.

         In addition to analyzing the enterprise value of the Company based on the transaction scenario, HLHZ analyzed the present value attributable to tax savings that the Company could realize based on its significant net operating loss carryforwards. To calculate the present value of these tax savings, HLHZ used a discounted cash flow methodology and discounted the estimated cash tax expenses the Company could incur without the benefit of its net operating loss carryforwards. HLHZ selected a discount rate of 12% and did not consider any benefit of tax savings occurring beyond 2006.

         HLHZ also analyzed the impact on the Company's equity value of different scenarios with respect to the contemplated Rights Offering. HLHZ considered scenarios in which 100%, 50%, and 0% of the rights issued are exercised by their original recipients, other than the Principal Holders. HLHZ also considered scenarios in which the Principal Holders do and do not exercise any unexercised rights as well as a scenario in which the Rights Offering does not occur.

         The following table summarizes the ranges of valuations under this approach, based on different Rights Offering scenarios. The ranges for equity values reflect the range of midpoints calculated in the different Rights Offering scenarios considered.

($ in Millions Except per Share)               Low              High
                                         ---------------   ---------------

Enterprise Value                              $49.0             $64.0

Equity Value                                  $13.2             $45.5

Equity Value per Share                        $0.70             $1.31

         In addition to analyzing the Company's enterprise value and equity value, HLHZ compared the terms of the securities to be issued in the Recapitalization Plan with the terms of a set of securities deemed to be comparable. HLHZ analyzed the terms of 49 convertible debt securities with warrants and 64 convertible debt securities without warrants issued between January 2001 and May 2002. In addition, HLHZ analyzed the terms of 146 convertible preferred stock securities but deemed such securities to be, on a relative basis, less applicable given that (i) the majority of the aggregate face amount of securities to be issued in the Recapitalization Plan was convertible debt as opposed to convertible preferred stock and (ii) the term of the securities to be issued in the Recapitalization Plan was more similar to the median term of the convertible debt securities considered than the median term of the convertible preferred securities considered. HLHZ observed that the terms of the securities to be issued in the Recapitalization Plan generally were within the range of terms observed in the set of securities considered.

         The summary of these analyses is not a complete description of the analyses performed by HLHZ. Preparing a fairness opinion is a complex analytic process and is not readily summarized or described partially. HLHZ believes that its analyses must be considered as a whole. Selecting portions of its analyses without considering all analyses could create a misleading or incomplete view of the processes underlying the analyses and HLHZ's opinion.

         In its analyses, HLHZ made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the

Company. The estimates contained in these analyses and the valuation ranges resulting from any particular analysis do not necessarily indicate actual values or predict future results or values. Such actual values or future results or values may be significantly more or less favorable than those suggested by these analyses. In addition, analyses relating to the value of businesses or securities are not appraisals and do not reflect the prices at which the businesses or securities may actually be sold or the prices at which their securities may trade. As a result, these analyses and estimates are inherently subject to substantial uncertainty.

OUR REASONS FOR THE RECAPITALIZATION PLAN AND RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors has unanimously approved the Recapitalization Plan. The Board believes that the terms of the Recapitalization Plan are fair to our stockholders and in the best interests of our Company and our stockholders and, therefore, recommends that you vote "FOR" each of the proposals contained under the Reacpitalization Plan. Our Board of Directors based their recommendation on the following factors:

         - the necessity to enter into a new credit facility as our current facility was expiring;

         - the fact that our stockholders would have the ability to participate in a Rights Offering enabling them to purchase shares of our common stock on the same terms as the Principal Holders and avoid dilution;

         - the results of the Board of Director's market solicitation conducted by HLHZ, our financial advisors, to determine whether there were other strategic alternatives for our Company;

         - the written opinion of HLHZ, financial advisors to the Board, dated June 25, 2002, that, based on the considerations set forth in the opinion, the Recapitalization Plan is fair from a financial point of view to our Company and our stockholders;

         - the information and presentations by our management and legal and financial advisors concerning the results of their business and legal due diligence;

         - the benefit that we would remain a public entity after the Recapitalization Plan was completed providing continued liquidity to our stockholders; and

         - the terms of the Preferred Stock and Convertible Notes and the related Rights Offering.

         Our Board of Directors also considered the potential adverse effects and risks associated with the Recapitalization Plan, and concluded that the potential benefits of the Recapitalization Plan outweighed the potential adverse effects and risks. The list of potential adverse effects and risks considered by our Board included, but was not limited to, the following:

         - the risk that the Preferred Stock and Convertible Notes would not be converted into shares of our common stock;

         - the risk that if the public stockholders did not exercise their right to purchase additional shares of our common stock in the Rights Offering they would experience substantial dilution; and

         - the risk that even if the Rights Offering is completed, we would not have an active trading market for our common stock and thus our stockholders would have limited liquidity.

         This discussion of the information and factors considered by our Board is not intended to be exhaustive, but includes the material factors considered. In view of the variety of material factors considered in connection with the evaluation of the Recapitalization Plan, our Board of Directors did not find it practicable to quantify or otherwise assign relative weights or rank to the factors it considered in approving the transactions. In considering the factors described above, individual members of our Board may have given different weight to various ones. Instead, our Board of Directors considered all these factors as a whole and overall considered them to be favorable and to support its recommendation.

         Our Board of Directors was aware that some Directors have interests in the Recapitalization Plan that are separate from the interests of our stockholders generally. Therefore, our Board of Directors created a Special Committee of independent Directors to review the Recapitalization Plan and make a recommendation to our Board of Directors on the Recapitalization Plan.

         The foregoing discussion of the information and factors considered by our Board of Directors is not meant to be exhaustive, but includes the principal factors considered by our Board. Our Board of Directors did not specifically adopt the conclusions of the opinion of our financial advisors. The fairness opinion relating to the Recapitalization Plan was only one of many factors considered by our Board in their evaluation of the Recapitalization Plan.

         In light of the variety of factors considered by our Board of Directors, our Board did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. However, in the view of our Board of Directors, the potentially negative factors they considered were not sufficient, either individually or collectively, to outweigh the positive factors relating to the Recapitalization Plan. Consequently, after considering all of the factors set forth above, together with an analysis of the presentations of management and our legal and financial advisors, our Board determined that the terms and conditions of the Recapitalization are fair and in the best interest of our Company and our stockholders.

NEW CREDIT FACILITY

         In connection with the Recapitalization Plan, we also entered into a five-year, $45 million credit facility, agented by CapitalSource Finance, LLC (the "Lender"), consisting of a $12.5 million term loan and a $32.5 million revolving credit component. In conjunction with the new facility, we issued to CapitalSource Holdings, LLC, an affiliate of the Lender, 319,109 shares of redeemable common stock on June 28, 2002. Moreover, we are committed to issue to CapitalSource Holdings, LLC up to approximately 2.1 million additional shares of redeemable common stock worth approximately $1.1 million when valued at $0.50 per share, upon completion of the Rights Offering described below with the effect that, as of the date hereof and upon completion of the Rights Offering assuming that no shares are purchased thereunder, CapitalSource Holdings, LLC will hold 2,439,109 shares of our common stock (inclusive for this purpose of shares of common stock issuable under the two restricted stock plans that are the subject of stockholder approvals at this time). If the Rights Offering is fully subscribed, CapitalSource Holdings, LLC's interest in our common stock would be reduced to approximately 3.8% (including 2,330,000 shares of restricted stock granted to our executive officers and non-employee directors). The common stock issued to CapitalSource Holdings, LLC is considered redeemable in that a future termination in full of this new credit facility, CapitalSource Holdings, LLC has the right to require us to repurchase all the shares issued to CapitalSource Holdings, LLC at a price per share that is dependent on certain measures of cash flow, debt and cash at a future date. As of June 28, 2002, our estimated repurchase obligation on account of all shares issued to CapitalSource Holdings, LLC would approximate $1.2 million. All shares issued to CapitalSource Holdings, LLC will be recorded as redeemable common stock and as a cost of financing within deferred financing fees, amortized over the life of the credit facility.

NOTE EXCHANGE

         The Principal Holders, in connection with the Purchase Agreement, received 822.6696 shares of newly-issued Series A Preferred Stock, $10,000 per share liquidation preference (the "Preferred Stock"), in exchange for all of their previously existing and outstanding interests in the 12% Exchangeable Notes (the "Exchangeable Notes") of UnionTools which represented the total amount of principal and accrued interest on the Exchangeable Notes (the "Note Exchange").

PROPOSAL TO ISSUE SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE CONVERTIBLE NOTES

         Pursuant to the Purchase Agreement, the Principal Holders have purchased for cash from us $10,000,000 principal amount of 12% Convertible Notes due June 15, 2005 (the "Convertible Notes"). Upon the closing of the Rights Offering (as discussed below), the Convertible Notes will be converted into shares of our common stock at the Rights Offering Price (as defined below). To the extent that stockholder approval is not obtained for the foregoing transactions, the Convertible Notes shall not convert into common stock, but instead shall remain outstanding.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the proposal to issue shares of our common stock upon the conversion of the Convertible Notes. The approval of this proposal is conditioned upon approval of:

         - the issuance of shares of our common stock upon conversion of the Preferred Stock;

         - the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000;

         -        the Reverse Stock Split; and

         - the issuance of shares of our common stock pursuant to the Rights Offering.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO ISSUE SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE CONVERTIBLE NOTES. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE NOTES.

PROPOSAL TO ISSUE SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE PREFERRED STOCK

         The Preferred Stock has an initial aggregate liquidation preference equal to $8,226,696 and accrues dividends at a 12% annual rate. The Preferred Stock becomes mandatorily convertible into common stock at the Rights Offering Price (as defined below) upon the closing of the Rights Offering (as discussed below) based on the liquidation preference and accrued dividends owing thereon as of the closing date of the Rights Offering. The Rights Offering (and the conversion of the Preferred Stock and the Convertible Notes) are conditioned on the receipt of stockholder approval of the transactions. To the extent that stockholder approval is not obtained for the foregoing transactions, the Preferred Stock shall not convert into common stock but instead shall remain outstanding and be mandatorily redeemable at June 15, 2005.

         The Principal Holders have agreed to vote their shares in favor of the foregoing transactions and as such it is unlikely that the Preferred Stock will not be converted into common stock unless a material adverse change shall have occurred prior to the consummation of the Rights Offering (which shall include an actual or prospective default under our debt agreements and the actual or threatened loss of a key employee). However, if a material default occurs prior to the completion of the Rights Offering, the Principal Holders will not be required to convert the Preferred Stock.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the proposal to issue shares of our common stock upon the conversion of the Convertible Notes. The approval of this proposal is conditioned upon approval of:

         - the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000;

         -        the Reverse Stock Split; and

         - the issuance of shares of our common stock pursuant to the Rights Offering.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO ISSUE SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE PREFERRED STOCK. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED STOCK.

PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

         In order to facilitate the transactions contemplated by the Purchase Agreement, including the possible issuance of shares of our common stock pursuant to the Convertible Notes and Preferred Stock, we will be required to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 200,000,000.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 200,000,000. The approval of this proposal is conditioned upon approval of:

         - the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - the issuance of shares of our common stock upon conversion of the Preferred Stock;

         -        the Reverse Stock Split; and

         - the issuance of shares of our common stock pursuant to the Rights Offering.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 20,000,000 TO 200,000,000. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 200,000,000.

REVERSE STOCK SPLIT

         Upon receipt of stockholder approval, and before consummation of the Rights Offering, we will effect a 1-for-10 reverse stock split (the "Reverse Stock Split"). Assuming no exercise of rights, there will be approximately 5.1 million shares of common stock (including 233,000 shares granted to our executive officers and non-employee directors) outstanding. Additionally, upon consummation of the Reverse Stock Split, the number of authorized shares of common stock will be decreased from 200,000,000 to 20,000,000.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the Reverse Stock Split. The approval of this proposal is conditioned upon approval of:

         - the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - the issuance of shares of our common stock upon conversion of the Preferred Stock;

         - the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000; and

         - the issuance of shares of our common stock pursuant to the Rights Offering.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE REVERSE STOCK SPLIT. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE REVERSE STOCK SPLIT.

RIGHTS OFFERING TO PUBLIC STOCKHOLDERS

         Upon receipt of stockholder approval, we will prepare documents relating to a rights offering (the "Rights Offering") whereby holders of our common stock shall receive rights (at the rate of 1,000 rights per 100 shares of our common stock held as of a record date to be established by our Board of Directors) to purchase one share of newly-issued common stock at $5.00 per share (post-split, as discussed below) for each right received (the "Rights Offering Price"). Since the Principal Holders and the Lender (which together own 4,630,658 shares as of the date hereof (on a pre-split basis) have agreed not to exercise any of the rights that they receive, the other holders having a combined ownership interest of 1,766,716 shares (on a pre-split basis) as of the date hereof will receive 17,667,160 (on a pre-split basis) nontransferable rights following the reverse stock split and the establishment of the record date. Each right would entitle the holder thereof to acquire one share of newly-issued stock from us at the price of $5.00. If each recipient of rights (other than the Principal Holders and the Lender) exercises its right to purchase its full entitlement of newly-issued common stock in connection with the Rights Offering, total proceeds to be received by us as a result of the Rights Offering would be approximately $8.9 million.

         The net proceeds of the Rights Offering shall be applied first toward payment of accrued interest and principal owing to HLHZ pursuant to a 12% Convertible Note (the "HLHZ Note") (up to $600,000 of principal), direct expenses of the Rights Offering (up to $150,000), interest on the $10 million principal amount of Convertible Notes issued to the Principal Holders and the balance to UnionTools which would, pursuant to the terms of the new credit facility, be required to apply such excess proceeds, if any, toward repayment of borrowings under the $12.5 million term loan. If the rights are exercised in full, the common stock issued thereby would represent a 26.9% interest in our common stock (inclusive of shares issuable under restricted stock plans) which, when combined with the existing interest of the parties exercising such right, would aggregate a 29.6% interest in our common stock (as compared to the 27.6% interest which such unaffiliated holders currently hold in the existing common stock).

         During the 30-day period following the completion of the Rights Offering, the Principal Holders (or any of their affiliates or designees) will be granted the right, at their election, to purchase from us newly-issued shares at a price of $5.00 per share (post-split) up to a number of shares that is equal to the number of rights that remain unexercised at the expiration of the Rights Offering. Representatives of the Principal Holders have made no determination as of the date hereof as to whether the Principal Holders or any of their affiliates intend to exercise all or any portion of this purchase right.

         Materials setting forth how stockholders can participate in the Rights Offering will be sent to each stockholder as of the record date for the Rights Offering.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the issuance of shares of our common stock pursuant to Rights Offering. The approval of this proposal is conditioned upon approval of:

         - the issuance of shares of our common stock upon conversion of the Convertible Notes;

         - the issuance of shares of our common stock upon conversion of the Preferred Stock;

         - the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000; and

         -        the Reverse Stock Split.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO RIGHTS OFFERING. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO RIGHTS OFFERING.

USE OF PROCEEDS FROM SALE OF CONVERTIBLE NOTES

         We advanced $10,000,000 to UnionTools that it applied, together with borrowings under a new secured credit facility agented by CapitalSource Finance, LLC, as payment of all outstanding obligations of UnionTools due and payable under the then existing Revolving Loan and Term Loan Agreements agented by Heller Financial, Inc. Contemporaneously with repayment of existing bank borrowings, UnionTools reimbursed HLHZ Capital for remaining expenses that were unpaid and paid HLHZ and its affiliates $1,200,000 in connection with financial advisory work and the fairness opinion on behalf of us and our stockholders, of which $600,000 was paid in cash and $600,000 pursuant to the HLHZ Note. Upon the closing of the Rights Offering, we shall apply cash proceeds received therefrom as described above in "Rights Offering to Public Stockholders."

         Any Convertible Notes (which includes notes held by Principal Holders and the HLHZ Note) that remain outstanding upon completion of the Rights Offering (together with any accrued interest remaining thereon), shall be automatically converted into shares of our common stock at the rate equal to the exercise price of the rights. Depending on the outcome of the Rights Offering, an HLHZ affiliate will retain an equity stake in our Company of 2.5% if there are no subscriptions for shares under the Rights Offering. To the extent that there are purchases of shares in connection with the Rights Offering, the HLHZ affiliate's percentage interest in our common stock will be reduced such that, if at least $625,000 is raised thereby (representing 7.0% of the maximum number of shares issuable thereunder), the HLHZ Note will be repaid in full and the HLHZ affiliate will retain no ownership interest in our common stock. To the extent that stockholder approval is not obtained to effectuate the conversion of the Convertible Notes as described above, such notes would remain outstanding without any right to conversion or participation in our common equity.

         The affirmative vote of the holders of a majority of our outstanding common stock is required to approve the Recapitalization Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and greater than 10% stockholders to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of such reports, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2001.

PROPOSALS BY STOCKHOLDERS FOR THE NEXT ANNUAL MEETING

         If any of our stockholders wish to submit a proposal to be included in next year's proxy statement and acted upon at our annual meeting to be held in September 2003, the proposal must be received by our corporate Secretary at our principal executive offices, 390 W. Nationwide Blvd., Columbus, Ohio 43215 prior to the close of business on April 16, 2003. Any proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for presentation at the next Annual Meeting of Stockholders will be considered untimely for purposes of Rules 14a-4 and 14a-5 if notice thereof is received by us after July 1, 2003. Any proposal submitted after that date may be omitted by us from the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

         As of the date of this proxy statement, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of the stockholders arise, the proxy in the enclosed form confers upon the persons designated to vote the shares discretionary authority to vote with respect to such matter in accordance with their best judgment.

         Our 2001 Annual Report on Form 10-K, as amended, including financial statements, was furnished to our stockholders prior to or concurrently with the mailing of this proxy material.

                                         By Order of the Board of Directors,

                                         John G. Jacob
                                         Secretary

                                                                      APPENDIX A

                              ACORN PRODUCTS, INC.

                           THIRD AMENDED AND RESTATED
                   1997 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. ESTABLISHMENT AND PURPOSE OF THE PLAN. This 1997 Nonemployee Director Stock Option Plan (the "Plan") is established by Acorn Products, Inc., a Delaware corporation (the "Company"), as of December 9, 1997, as may be amended from time to time. The Plan is designed to enable the Company to attract and retain persons to serve as nonemployee directors of the Company, UnionTools, Inc., a Delaware corporation ("UnionTools"), or the Company's other direct and indirect subsidiaries. The Plan provides for the grant of options ("Options") that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for the grant of stock appreciation rights ("Stock Appreciation Rights") and for the sale or grant of restricted stock ("Restricted Stock").

         2. STOCK SUBJECT TO THE PLAN. The maximum number of shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder and the number of shares of stock that may be sold as Restricted Stock hereunder, shall not in the aggregate exceed 3,000,000 shares of common stock, $0.001 par value (the "Shares," and individually, a "Share"), of the Company, subject to adjustment under Section 11 hereof. Anything contained herein to the contrary notwithstanding, the aggregate number of Shares with respect to which Options or stock appreciation rights may be granted during any calendar year to any individual shall be limited to 300,000. The Shares that may be subject to Options granted under the Plan, and Restricted Stock sold or granted under the Plan, may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

         Shares that are subject to the unexercised portions of any Options that expire, terminate or are canceled, and Shares that are not required to satisfy the exercise of any Stock Appreciation Rights that expire, terminate or are canceled, and Shares of Restricted Stock that are reacquired by the Company pursuant to the restrictions thereon, may again become available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under the Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof that is surrendered in connection with such exercise shall terminate and the Shares theretofore subject to the Option or portion thereof shall not be available for further use under the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Management Development and Compensation Committee (the "Committee") consisting of not less than two members appointed by the Board of Directors (the "Board") of the Company. If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. From time to time, the Board shall have the discretion to add, remove or replace members of the Committee and shall have the sole authority to fill vacancies on the Committee. All actions of the Committee shall comply with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Code.

         All actions of the Committee shall be authorized by a majority vote thereof at a duly called meeting. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Options and Stock Appreciation Rights granted and Restricted Stock sold or granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon the Eligible Directors, as hereinafter defined. Notwithstanding the foregoing, any dispute arising under any Agreement (as defined below) shall be resolved pursuant to the dispute resolution mechanism (if any) set forth in such Agreement.

         Subject to the express provisions of the Plan, the Committee shall determine the number of Shares subject to grants or sales and the terms thereof, including the provisions relating to the exercisability of Options and Stock

Appreciation Rights, lapse and non-lapse restrictions upon the Shares obtained or obtainable under the Plan and the termination and/or forfeiture of Options and Stock Appreciation Rights and Restricted Stock under the Plan. The terms upon which Options and Stock Appreciation Rights are granted and Restricted Stock is sold or granted shall be evidenced by a written agreement executed by the Company and the Participant (as defined below) to whom such Options, Stock Appreciation Rights and Restricted Stock are sold or granted (the "Agreement").

         4. ELIGIBILITY. Persons who shall be eligible for grants of Options or Stock Appreciation Rights or sales or grants of Restricted Stock hereunder ("Eligible Directors") shall be directors of the Company who are not employees of the Company, UnionTools or the Company's other direct or indirect subsidiaries ("Participant").

         5. TERMS AND CONDITIONS OF OPTIONS. No Option shall be granted for a term of more than ten years and thirty days. Options may, in the discretion of the Committee, be granted with associated Stock Appreciation Rights or be amended so as to provide for associated Stock Appreciation Rights. The Agreement may contain such other terms, provisions and conditions as may be determined by the Committee as long as such terms, conditions and provisions are not inconsistent with the Plan.

         6. EXERCISE PRICE OF OPTIONS. The exercise price per share for each Option granted hereunder shall be set forth in the Agreement.

         Payment for Shares purchased upon exercise of any Option granted hereunder shall be in cash at the time of exercise, except that, if either the Agreement so provides or the Committee so permits, and if the Company is not then prohibited from purchasing or acquiring Shares, such payment may be made in whole or in part with Shares. The Committee also may on an individual basis permit payment or agree to permit payment by such other alternative means as may be lawful, including by delivery of an executed exercise notice together with irrevocable instructions to a broker promptly to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         7. DETERMINATION OF FAIR MARKET VALUE. The Fair Market Value of a Share for the purposes of the Plan shall mean the average of the high and low sale prices of a Share on the date such determination is required herein, or if there were no sales on such date, the average of the closing bid and asked prices, as reported on the principal United States securities exchange on which the Shares are listed or, in the absence of such listing, on the Nasdaq National Market or as reported by Nasdaq for small-cap issues or, if Shares are not at the time listed on a national securities exchange or traded on the Nasdaq National
Market or by Nasdaq for small-cap issues, the value of a Share on such date as determined in good faith by the Committee.

         8. NON-TRANSFERABILITY. Except to the extent provided otherwise in the Agreement, any Option granted under the Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

         9. STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, grant to any Eligible Director selected by the Committee, Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount equal to the excess of the Fair Market Value of the underlying Shares on the date of exercise over the exercise price of the Stock Appreciation Rights. Such payment may be made in additional Shares valued at their Fair Market Value on the date of exercise or in cash, or partly in Shares and partly in cash, as the Committee may designate. The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time, in its absolute discretion, not allow the exercise of such Stock Appreciation Right. The Committee may further impose such conditions on the exercise of Stock Appreciation Rights as may be necessary or desirable to comply with Rule 16b-3 under the Exchange Act.

         10. RESTRICTED STOCK. The Committee may sell or grant Restricted Stock under the Plan (either independently or in connection with the exercise of options or Stock Appreciation Rights under the Plan) to Eligible Directors selected by the Committee. The Committee shall in each case determine the number of Shares of

Restricted Stock to be sold or granted, the price at which such Shares are to be sold, if applicable, and the terms or duration of the restrictions to be imposed upon those Shares.

         11. ADJUSTMENTS. If at any time the class of Shares subject to the Plan is changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Shares at a price substantially below Fair Market Value, an appropriate adjustment consistent with such change, exchange or offering shall be made in the number, exercise or sale price and/or type of shares or securities for which Options or Stock Appreciation Rights may thereafter be granted and Restricted Stock may thereafter be sold or granted under the Plan in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan. Any such adjustment in outstanding Options or in outstanding rights to purchase Restricted Stock shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options or the aggregate purchase price of such Restricted Stock, as the case may be.

         12. CHANGE OF CONTROL. Notwithstanding any provision of this Plan to the contrary, in the event of a Change of Control (as defined below), all Options and Stock Appreciation Rights that have been granted by the Board as of the date thereof shall vest and become exercisable, as the case may be, immediately prior to the effective time of any Change of Control and all conditions to exercise thereof shall be deemed to have been met.

         For purposes of this Section 12, the following terms shall have the following meanings:

         "Affiliate" of any specified Person (as defined in Section 13(d) of the Exchange Act) shall mean (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a director or officer (a) of such Person, (b) of any subsidiary of such Person or (c) of any Person described in clause (i) above. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

         "Change of Control" shall mean: (i) the acquisition by any Person (as defined in Section 13(d) of the Exchange Act) other than TCW or Oaktree, of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except such Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of securities of the Company (a) having 25% or more of the total voting power of the then outstanding voting securities of the Company and (b) having more voting power than the securities of the Company beneficially owned by Oaktree; (ii) during any twelve month period, a change in the Board occurs such that Incumbent Members do not constitute a majority of the Board; (iii) a sale of all or substantially all of the assets of the Company or UnionTools; or (iv) the consummation of a merger or consolidation of the Company with any other Person, provided, however, that no Change of Control shall have occurred pursuant to this clause (iv) if (A) after such merger or consolidation the voting securities of the Company prior to such merger or consolidation continue to represent more than 50% of the combined voting power of such Person or (B) if such merger or consolidation does not result in a material change in the beneficial ownership of the Company's voting securities.

         "Incumbent Members" shall mean the members of the Board on the date immediately preceding the commencement of a twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was approved by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect of such twelve-month period.

         "Oaktree" shall mean Oaktree Capital Management, LLC and its Affiliates, including any partnerships, separate accounts or other entities managed by Oaktree.

         "TCW" shall mean: TCW Special Credits Plus Fund; TCW Special Credits Fund III; TCW Special Credits Fund IIIb; TCW Special Credits Fund IV; TCW Special Credits Trust; TCW Special Credits Trust IIIb; TCW Special Credits Trust IV; TCW Special Credits Trust IVa; TCW Special Credits, as investment manager of Delaware State Employees' Retirement Fund, Weyerhauser Company Pension Trust and The Common Fund for Bond Investments; and any of their respective Affiliates.

         13. INVESTMENT REPRESENTATION. Each Agreement may provide that, upon demand by the Committee for such a representation, the Optionee shall deliver to the Committee at the time of any exercise of an Option a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Optionee or such other person to purchase any Shares.

         14. DURATION OF THE PLAN. Options and Stock Appreciation Rights may not be granted and Restricted Stock may not be sold or granted under the Plan after December 9, 2007.

         15. AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time alter, amend, suspend or terminate the Plan. The Committee may amend the Plan or any Agreement issued hereunder to the extent necessary for any Option or Stock Appreciation Right granted or Restricted Stock sold or granted under the Plan to comply with applicable tax or securities laws.

         No Option or Stock Appreciation Right may be granted or Restricted Stock sold or granted during any suspension or after the termination of the Plan. No amendment, suspension or termination of the Plan or of any Agreement issued hereunder shall, without the consent of the affected holder of such Option or Stock Appreciation Right or Restricted Stock, alter or impair any rights or obligations in any Option or Stock Appreciation Right or Restricted Stock theretofore granted or sold to such holder under the Plan.

         16. NATURE OF THE PLAN. The grant, exercise or sale of securities under the Plan is intended to qualify for the exemption from short swing profits liability under Section 16(b) of the Exchange Act, provided by Rule 16b-3 promulgated thereunder, as such Rule is now in effect or hereafter amended.

         17. CANCELLATION OF OPTIONS. Any Option granted under the Plan may be canceled at any time with the consent of the holder and a new Option may be granted to such holder in lieu thereof.

         18. WITHHOLDING TAXES. Whenever Shares are to be issued with respect to the exercise of Options or amounts are to be paid or income earned with respect to Stock Appreciation Rights or Restricted Stock under the Plan, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such Shares or the payment of any such amounts, all or any part of the amount determined in the Committee's discretion to be sufficient to satisfy federal, state and local withholding tax obligations (the "Withholding Obligation") that the Company or its counsel determines may arise with respect to such exercise, issuance or payment. Pursuant to a procedure established by the Committee, the Participant may (i) request the Company to withhold delivery of a sufficient number of Shares or a sufficient amount of the Participant's compensation or (ii) deliver a sufficient number of previously-issued Shares, to satisfy the Withholding Obligation.

         19. NO RIGHTS AS STOCKHOLDER. No Participant shall have any rights as a Stockholder with respect to any Shares subject to his or her Option or Stock Appreciation Right prior to the date of issuance to him or her of a certificate or certificate for such Shares.

         20. COMPLIANCE WITH GOVERNMENT LAW AND REGULATIONS. The Plan, the grant and exercise of Options and Stock Appreciation Rights, and the grant and sale of Restricted Stock thereunder, and the obligation of the Company to sell and deliver Shares under such Options and Stock Appreciation Rights, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency that may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange on which Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any state or federal law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Adopted:                            December 9, 1997
Amended and Restated:               March 2, 1999
Amended and Restated:               February 15, 2000
Amended and Restated:               June 25, 2002

                                                                      APPENDIX B

                              ACORN PRODUCTS, INC.
              SECOND AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

         1. ESTABLISHMENT AND PURPOSE OF THE PLAN. This 1997 Stock Incentive Plan (the "Plan") is established by Acorn Products, Inc., a Delaware corporation (the "Company"), as of April 3, 1997. The Plan shall be effective upon the effective date of the registration statement filed in connection with the Company's proposed initial public offering. The Plan is designed to enable the Company to attract, retain and motivate members of the senior management and certain other officers and key employees of the Company, UnionTools, Inc., a Delaware corporation ("UnionTools"), and the Company's other direct and indirect subsidiaries by providing for or increasing their proprietary interest in the Company. The Plan provides for the grant of options ("Options") that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options that do not so qualify ("Non-Qualified Options"), for the grant of stock appreciation rights ("Stock Appreciation Rights") and for the sale or grant of restricted stock ("Restricted Stock").

         2. STOCK SUBJECT TO THE PLAN. The maximum number of shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder and the number of shares of stock that may be sold as Restricted Stock hereunder, shall not in the aggregate exceed 2,500,000 shares of common stock, $0.001 par value (the "Shares", and individually, a "Share"), of the Company, subject to adjustment under Section 12 hereof. Anything contained herein to the contrary notwithstanding, the aggregate number of Shares with respect to which options or stock appreciation rights may be granted during any calendar year to any individual shall be limited to 1,000,000. The Shares that may be subject to Options granted under the Plan, and Restricted Stock sold or granted under the Plan, may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

         Shares that are subject to the unexercised portions of any Options that expire, terminate or are canceled, and Shares that are not required to satisfy the exercise of any Stock Appreciation Rights that expire, terminate or are canceled, and Shares of Restricted Stock that are reacquired by the Company pursuant to the restrictions thereon, may again become available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under the Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof that is surrendered in connection with such exercise shall terminate and the Shares theretofore subject to the Option or portion thereof shall not be available for further use under the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee (the "Committee") consisting of not less than two members appointed by the Board of Directors (the "Board") of the Company. Each member of the Committee shall be a member of the Board who qualifies both as an "outside director" within the meaning of Section 162(m) of the Code, and as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. From time to time, the Board shall have the discretion to add, remove or replace members of the Committee and shall have the sole authority to fill vacancies on the Committee.

         All actions of the Committee shall be authorized by a majority vote thereof at a duly called meeting. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Options and Stock Appreciation Rights granted and Restricted Stock sold or granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon the Eligible Employees, as hereinafter defined. Notwithstanding the foregoing, any dispute arising under any Agreement (as defined below) shall be resolved pursuant to the dispute resolution mechanism (if any) set forth in such Agreement.

         Subject to the express provisions of the Plan, the Committee shall determine the number of Shares subject to grants or sales and the terms thereof, including the provisions relating to the exercisability of Options and Stock Appreciation Rights, lapse and non-lapse restrictions upon the Shares obtained or obtainable under the Plan and the termination and/or forfeiture of Options and Stock Appreciation Rights and Restricted Stock under the Plan. The terms upon which Options and Stock Appreciation Rights are granted and Restricted Stock is sold or granted shall be evidenced by a written agreement executed by the Company and the Participant (as defined below) to whom such are sold or granted (the "Agreement").

         4. ELIGIBILITY. Persons who shall be eligible for grants of Options or Stock Appreciation Rights or sales or grants of Restricted Stock hereunder ("Eligible Employees") shall be employee directors of the Company or UnionTools or the Company's other direct and indirect subsidiaries and those employees of the Company, UnionTools or the Company's other direct and indirect subsidiaries who are members of a select group of management or other key employees that the Committee may from time to time designate to participate under the Plan ("Participants") through grants of Non-Qualified Options, Incentive Stock Options and, if applicable, Stock Appreciation Rights, and/or through sales or grants of Restricted Stock.

         5. TERMS AND CONDITIONS OF OPTIONS. No Incentive Stock Option shall be granted for a term of more than ten years and no Non-Qualified Option shall be granted for a term of more than ten years and thirty days. Options may, in the discretion of the Committee, be granted with associated Stock Appreciation Rights or be amended so as to provide for associated Stock Appreciation Rights. The Agreement may contain such other terms, provisions and conditions as may be determined by the Committee as long as such terms, conditions and provisions are not inconsistent with the Plan. The Committee shall designate as such those Options intended to be eligible to qualify and be treated as Incentive Stock Options and, correspondingly, those Options not intended to be eligible to qualify and be treated as Incentive Stock Options.

         6. EXERCISE PRICE OF OPTIONS. The exercise price per share for each Non-Qualified Option granted hereunder shall be set forth in the Agreement. The exercise price per share of any Option intended to be eligible to qualify and be treated as an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date such Incentive Stock Option is granted, except that if such Incentive Stock Option is granted to a Participant who on the date of grant is treated under Section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than ten percent of the total combined voting power of all classes of the Company's stock, the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date such Incentive Stock Option is granted, and the option shall not be exercisable more than four years from the date of grant.

         Payment for Shares purchased upon exercise of any Option granted hereunder shall be in cash at the time of exercise, except that, if either the Agreement so provides or the Committee so permits, and if the Company is not then prohibited from purchasing or acquiring Shares, such payment may be made in whole or in part with Shares. The Committee also may on an individual basis permit payment or agree to permit payment by such other alternative means as may be lawful, including by delivery of an executed exercise notice together with irrevocable instructions to a broker promptly to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         7. DETERMINATION OF FAIR MARKET VALUE. The Fair Market Value of a Share for the purposes of the Plan shall mean the average of the high and low sale prices of a Share on the date such determination is required herein, or if there were no sales on such date, the average of the closing bid and asked prices, as reported on the principal securities exchange on which the Shares are listed or, in the absence of such listing, on the Nasdaq SmallCap Market or, if Shares are not at the time listed on a national securities exchange or traded on the Nasdaq SmallCap Market, the value of a Share on such date as determined in good faith by the Committee.

         8. NON-TRANSFERABILITY. Except to the extent provided otherwise in the Agreement, any Option granted under the Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

         9. INCENTIVE STOCK OPTIONS. The provisions of the Plan are intended to satisfy the requirements set forth in Section 422 of the Code and the regulations promulgated thereunder (including the aggregate fair market value limits set forth in Section 422(d) of the Code) with respect to Incentive Stock Options granted under the Plan.

For the purpose of this Section 9, the Fair Market Value of a Share shall be determined at the time the Incentive Stock Option is granted.

         10. STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, grant to any Eligible Employee selected by the Committee, Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount equal to the excess of the Fair Market Value of the underlying Shares on the date of exercise over the exercise price of the Stock Appreciation Rights. Such payment may be made in additional Shares valued at their Fair Market Value on the date of exercise or in cash, or partly in Shares and partly in cash, as the Committee may designate. The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time, in its absolute discretion, not allow the exercise of such Stock Appreciation Right. The Committee may further impose such conditions on the exercise of Stock Appreciation Rights as may be necessary or desirable to comply with Rule 16b-3 under the Exchange Act.

         11. RESTRICTED STOCK. The Committee may sell or grant Restricted Stock under the Plan (either independently or in connection with the exercise of options or Stock Appreciation Rights under the Plan) to Eligible Employees selected by the Committee. The Committee shall in each case determine the number of Shares of Restricted Stock to be sold or granted, the price at which such Shares are to be sold, if applicable, and the terms or duration of the restrictions to be imposed upon those Shares.

         12. ADJUSTMENTS. If at any time the class of Shares subject to the Plan is changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Shares at a price substantially below Fair Market Value, an appropriate adjustment consistent with such change, exchange or offering shall be made in the number, exercise or sale price and/or type of shares or securities for which Options or Stock Appreciation Rights may thereafter be granted and Restricted Stock may thereafter be sold or granted under the Plan in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan. Any such adjustment in outstanding Options or in outstanding rights to purchase Restricted Stock shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options or the aggregate purchase price of such Restricted Stock, as the case may be.

         13. CHANGE OF CONTROL. Notwithstanding any provision of this Plan to the contrary, in the event of a Change of Control (as defined below), all Options and Stock Appreciation Rights that have been granted by the Board as of the date thereof shall vest and become exercisable, as the case may be, immediately prior to the effective time of any Change of Control and all conditions to exercise thereof shall be deemed to have been met.

         For purposes of this Section 13, the following terms shall have the following meanings:

         "Affiliate" of any specified Person (as defined in Section 13(d) of the Exchange Act) shall mean (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a director or officer (a) of such Person, (b) of any subsidiary of such Person or (c) of any Person described in clause (i) above. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

         "Change of Control" shall mean: (i) the acquisition by any Person (as defined in Section 13(d) of the Exchange Act) other than TCW or Oaktree, of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except such Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of securities of the Company (a) having 25% or more of the total voting power of the then outstanding voting securities of the Company and (b) having more voting power than the securities of the Company beneficially owned by Oaktree; (ii) during any 12 month period, a change in the Board occurs such that Incumbent Members (as defined below) do not constitute a majority of the Board; (iii) a sale by the Company of all or substantially all of the assets of the Company; or (iv) the consummation of a merger or consolidation of the Company with any other Person, provided, however, that no Change of Control shall have occurred pursuant to this clause (iv) if (A) after such merger or consolidation the voting securities of the Company prior to such merger or consolidation continue to represent more than 50% of the combined voting power of such Person or (B) if such merger or consolidation does not result in a material change in the beneficial ownership of the Company's voting securities.

         "Incumbent Members" shall mean the members of the Board on the date immediately preceding the commencement of a twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was approved by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect of such twelve-month period.

         "Oaktree" shall mean Oaktree Capital Management, LLC and its Affiliates, including any partnerships, separate accounts or other entities managed by Oaktree.

         "TCW" shall mean: TCW Special Credits Plus Fund; TCW Special Credits Fund III; TCW Special Credits Fund IIIb; TCW Special Credits Fund IV; TCW Special Credits Trust; TCW Special Credits Trust IIIb; TCW Special Credits Trust IV; TCW Special Credits Trust IVa; TCW Special Credits, as investment manager of Delaware State Employees' Retirement Fund, Weyerhauser Company Pension Trust and The Common Fund for Bond Investments; Trust Company of the West; and any of their respective Affiliates.

         14. INVESTMENT REPRESENTATION. Each Agreement may provide that, upon demand by the Committee for such a representation, the Optionee shall deliver to the Committee at the time of any exercise of an Option a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Optionee or such other person to purchase any Shares.

         15. DURATION OF THE PLAN. Options and Stock Appreciation Rights may not be granted and Restricted Stock may not be sold or granted under the Plan after April 3, 2007.

         16. AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time alter, amend, suspend or terminate the Plan. The Committee may amend the Plan or any Agreement issued hereunder to the extent necessary for any Option or Stock Appreciation Right granted or Restricted Stock sold or granted under the Plan to comply with applicable tax or securities laws.

         No Option or Stock Appreciation Right may be granted or Restricted Stock sold or granted during any suspension or after the termination of the Plan. No amendment, suspension or termination of the Plan or of any Agreement issued hereunder shall, without the consent of the affected holder of such Option or Stock Appreciation Right or Restricted Stock, alter or impair any rights or obligations in any Option or Stock Appreciation Right or Restricted Stock theretofore granted or sold to such holder under the Plan.

         17. NATURE OF THE PLAN. The Plan is intended to qualify as a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933. The grant, exercise or sale of securities under the Plan is intended to qualify for the exemption from short swing profits liability under
Section 16(b) of the Exchange Act, provided by Rule 16b-3 promulgated thereunder, as such Rule is now in effect or hereafter amended.

         18. CANCELLATION OF OPTIONS. Any Option granted under the Plan may be canceled at any time with the consent of the holder and a new Option may be granted to such holder in lieu thereof.

         19. WITHHOLDING TAXES. Whenever Shares are to be issued with respect to the exercise of Options or amounts are to be paid or income earned with respect to Stock Appreciation Rights or Restricted Stock under the Plan, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such Shares or the payment of any such amounts, all or any part of the amount determined in the Committee's discretion to be sufficient to satisfy federal, state and local withholding tax obligations (the "Withholding Obligation") that the Company or its counsel determines may arise with respect to such exercise, issuance or payment. Pursuant to a procedure established by the Committee, the Participant may (i) request the Company to withhold delivery of a sufficient number of Shares or a sufficient amount of the Participant's compensation or (ii) deliver a sufficient number of previously-issued Shares, to satisfy the Withholding Obligation.

         20. NO RIGHTS AS STOCKHOLDER OR TO CONTINUANCE OF EMPLOYMENT. No Participant shall have any rights as a Stockholder with respect to any Shares subject to his or her Option or Stock Appreciation Right prior to the date of issuance to him or her of a certificate or certificate for such Shares. The Plan and any Option or Stock Appreciation Rights granted and any Restricted Stock sold or granted under the Plan shall not confer upon any Participant any right with respect to any continuance of employment by the Company, nor shall they interfere in any way with the right of the Company to terminate his or her employment at any time.

         21. COMPLIANCE WITH GOVERNMENT LAW AND REGULATIONS. The Plan, the grant and exercise of Options and Stock Appreciation Rights, and the grant and sale of Restricted Stock thereunder, and the obligation of the Company to sell and deliver Shares under such Options and Stock Appreciation Rights, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency that may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange on which Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any state or federal law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Adopted:                   April 3, 1997
Amended and Restated:      February 15, 2000
Amended and Restated:      June 25, 2002

                                                                      APPENDIX C

                              ACORN PRODUCTS, INC.
                            LONG-TERM INCENTIVE PLAN


                                    ARTICLE I
                     ESTABLISHMENT, EFFECTIVE DATE, AND TERM

         SECTION 1.01 ESTABLISHMENT OF THE PLAN. Acorn Products, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), has established a long-term incentive compensation plan to be known as the "Acorn Products, Inc. Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of cash incentive awards to certain of the Corporation's Employees.

         The Plan shall become effective as of June 30, 2002 (the "Effective Date"), subject to approval by the Corporation's stockholders at the 2002 Annual Meeting. The Plan shall remain in effect as provided in Section 1.03 hereof.

         SECTION 1.02 OBJECTIVES OF THE PLAN. The objectives of the Plan are to help optimize the profitability and growth of the Corporation through incentives which are consistent with the Corporation's objectives and which link the interests of Participants to those of the Corporation's stockholders; to induce Participants to strive for the highest level of performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Corporation's success and the creation of stockholder value and to allow Participants to share in the success of the Corporation.

         SECTION 1.03 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.01 hereof, and shall remain in effect, subject to the right of the Board of Directors, or a Committee delegated by the Board, to amend or terminate the Plan at any time pursuant to Article X hereof.

                                   ARTICLE II
                                   DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         SECTION 2.01 "AFFILIATE" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a Director or officer (a) of such Person, (b) of any subsidiary of such Person or
(c) of any Person described in clause (i) above. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

         SECTION 2.02 "AWARD" means any incentive award granted under this Plan; the payment of any such award shall be contingent upon the attainment of Performance Goals with respect to a Performance Cycle.

         SECTION 2.03 "AWARD NOTICE" means a notice provided by the Corporation to a Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         SECTION 2.04 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

         SECTION 2.05 "CAUSE" OR "TERMINATION FOR CAUSE" means for each Participant as defined in Participant's employment agreement. If Participant has no employment agreement, then "Cause" means termination from the Corporation as a result of (i) a conviction of a felony or misdemeanor involving moral turpitude, (ii) neglect or willful misconduct in carrying out Participant's duties, or (iii) a violation of the Corporation's business conduct policy.

         SECTION 2.06 "CHANGE IN CONTROL" means the occurrence of any of the following events:

                  (a) the acquisition by any Person other than TCW or Oaktree, of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except such Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of securities of the Corporation (i) having 25% or more of the total voting power of the then outstanding voting securities of the Corporation and (ii) having more voting power than the securities of the Corporation beneficially owned by Oaktree and TCW;

                  (b) a sale of all or substantially all of the assets of the Corporation or UnionTools, Inc.; or

                  (c) the consummation of a merger or consolidation of the Corporation with any other Person, provided, however, that no Change of Control shall have occurred pursuant to this clause (c) if (i) after such merger or consolidation the voting securities of the Corporation prior to such merger or consolidation continue to represent more than 50% of the combined voting power of such Person or (ii) if such merger or consolidation does not result in a material change in the beneficial ownership of the Corporation's voting securities.

         SECTION 2.07 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         SECTION 2.08 "COMMITTEE" means the Compensation and Stock Option Committee of the Board, as specified in Article III herein, or such other committee appointed by the Board to administer the Plan with respect to grants of Awards.

         SECTION 2.09 "CORPORATION" means Acorn Products, Inc., a Delaware corporation, together with any and all Subsidiaries, and any Successor thereto.

         SECTION 2.10 "COVERED EMPLOYEE" means a Participant whom the Committee designates, for each Performance Cycle, in order to meet the Performance-Based Exception.

         SECTION 2.11 "DIRECTOR" means any individual who is a member of the Board of Directors of the Corporation.

         SECTION 2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.01 hereof.

         SECTION 2.13 "EMPLOYEE" means any employee of the Corporation.

         SECTION 2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         SECTION 2.15 "EXTRAORDINARY EVENTS" means (i) litigation or claim judgments or settlements associated with the sale, restructuring, or recapitalization of the Corporation or its assets, (ii) the costs and effect associated with the Corporation's grant of Awards under the Plan, (iii) the costs and effect associated with the Corporation's grant of shares of restricted stock, (iv) one-time projects approved by the Board of Directors of the Corporation and designated at such time of approval as Extraordinary Events up to the dollar amounts and calculations as set forth by the Board of Directors in connection therewith, (v) specific projects identified from time to time in the Participant's Award Notice, (vi) any costs associated with items (iv) and (v) above, and (vii) to the extent such costs are not capitalized by the Corporation, any transaction costs associated with the sale, restructuring, or recapitalization of the Corporation or its assets, including, but not limited to, attorney fees, accounting fees, other professional fees, and investment banking fees.

         SECTION 2.16 "OAKTREE" means Oaktree Capital Management, LLC and its Affiliates, including any partnerships, separate accounts or other entities managed by Oaktree.

         SECTION 2.17 "PARTICIPANT" means an Employee who has an outstanding Award granted under the Plan.

         SECTION 2.18 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         SECTION 2.19 "PERFORMANCE CYCLE" means the period of years designated by the Committee during which the Performance Goals must be met.

         SECTION 2.20 "PERFORMANCE GOALS" means the criteria and objectives for the Corporation established by the Committee which must be met during a Performance Cycle as a condition of the Participant's receipt of payment with respect to an Award, as described in Article V hereof.

         SECTION 2.21 "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as described in Section 13(d) thereof.

         SECTION 2.22 "RETIREMENT" OR "RETIRE" means the acceptance by the Board of Directors of the Corporation of Employee's retirement from his or her employment from the Corporation; provided, however, that Employee has attained the age of 59-1/2.

         SECTION 2.23 "SUBSIDIARY" OR "SUBSIDIARIES" means any corporation or other entity whose financial statements are consolidated with the Corporation.

         SECTION 2.24 "SUCCESSOR" means any acquiror, by merger or otherwise, of all or substantially all of the assets or business of the Corporation.

         SECTION 2.25 "TCW" means TCW Special Credits Plus Fund; TCW Special Credits Fund III; TCW Special Credits Fund IIIb; TCW Special Credits Fund IV; TCW Special Credits Trust; TCW Special Credits Trust IIIb; TCW Special Credits Trust IV; TCW Special Credits Trust IVa; TCW Special Credits, as investment manager of Delaware State Employees' Retirement Fund, Weyerhaeuser Company Pension Trust and The Common Fund for Bond Investments; and any of their respective Affiliates.

                                   ARTICLE III
                                 ADMINISTRATION

         SECTION 3.01 THE COMMITTEE. The Plan shall be administered by the Committee, which Committee shall satisfy the "outside director" rules of Code
Section 162(m). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         SECTION 3.02 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Corporation, and subject to the provisions herein, the Committee shall have full power to select the Participants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Participants; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; and (subject to the provisions of Article XI herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

         SECTION 3.03 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Corporation, its stockholders, Employees, Participants, and their estates and beneficiaries.

                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

         SECTION 4.01 ELIGIBILITY. Persons eligible to participate in this Plan include any Employee of the Corporation, including any Employee who is a member of the Board, selected by the Committee.

         SECTION 4.02 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. As permitted by law, the Committee may delegate such authority.

                                    ARTICLE V
                                     AWARDS

         SECTION 5.01 GRANT OF AWARDS. Subject to the terms of the Plan, Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         SECTION 5.02 TERMS OF AWARDS. The Committee shall set Performance Goals which, depending on the extent to which they are met, will determine the value of Awards that will be paid out to the Employee. The Committee shall establish the Performance Cycle for Award and shall impose such other conditions and/or restrictions on any Awards granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions on vesting following the attainment of the Performance Goals, and/or restrictions under applicable Federal or state securities laws.

         SECTION 5.03 PERFORMANCE GOALS. Performance Goals may be expressed in terms of one or more of the following criteria (either individually, alternatively, or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, individually, alternatively, or in any combination and measured over a period of years, on an absolute basis, or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee): (a) net income, (b) earnings per share, (c) return on equity or return on average equity ("ROAE"), (d) return on assets or return on average assets, (e) operating expenses, (f) operating expenses as a percentage of total or net revenues (known as the "efficiency ratio"), (g) total shareholder return, (h) earnings growth, and (i) earnings before interest, taxes, depreciation and amortization ("EBITDA"). In all cases, such amounts will be on a reported basis, adjusted to exclude Extraordinary Events. The Performance Goals established by the Committee may be (but need not be) different each Performance Cycle and different goals may be applicable to different Participants.

         SECTION 5.04 EARNING OF AWARDS. Subject to the terms of this Plan and
Section 5.05, after the applicable Performance Cycle has ended, the Participant shall be entitled to receive a payout on the cash earned by the Employee over the applicable Performance Cycle.

         SECTION 5.05 TIMING OF PAYMENT OF AWARDS. Payment of earned Awards shall be made as soon as practical following the close of the applicable Performance Cycle in a manner designated by the Committee, in its sole discretion.

         SECTION 5.06 REQUIREMENT OF EMPLOYMENT OR CONTINUED SERVICE. Except as otherwise provided in this Plan, as specified in Articles X and XI, or as set forth in an Award Notice, an Employee must remain in the employment of the Corporation until the payment of an Award in order to be entitled to payment.

         SECTION 5.07 NONTRANSFERABILITY. An Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

                                   ARTICLE VI
                     SECTION 162(M) DEDUCTION QUALIFICATIONS

         SECTION 6.01 AWARDS FOR COVERED EMPLOYEES. Except as otherwise provided herein, all Awards to Covered Employees shall be made in a manner that allows for the full deductibility of the Award by the Corporation under Section 162(m) of the Code. All Awards for designated Covered Employees shall comply with the provisions of this Article VI.

         SECTION 6.02 DESIGNATION OF COVERED EMPLOYEES. For each Performance Cycle, the Committee will designate which Participants are Covered Employees within 90 days of the beginning of the Performance Cycle (or such earlier or later date as is permitted or required by Code Section 162(m)).

         SECTION 6.03 ESTABLISHMENT OF PERFORMANCE GOALS AND AWARDS FOR COVERED EMPLOYEES. Within 90 days of the beginning of a Performance Cycle (or such earlier or later date as is permitted or required by Code Section 162(m)), the Committee shall, in its sole discretion, for each such Performance Cycle, determine and establish in writing the Performance Goal(s) applicable to the Performance Cycle for each Covered Employee. The Committee may establish any number of Performance Cycles, Performance Goals and Awards for any Covered Employee running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Corporation's deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Employees.

         SECTION 6.04 CERTIFICATION OF ACHIEVEMENT OF PERFORMANCE GOALS AND AMOUNT OF AWARDS. After the end of each Performance Cycle, or such earlier date if the Performance Goals are achieved (and such date otherwise complies with Code Section 162(m)), the Committee shall certify in writing, prior to the payment of any Award to a Covered Employee, that the Performance Goal for the Performance Cycle and all other material terms of the Plan were satisfied.

         SECTION 6.05 TAX AND SECURITY LAWS. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

         SECTION 6.06 COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted to a Covered Employee under this Plan shall comply with the Performance-Based Exception requirements of Code Section 162(m); unless the Committee determines that such compliance is not desired with respect to any specified Award or Awards. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article VI, make any adjustments it deems appropriate.

                                   ARTICLE VII
                             BENEFICIARY DESIGNATION

         If permitted by the Committee, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  ARTICLE VIII
                               RIGHTS OF EMPLOYEES

         Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, with or without cause, nor confer upon any Participant any right to continue in the employ of the Corporation.

                                   ARTICLE IX
                                CHANGE IN CONTROL

         SECTION 9.01 TREATMENT OF AWARDS. Notwithstanding any provision in this Plan to the contrary, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, all outstanding Awards shall be measured as of the effective date of the Change in Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control, in an amount based upon the trailing 12-month period ending on 60 days prior to the effective date of the Change in Control. Upon such payment, the Corporation shall have no further obligations to Participant in connection with his or her Awards.

         SECTION 9.02 TERMINATION, AMENDMENT, AND MODIFICATIONS OF
CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Notice provision, the provisions of this Article X may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

                                    ARTICLE X
                     TERMINATION, RETIREMENT AND RESIGNATION

         SECTION 10.01 TERMINATION FOR CAUSE; RESIGNATION. If a Participant is terminated for Cause or resigns, then the Participant shall not be entitled to any Award.

         SECTION 10.02 TERMINATION WITHOUT CAUSE; RETIREMENT. If a Participant is terminated without Cause or Retires, the Participant shall be entitled to an Award equal to a pro rata amount based upon (i) the actual results measured as of the effective date of the termination or Retirement, and (ii) the length of time within the Performance Cycle which has elapsed prior to the termination or Retirement.

                                   ARTICLE XI
                    AMENDMENT, MODIFICATION, AND TERMINATION

         Subject to Section 9.02 herein, the Board or Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that the Board or the Committee may not alter, amend, suspend, or terminate any Awards or Award Notices under the Plan granted by the Board or the Committee.

         Notwithstanding the above, the Committee shall not have the authority to, without stockholder approval, change eligible Participants to receive Awards or the Performance Goals set forth in Section 5.03 herein.

                                   ARTICLE XII
                                   WITHHOLDING

         The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

                                  ARTICLE XIII
                                   SUCCESSORS

         All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Corporation, or a merger, consolidation, or otherwise.

                                   ARTICLE XIV
                                  UNFUNDED PLAN

         The Plan shall be unfunded and the Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Corporation to any person with respect to any Awards under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. Except as provided herein, no such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

                                   ARTICLE XV
                               LEGAL CONSTRUCTION

         SECTION 15.01 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         SECTION 15.02 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         SECTION 15.03 REQUIREMENTS OF LAW. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         SECTION 15.04 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Ohio.

                                                                      APPENDIX D


                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              ACORN PRODUCTS, INC.

The undersigned, for the purpose of amending and restating the Certificate of Incorporation of Acorn Products, Inc., a Delaware corporation (the "Corporation"), does hereby certify that:

(1)  The name of the Corporation is Acorn Products, Inc.

(2) The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware under the Corporation's prior name of New Vision, Incorporated, was November 3, 1993.

(3) Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation was adopted by the Corporation's Board of Directors and stockholders, the stockholders of the Corporation having approved the Second Amended and Restated Certificate of Incorporation at a meeting of the stockholders on November __, 2002. The Amended and Restated Certificate of Incorporation restates and integrates the provisions of the Certificate of Incorporation of the Corporation.

(4) The Certificate of Incorporation of Acorn Products, Inc. is hereby amended and restated in its entirety as follows:

FIRST: The name of the Corporation (hereinafter called the "Corporation") is Acorn Products, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington 19805, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares which the corporation shall have authority to issue is Two Hundred One Million (201,000,000) consisting of:

     (a) 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"); and

     (b) 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of the Preferred Stock, and to fix the number of shares constituting any such series and to increase or decrease the number of shares of any such series (but not below the number of shares thereof outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

(c)  Express Terms of the Series A Convertible Preferred Stock.

     Section 1. DESIGNATION AND AMOUNT. The shares of such series of Preferred Stock will be designated as Series A Convertible Preferred Stock (the "SERIES A CONVERTIBLE PREFERRED STOCK"), and the number of shares constituting the Series A Convertible Preferred Stock will be 827. The liquidation preference of the Series A Convertible Preferred Stock shall be equal to $10,000.00 per share (the "LIQUIDATION PREFERENCE AMOUNT"). For the purposes of Section 154 of the DGCL, the amount to be represented as capital for each share of Series A Convertible Preferred Stock is and shall at all times be $10,000.00.

     Section 2. RANK. The Series A Convertible Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank senior to the Junior Stock.

     Section 3. DIVIDENDS.

                    (a) Each of the holders of record of the Series A
               Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board, and out of any funds legally available for the purpose, cumulative dividends at the Dividend Rate and in the manner provided herein in preference to the payment of dividends on any Junior Stock. Dividends on each share of the Series A Convertible Preferred Stock shall accumulate and accrue on each such share from the Issuance Date and shall accumulate and accrue from day to day thereafter, whether or not earned or declared. Dividends shall not be affected by the transfer of shares of Series A Convertible Preferred Stock thereafter or the cancellation and issuance or reissuance of certificates evidencing such shares. So long as any shares of Series A Preferred Stock are issued and outstanding, the Corporation shall not pay cash dividends on any Junior Stock, or purchase, redeem or retire, or make any payment on account of, or set apart for payment, cash for a sinking or other similar fund for, the purchase, redemption or retirement of, any Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any Junior Stock, whether directly or indirectly, except as otherwise provided in Section 8(a). Dividends on the Junior Stock may be declared and paid in the form of additional shares of the applicable series and class of such Junior Stock, in accordance with the terms of the Junior Stock. The holders of the Series A Preferred Stock also shall be entitled to participate pari passu with the holders of the Common Stock in any and all dividends or other distributions declared on the Common Stock, based on the number of shares of Common Stock that holders of the Series A Preferred Stock would have obtained had the Series A Preferred Stock (together with accrued but unpaid dividends thereon) been converted in full immediately prior to the date of such dividend at the Conversion Price.

                    (b) Dividends will be calculated on a daily basis on each
               share of Series A Convertible Preferred Stock at the Dividend Rate on the Liquidation Preference Amount thereof. To the extent not paid in cash quarterly on March 15, June 15, September 15 or December 15 of any year (each a "DIVIDEND REFERENCE DATE"), commencing September 15, 2002, all dividends on the Series A Convertible Preferred Stock which have been accrued during the three-month period (or other period in the case of the first Dividend Reference Date) ending on such Dividend Reference Date (each, a "DIVIDEND ACCRUAL PERIOD"), whether or not earned or declared, will, without duplication, be added to the Liquidation Preference Amount of the outstanding shares of Series A Convertible Preferred Stock on such Dividend Reference Date and will remain a part thereof until such shares of Series A Convertible Preferred Stock are redeemed, repurchased or otherwise retired in accordance with the terms hereof. If any Dividend Reference Date is not a Business Day, the dividend otherwise due on such date shall be paid on the next following Business Day (and this extension shall be included in the determination of such dividend payment).

                    (c) Each share of Series A Convertible Preferred Stock shall be entitled to share ratably with each other share of Series A Convertible Preferred Stock in such dividends as may be paid at such time and in such amounts as shall be determined by the Board from time to time.

     Section 4. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any (i) Deemed Liquidation Event (as defined below) or (ii) an actual liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, other than in connection with a Deemed Liquidation Event (an "ACTUAL LIQUIDATION EVENT"), each holder of Series A Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Junior Stock, the Liquidation Preference Amount plus any accrued and unpaid dividends owing with respect to the Series A Convertible Preferred Stock on such date.

"DEEMED LIQUIDATION EVENT" means (i) a merger, consolidation, reorganization, business combination or other change in control transaction involving the Corporation or a sale of shares of capital stock of the Corporation in any such case in which any person or group other than POF and/or the TCW Entities acquires 50% or more of the Common Stock of the Company or (ii) a sale or other disposition of assets representing 50% or more of the assets of the Corporation and its Subsidiaries.

     Section 5. VOTING RIGHTS. Other than the voting and approval rights provided in the Stockholders Agreement or as required by law, the holders of Series A Convertible Preferred Stock shall not have any voting rights.

     Section 6. CONVERSION.

                    (a) CONVERSION INTO COMMON STOCK. Immediately upon
               expiration of the Rights Offering (as defined in the Purchase Agreement), all of the Series A Convertible Preferred Stock shall be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (y) the Liquidation Preference Amount of the Series A Convertible Preferred Stock (plus amounts in respect of accrued and unpaid dividends thereon) by (z) the Conversion Price; PROVIDED, that the Series A Convertible Preferred Stock shall not be converted and shall remain outstanding in the event of any of the following has occurred: (1) the threatened or actual loss or termination of employment of a Key Employee (as defined in the Purchase Agreement), (2) the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement), or (3) the occurrence, or likely occurrence, of a default or event of default with respect to any loan facility or loan agreement of the Corporation or UnionTools, Inc.

                    (b) MECHANICS OF CONVERSION. Promptly following the
               conversion of the Series A Convertible Preferred Stock pursuant to subsection (a) above, each holder of Series A Preferred Convertible Stock shall surrender their certificates of Series A Convertible Preferred Stock at the office of the Corporation, or at such other place designated by the Corporation. The Corporation shall, immediately upon receipt of such certificates of Series A Convertible Preferred Stock, issue and deliver to or upon the order of the Holder and/or its designees, against delivery of such certificates of Series A Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Upon receipt of such certificate or certificates, each holder of Series A Convertible Preferred Stock shall mark the certificates representing such Series A Convertible Preferred Stock "cancelled" and return them to the Corporation. The Corporation shall promptly effect such issuance and shall transmit the certificates to the Holder or its designees. Such conversion shall be deemed to have been made immediately prior to the close of business on the date on which the sale of Common Stock pursuant to the Rights Offering is consummated. The Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares at the close of business on such date.

     Section 7. REDEMPTION. Except as expressly provided in this Section 7, the Corporation shall not have the right to purchase, call, redeem or otherwise acquire for value, and no stockholder of the Corporation shall have the right to require the Corporation to purchase, call, redeem or otherwise acquire for value any or all of the shares of Series A Convertible Preferred Stock.

                    (a) MANDATORY REDEMPTION. Subject to the provisions of
               Section 6, the Series A Convertible Preferred Stock shall be redeemed by the Corporation on June 15, 2005 at a price per share equal to the product of (a) the Liquidation Preference Amount plus accrued and unpaid dividends thereon multiplied by (b) two
               (2) (the "REDEMPTION PRICE").

                    (b) OPTIONAL REDEMPTION. The Corporation will have the right to redeem all of the Series A Convertible Preferred Stock at any time after the date of issuance but prior to the third anniversary of the Issuance Date at a price equal to the Redemption Price.

                    (c) PROCEDURE FOR REDEMPTION. Any holder of shares of Series
               A Convertible Preferred Stock may exercise such holders' right to redemption pursuant to this Section 7 and the Corporation may exercise its right to redemption pursuant to Section 7 by such holder giving the Corporation or the Corporation giving such holder, as the case may be, written notice not less than ten calendar days prior to the date on which the redemption will actually occur, which notice will set forth the date for such redemption. Any date upon which a redemption is required to occur in accordance with Section 7 will be referred to as a "REDEMPTION DATE." The aggregate Redemption Price will be payable on the Redemption Date.

                    (d) REDEMPTION PROHIBITED. If, at a Redemption Date, the
               Corporation fails for any reason to redeem shares of Series A Convertible Preferred Stock, including without limitation due to a prohibition of such redemption under the applicable sections of the DGCL, then during the period from the Redemption Date through the date on which such shares are redeemed, the shares of Series A Convertible Preferred Stock not redeemed will remain outstanding and entitled to all of the rights and preferences provided in this Certificate of Designation.

                    (e) DIVIDEND AFTER REDEMPTION DATE. From and after the
               Redemption Date, no shares of Series A Convertible Preferred Stock subject to redemption will be entitled to any further dividends pursuant to Section 3 hereof; provided, however, that in the event that shares of Series A Convertible Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section 7(d) hereof, such shares will continue to be entitled to dividends thereon as provided in Section 3 until the date on which such shares are actually redeemed by the Corporation.

                    (f) SURRENDER OF CERTIFICATES. Upon receipt of the
               applicable Redemption Price, each holder of shares of Series A Convertible Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or shall deliver an affidavit of loss with respect to such certificates at the principal executive office of the Corporation or the office of the transfer agent for the Series A Convertible Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series A Convertible Preferred Stock, and each surrendered certificate will be canceled and retired.

     Section 8. RESTRICTIONS AND LIMITATIONS. So long as any Series A Convertible Preferred Stock remains issued and outstanding, the Corporation may not, without the approval by vote or written consent of the holders of a majority of the Series A Convertible Preferred Stock:

                    (a) redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose) any Junior Stock or any other shares of its capital stock, other than (i) purchases, redemptions or other acquisitions of Junior Stock or options or warrants to purchase Junior Stock from directors, officers or existing or former employees of the Corporation or its Subsidiaries pursuant to the terms of any employee benefit plan or employment or other agreement in existence on the Issuance Date, (ii) purchases, redemptions or other acquisitions of Junior Stock or options or warrants to purchase Junior Stock from directors, officers or employees of the Corporation or its Subsidiaries pursuant to the terms of any employee benefit plan or employment or other agreement adopted or executed following the Issuance Date, provided that such redemptions, repurchases or acquisitions pursuant to this clause (ii) are unanimously approved by the Board, and (iii) except as provided in Section 7 hereof;

                    (b) amend, alter or repeal the amended articles of
               incorporation or the bylaws of the Corporation in any manner which would have a material adverse effect on the terms and conditions of the Series A Convertible Preferred Stock;

                    (c) declare or pay any dividends or make any distributions with respect to any Junior Stock, except for dividends payable in the form of additional shares of Junior Stock, in accordance with the terms of the Junior Stock;

                    (d) authorize or issue, or obligate itself to authorize or issue, additional Series A Convertible Preferred Stock; or

                    (e) authorize or issue, obligate itself to authorize or
               issue, any shares of capital stock, or any other options, warrants, securities or debt instruments exchangeable for or convertible into any such shares of capital stock (other than the Series A Convertible Preferred Stock), senior to or on par with the Series A Convertible Preferred Stock as to liquidation preferences, dividend rights, conversion rights, redemption rights, preemptive rights or otherwise.

     Section 9. NO REISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK. No share or shares of Series A Convertible Preferred Stock acquired by the Corporation by reason of redemption, purchase, or otherwise shall be reissued, and, upon such event, all such shares shall resume the status of authorized but unissued shares of Preferred Stock.

     Section 10. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Convertible Preferred Stock and, in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Convertible Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 11. FRACTIONAL SHARES. Fractional shares of Series A Convertible Preferred Stock may be issued.

     Section 12. DEFINITIONS. For purposes of this Certificate of Designation, the following definitions shall apply:

               "ACTUAL LIQUIDATION EVENT" has the meaning set forth in Section
          4.

                    "AFFILIATE" means any Person that directly or indirectly
               through one or more intermediaries controls, or is controlled by, or is under common control with, the Person specified. No Person shall be deemed to be an Affiliate of another Person solely as a consequence of the issuance of the Series A Convertible Preferred Stock or the Stockholders Agreement or the transactions contemplated thereby.

                    "BOARD" means the board of directors of the Corporation or any entity that survives a merger, reorganization or consolidation to which the Corporation is a party.

                    "BUSINESS DAY" means a day other than Saturday, Sunday or a statutory holiday on which banking institutions in New York are authorized to close, and in the event that any action to be taken hereunder falls on a day which is not a Business Day, then such action shall be taken on the next succeeding Business Day.

                    "COMMON STOCK" means the common stock, par value $0.001 per share, of the Corporation.

                    "CONVERSION PRICE" means $0.50 per share initially (as
               adjusted for stock splits, stock dividends and similar combinations and, at the reasonable discretion of the Board, to prevent dilution of the ownership interest in the Corporation's Common Stock of the holders of the Series A Convertible Preferred Stock from the issuance of shares, options, warrants, securities or other rights to purchase Common Stock of the Corporation (other than as contemplated in the Purchase Agreement)).

                    "CORPORATION" means Acorn Products, Inc., a
               Delaware corporation.

                    "DEEMED LIQUIDATION EVENT" has the meaning set forth in
               Section 4(d).

                    "DGCL" means the General Corporation Law of the State of
               Delaware.

                    "DIVIDEND ACCRUAL PERIOD" has the meaning set forth in
               Section 3(b).

                    "DIVIDEND RATE" means 12% per annum, provided that if the
               sale of Common Stock pursuant to the Rights Offering shall not have been consummated and the conversion of the Series A Convertible Preferred Stock shall not have occurred on or prior to December 15, 2002, "Dividend Rate" shall mean 19% per annum and such rate shall be deemed to have applied at all times following the Issuance Date.

                    "DIVIDEND REFERENCE DATE" has the meaning set forth in
               Section 3(b).

                    "ISSUANCE DATE" means for any share of Series A Convertible
               Preferred Stock, the date on which such share of Series A Convertible Preferred Stock is issued.

                    "JUNIOR STOCK" means the Common Stock and all other classes and series of the capital stock of the Corporation, whether presently outstanding or hereafter authorized, issued or outstanding.

                    "LIQUIDATION EVENT" means an Actual Liquidation Event or a
               Deemed Liquidation Event.

                    "LIQUIDATION PREFERENCE AMOUNT" has the meaning set forth in
               Section 1.

                    "PERSON" means an individual, corporation, partnership,
               association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency, unit or instrumentality thereof.

                    "POF" means the OCM Principal Opportunities Fund, L.P., a
               Delaware limited partnership.

                    "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 26, 2002, among the Corporation, UnionTools, Inc. and the other parties named therein, pursuant to which the 12% Exchangeable Notes of UnionTools, Inc. were exchanged for shares of the Series A Convertible Preferred Stock of the Corporation.

                    "REDEMPTION DATE" has the meaning set forth in Section 7(c).

                    "SERIES A CONVERTIBLE PREFERRED STOCK" means the Series A
               Convertible Preferred Stock, liquidation preference $10,000.00 per share, of the Corporation.

                    "SUBSIDIARY" means, with respect to the Corporation, any
               Person of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Corporation or a Subsidiary of the Corporation.

                    "TCW ENTITIES" means, collectively, TCW SPECIAL CREDITS FUND
               III, a California limited partnership, TCW SPECIAL CREDITS FUND IIIB, a California limited partnership, TCW SPECIAL CREDITS TRUST IIIB, a California collective investment trust, THE COMMON FUND FOR BOND INVESTMENTS, INC., a New York corporation, DELAWARE STATE EMPLOYEES' RETIREMENT FUND, WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW), TCW SPECIAL CREDITS TRUST, a California collective investment trust, TCW SPECIAL CREDITS TRUST IV, a California collective investment trust ,TCW SPECIAL CREDITS TRUST IV-A, a California collective investment trust, TCW SPECIAL CREDITS FUND IV, a California limited partnership, and TCW SPECIAL CREDITS PLUS FUND, a California limited partnership.

     Section 13. PAYMENT RIGHTS SUBJECT TO CREDIT AGREEMENT. Notwithstanding anything contained or implied herein to the contrary, any right of redemption and any right to receive dividends, liquidation preferences or other payments pursuant to the provisions hereof other than any such payment made in additional shares of Series A Convertible Preferred Stock or pursuant to the provisions of
Section 6 hereof (collectively, the "Payment Rights") are subject in all respects to the terms and conditions of that certain Revolving Credit, Term Loan and Security Agreement, dated as of June 28, 2002 by and among the Corporation, the Borrower Subsidiaries named therein and CapitalSource Finance LLC, as Agent for the Lenders named therein (the "Credit Agreement"), and (ii) any and all such Payment Rights are subordinate and subject in right and time of payment to the prior indefeasible payment in full in cash of all obligations of the Corporation under the Credit Agreement.

FIFTH: Transfer Restrictions.

     (a) PROHIBITED TRANSFER; EXCESS STOCK. Except as provided in Section (f), until the Restriction Termination Date, any attempted direct or indirect Transfer of Stock shall be deemed a "Prohibited Transfer" if
          (i) such Transfer would increase the Percentage of Stock Owned by any Person that (or by any person whose Stock is or by virtue of such Transfer would be attributed to any Person that), either after giving effect to the attribution rules (including the option attribution rules) of Section 382 or without regard to such attribution rules, Owns, by virtue of such Transfer would Own, or has at any time since the period beginning three years prior to the date of such Transfer, Owned, Stock in excess of the Limit, and (ii) such Transfer would cause an "ownership change" of the Corporation within the meaning of
          Section 382. Notwithstanding the foregoing, any Transfer by or to POF or the TCW Entities, or any of their respective affiliates, shall not be deemed to be a Prohibited Transfer. Except at otherwise provided in Section (e), the Stock or Option sought to be Transferred in the Prohibited Transfer shall be deemed

          "Excess Stock."

     (b) TRANSFER OF EXCESS STOCK TO TRANSFEREE. Except as otherwise provided in Section (e), a Prohibited Transfer shall be void ab initio as to the Purported Transferee in the Prohibited Transfer and such Purported Transferee shall not be recognized as the owner of the Excess Stock for any purpose and shall not be entitled to any rights as a stockholder of the Corporation arising from the ownership of Excess Stock, including, but not limited to, the right to vote such Excess Stock or to receive dividends or other distributions in respect thereof or, in the case of Options, to receive Stock in respect of their exercise. Any Excess Stock shall automatically be transferred to the Trustee in trust for the benefit of the Charitable Beneficiary, effective as of the close of business on the business day prior to the date of the Prohibited Transfer; provided, however, that if the transfer to the trust is deemed ineffective for any reason, such Excess Stock shall nevertheless be deemed to have been automatically transferred to the person selected as the Trustee at such time, and such person shall have rights consistent with those of the Trustee as described in this section and in Section (c) below. Any dividend or other distribution with respect to such Excess Stock paid prior to the discovery by the Corporation that the Excess Stock has been transferred to the Trustee ("Prohibited Distributions") shall be deemed to be held by the Purported Transferee as agent for the Trustee, and shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee. Any vote cast by a Purported Transferee with respect to Excess Stock prior to the discovery by the Corporation that the Excess Stock has been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the sole benefit of the Charitable Beneficiary. The Purported Transferee and any other Person holding certificates representing Excess Stock shall immediately surrender such certificates to the Trustee. The Trustee shall have all the rights of the owner of the Excess Stock, including the right to vote, to receive dividends or other distributions, and to receive proceeds from liquidation, which rights shall be exercised for the sole benefit of the Charitable Beneficiary.

     (c) DISPOSITION OF EXCESS STOCK. As soon as practicable following receipt of notice from the Corporation that Excess Stock has been transferred to the Trustee, the Trustee shall take such actions as it deems necessary to dispose of the Excess Stock in an arm's-length transaction that would not constitute a Prohibited Transfer. Upon the disposition of such Excess Stock, (i) the interest of the Charitable Beneficiary in the Excess Stock shall terminate, and (ii) the Trustee shall distribute the net proceeds of the sale as follows: (a) the Purported Transferee shall receive an amount of the net proceeds of such sale not to exceed the Purported Transferee's cost incurred to acquire such Excess Stock, or, if such Excess Stock was Transferred for less than fair market value on the date of the Prohibited Transfer, the fair market value of the Excess Stock on the date of the Prohibited Transfer, in each case less all costs incurred by the Corporation, the Trustee and the Transfer Agent in enforcing the Restrictions, and (b) the Charitable Beneficiary shall receive the balance of the net proceeds from the sale of the Excess Stock, if any, together with any Prohibited Distributions received from the Purported Transferee and any other distributions with respect to such Excess Stock while such Stock was held by the Trustee. In the event the Purported Transferee has disposed of the Excess Stock and distributed the proceeds and other amounts otherwise than in accordance with this section, then (w) such Purported Transferee shall be deemed to have disposed of such Excess Stock as an agent for the Trustee, (x) such Purported Transferee shall be deemed to hold such proceeds and any Prohibited Distributions as an agent for the Trustee, (y) such Purported Transferee shall be required to return to the Trustee the proceeds from such sale, together with any Prohibited Distributions theretofore received by the Purported Transferee with respect to such Excess Stock, provided that upon receipt of written permission from the Trustee, the Purported Transferee will be entitled to retain an amount of such sale proceeds not to exceed the amount that such purported Transferee would have received from the Trustee if the Trustee had obtained and resold the Excess Stock, and (z) the Trustee shall transfer any remaining proceeds to the Charitable Beneficiary. Neither the Trustee, the

          Corporation, the Purported Transferee nor any other party shall claim an income tax deduction with respect to any transfer to the Charitable Beneficiary and neither the Trustee nor the Corporation shall benefit in any way from the enforcement of the Restrictions, except insofar as these restrictions protect the Corporation's Income Tax Net Operating Loss Carryover. Neither the Trustee, the Corporation nor the Transfer Agent shall have any liability to any Person for any loss arising from or related to a Prohibited Transfer.

     (d) TRANSFER AGENT'S RIGHTS AND RESPONSIBILITIES. The Transfer Agent shall not register any Transfer of Stock on the Corporation's stock transfer records if it has knowledge that such Transfer is a Prohibited Transfer. The Transfer Agent shall have the right, prior and as a condition to registering any Transfer of Stock on the Corporation's stock transfer records, to request any transferee of the Stock to submit an affidavit, on a form agreed to by the Transfer Agent and the Corporation, stating the number of shares of each class of Stock Owned by the transferee (and by Persons who would Own the transferee's Stock) before the proposed Transfer and that would, if effect were given to the proposed Transfer, be Owned by the transferee (and by Persons who would Own the prospective Transferee's Stock) after the proposed Transfer. If either (i) the Transfer Agent does not receive such affidavit, or (ii) such affidavit evidences that the Transfer was a Prohibited Transfer, the Transfer Agent shall notify the Corporation and shall not enter the Prohibited Transfer into the Corporation's stock transfer records, and the Trustee, the Corporation and the Transfer Agent shall take such steps as provided in the Restrictions in order to dispose of the Excess Stock purportedly Owned by such Purported Transferee. If the Transfer Agent, for whatever reason, enters a Prohibited Transfer in the Corporation's stock transfer records, such Transfer shall be nonetheless void ab initio and shall have no force and effect, in accordance with the Restrictions, and the Corporation's stock transfer records shall be revised to so provide.

     (e) CERTAIN INDIRECT PROHIBITED TRANSFERS. In the event a Transfer would be a Prohibited Transfer as a result of attribution to the Purported Transferee of the Ownership of Stock by a person (an "Other Person") who is not controlling, controlled by or under common control with the Purported Transferee, which Ownership is nevertheless attributed to the Purported Transferee, the Restrictions shall not apply in a manner that would invalidate any Transfer to such Other Person, and the Purported Transferee and any Persons controlling, controlled by or under common control with the Purported Transferee (collectively, the "Purported Transferee Group") shall automatically be deemed to have transferred to the Trustee at the time and in a manner consistent with Section B hereof, sufficient Stock (which Stock shall (i) consist only of Stock held legally or beneficially, whether directly or indirectly, by any member of the Purported Transferee Group, but not Stock held through any Other Person, other than shares held through a Person acting as agent or fiduciary for any member of the Purported Transferee Group, (ii) be deemed transferred to the Trustee, in the inverse order in which it was acquired by members of the Purported Transferee Group, and (iii) be treated as Excess Stock) to cause the Purported Transferee, following such transfer to the Trustee, not to be in violation of the Restrictions; provided, however, that to the extent the foregoing provisions of this Section E would not be effective to prevent a Prohibited Transfer, the Restrictions shall apply to such other Stock Owned by the Purported Transferree (including Stock actually owned by Other Persons), in a manner designed to minimize the amount of Stock subject to the Restrictions or as otherwise determined by the Board of Directors to be necessary to prevent a Prohibited Transfer (which Stock shall be treated as Excess Stock).

     (f) EXCEPTIONS. The term "Prohibited Transfer" shall not include: (i) any Transfer described in Section 382(1)(3)(B) of the Code (relating to transfers upon death or divorce and certain gifts) if all Persons who would Own the Stock Transferred would be treated for purposes of
          Section 382 as having Owned such Stock at all times beginning more than three (3) years prior to the date of the Transfer, and (ii) any Transfer with respect to which the Person who would otherwise be the Purported Transferee obtains or is granted the prior written approval of the Board of Directors of the Corporation, which approval shall be granted in its sole and absolute discretion after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed by the Board of Directors of the Corporation to be reasonably possible.

     (g) LEGEND. All certificates or other instruments evidencing Ownership of Stock shall bear a conspicuous legend describing the restrictions. The Board of Directors shall take such actions as it deems necessary to substitute certificates evidencing ownership of Stock and bearing such legend for certificates not bearing such legend.

     (h) PROMPT ENFORCEMENT; FURTHER ACTIONS. As soon as practicable and within thirty (30) business days of learning of a purported Prohibited Transfer, the Corporation through its Secretary or any assistant Secretary shall demand that the Purported Transferee (or any other member of the Purported Transferee Group) surrender to the Trustee the certificates representing the Excess Stock or any resale proceeds therefrom, and any Prohibited Distributions or other dividends or distributions received thereon, and if such surrender is not made within twenty (20) business days from the date of such demand, the Corporation shall institute legal proceedings to compel such surrender and for compensatory damages on account of any failure to take such actions; provided, however, that nothing in this Section (h) shall preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand, and also provided that failure of the Corporation to act within the time periods set out in this section shall not constitute a waiver of any right of the Corporation to compel any transfer required hereby. Upon a determination by the Board of Directors that there has been or is threatened a Prohibited Transfer, the Board of Directors may authorize such additional action as it deems advisable to give effect to the Restrictions, including, without limitation, refusing to give effect on the books of the Corporation to any such purported Prohibited Transfer or instituting proceedings to enjoin any such purported Prohibited Transfer. Nothing contained in the Restrictions shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and the interests of the holders of its securities in preserving the Income Tax Net Operating Loss Carryover, including, but not limited to, refusing to give effect to any Prohibited Transfer or other action on the books of the Corporation or instituting proceedings to enjoin any Prohibited Transfer or other action; provided, however, that any Prohibited Transfer shall nevertheless result in the consequences otherwise described in the Restrictions.

     (i) BOARD AUTHORITY TO INTERPRET. The Board of Directors shall have the authority to interpret the provisions of the Restrictions for the purpose of protecting the Income Tax Net Operating Loss Carryover. Any such interpretation shall be final and binding on any Person who Owns or purports to acquire Ownership of Stock.

     (j) DAMAGES. Any person who knowingly violates the Restrictions, and any persons controlling, controlled by or under common control with such a person, shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Corporation's ability to utilize its Income Tax Net Operating Loss Carryover, and attorneys' and accountants' fees incurred in connection with such violation.

     (k) SEVERABILITY. If any part of the Restrictions are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the Restrictions, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Corporation to utilize to the greatest extent possible the Income Tax Operating Loss Carryover.

     (l) EFFECT ON NASDAQ TRANSACTIONS. Nothing in the Restrictions shall preclude the settlement of a transaction entered into through the facilities of Nasdaq. The Stock that is the subject of such transaction shall continue to be subject to the terms and Restrictions after such settlement.

     (m)  DEFINITIONS.

          "Charitable Beneficiary" shall mean one or more organizations described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code designated in writing by the Corporation.

          "Code" shall mean the Internal Revenue Code of 1986, as amended and as it may be amended from time to time hereafter.

          "Common Stock" shall mean the common stock of the Corporation, $0.001 par value per share.

          "Control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or decisions of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise. The terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. A Person shall be deemed to control or be under common control with a Purported Transferee if the Excess Stock Owned by such Person is treated as Owned by the Purported Transferee by virtue of the family attribution rules of Section 318 of the Code.

          "5% Stockholder" shall mean any Person or Public Group who is a "5-percent stockholder" of the Corporation within the meaning of
          Section 382, substituting "4.5 percent" for "5 percent" each place it appears therein.

          "Income Tax Net Operating Loss Carryover" shall mean the net operating loss, capital loss, net unrealized built-in loss, general business credit, alternative minimum tax credit, foreign tax credit and any other carryovers or losses as determined for United States federal income tax purposes that are or could become subject to limitation under Section 382, and to which the Corporation is entitled under the Code and Regulations, at any time during which the Restrictions are in force.

          "Limit" shall mean 4.5 Percent of the Stock.

          "Option" shall mean any interest that could give rise to the Ownership of Stock and that is an option, contract, warrant, convertible instrument, put, call, stock subject to a risk of forfeiture, pledge of stock or any interest that is similar to any of such interests or any other interest that would be treated, under paragraph (d)(9) of Treasury Regulation Section 1.382-4, in the same manner as an option, whether or not any of such interests is subject to contingencies.

          "Own," and all derivations of the word "Own," shall mean any direct or indirect, actual or beneficial interest, including, except as otherwise provided, a constructive ownership interest under the attribution rules (including the option attribution rules) of Section
          382. In determining whether a Person Owns an amount of Stock in excess of the Limit, Options Owned by such Person (or other Persons whose Ownership of Stock is or would be attributable under Section 382 to such Person) shall be treated as exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired if such Options owned by other Persons were exercised shall be treated as not outstanding), in each case without regard to whether such treatment would result in an ownership change within the meaning of Section 382. In determining whether a Transfer that is an exercise, conversion or similar transaction with respect to an Option increases the Percentage Ownership of Stock of any Person or Public Group, such Option shall be treated as if it were not Owned by such Person immediately prior to such Transfer.

          "Percent," "Percentage" or "%" shall mean percent or percentage by value.

          "Person" shall mean any individual (other than a Public Group treated as an individual under Section 382) or any "entity" as that term is defined in Regulations Section 1.382-3(a).

          "Public Group" shall have the meaning assigned to such term in the applicable Regulations under Section 382.

          "Purported Transferee" shall mean a Person or Public Group who acquires Ownership of Excess Stock in a Prohibited Transfer or, except as otherwise provided in the Restrictions, any subsequent transferee of such Excess Stock.

          "Purported Transferor" shall mean a Person who Transfers Excess Stock in a Prohibited Transfer.

          "Regulations" shall mean Treasury Regulations, including proposed or temporary regulations, promulgated under the Code, as the same may be amended from time to time. References herein to specific provisions of temporary Regulations shall include the analogous provisions of final Regulations or other successor Regulations.

          "Restriction Effective Date" shall mean __________, 2002.

          "Restriction Termination Date" shall mean the earliest to occur of (a) the end of the tenth year following the Restriction Effective Date,
          (b) the first day of the first taxable year following the taxable year (or years) in which the Income Tax Net Operating Loss Carryover has been reduced to zero, or (c) the date upon which the Board of Directors has determined that there has been a change in law (including but not limited to the repeal of Section 382 without a successor provision that places restrictions on the Income Tax Net Operating Loss Carryover based on changes of ownership of the Corporation's Stock similar to Section 382) eliminating the need for the Restrictions in order to preserve the Corporation's ability to utilize the Income Tax Net Operating Loss Carryover.

          "Restrictions" shall mean the restrictions on the Transfer and Ownership of Stock as set forth in this Article FIFTH.

          "Section 382" shall mean Section 382 of the Code and the Regulations promulgated thereunder, and any successor statute and regulations.

          "Stock" shall mean the Common Stock and any interest in the Corporation that would be treated as stock under Section 382, without regard to clauses (ii)(B) and (iii)(B) of paragraph (f)(18) of Temporary Treasury Regulation Section 1.382-2T (but only if, in determining the Ownership by any Person of Stock, the uniform treatment of such interest as Stock or as not Stock, as the case may be, would increase such Person's Percentage Ownership of Stock), and shall also include any Stock the ownership of which may be acquired by the exercise of an Option.

          "Transfer" shall mean any direct or indirect acquisition or disposition of stock, whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, the creation of any security interest in, or lien or encumbrance upon, or any other acquisition or disposition of any kind and in any manner, whether voluntary or involuntary, knowing or unknowing, by operation of law or otherwise. Notwithstanding any understandings or agreements to which an Owner of Stock is a party, any arrangement, the effect of which is to transfer any or all of the rights arising from Ownership of Stock, shall be treated as a Transfer. A Transfer shall also include (i) a transfer of an interest in an entity and a change in the relationship between two or more Persons that results in a change in the Ownership of Stock and (ii) the creation, grant, exercise, conversion, Transfer or other disposition of or with respect to an Option, regardless of whether such Option previously had been treated as exercised or converted for any other purpose.

          "Transfer Agent" means the Person responsible for maintaining the books and records in which are recorded the ownership and transfer of shares of Stock or any Person engaged by the Corporation for the purpose of fulfilling the duties required to be fulfilled by the Transfer Agent hereunder.

          "Trustee" means the trustee of the trust appointed by the Corporation, provided that the Trustee shall be a Person unaffiliated with the Corporation, any 5% Stockholder, and any Person purchasing or disposing of Stock in a Prohibited Transfer.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: For the management of the business and the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

     1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of the directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies.

     2. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

EIGHTH: To the full extent permitted by the Delaware General Corporation Law as the same may be amended or supplemented, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article EIGHTH by the stockholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this Article EIGHTH at the time of such repeal or modification.

NINTH: The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, as the same may be amended or supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. If the Delaware General Corporation Law is amended after the date of filing of this Certificate of Incorporation to authorize corporate action providing for additional indemnification, then the Corporation shall provide for such indemnification to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article NINTH by the stockholders shall adversely affect any right of any person otherwise entitled to indemnification by virtue of this Article NINTH at the time of such repeal or modification.

TENTH: From time to time, subject to the provisions of any Certificate of Designation filed by the Board of Directors, any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

IN WITNESS WHEREOF, the undersigned has executed, signed and acknowledged this Amended and Restated Certificate of Incorporation on behalf of Acorn Products, Inc. this ____th day of November, 2002.

                                   Acorn Products, Inc.


                                   By:
                                      -----------------------------------------


                                   Its:
                                       ----------------------------------------

                                                                    APPENDIX E

                               PURCHASE AGREEMENT

                                  by and among

                              ACORN PRODUCTS, INC.,

                                UNIONTOOLS, INC.,

                                       and

                          TCW SPECIAL CREDITS FUND III
                          TCW SPECIAL CREDITS FUND IIIB
                         TCW SPECIAL CREDITS TRUST IIIB
                   THE COMMON FUND FOR BOND INVESTMENTS, INC.
                    DELAWARE STATE EMPLOYEES' RETIREMENT FUND
               WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)
                            TCW SPECIAL CREDITS TRUST
                          TCW SPECIAL CREDITS TRUST IV
                         TCW SPECIAL CREDITS TRUST IV-A
                           TCW SPECIAL CREDITS FUND IV
                          TCW SPECIAL CREDITS PLUS FUND
                     OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                            DATED AS OF JUNE 26, 2002

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                                                                Page
                                                                                                                 No.
                                                                                                                ----
ARTICLE I SALE OF NOTES AND CLOSING...............................................................................1
         1.01     Purchase and Sale...............................................................................1
         1.02     Closing.........................................................................................2

ARTICLE II REPRESENTATIONS AND WARRANTIES OF COMPANY..............................................................2
         2.01     Organization of the Company.....................................................................2
         2.02     Authority.......................................................................................2
         2.03     Good Standing; Qualification....................................................................3
         2.04     Capital Stock...................................................................................3
         2.05     Subsidiaries....................................................................................4
         2.06     No Conflicts....................................................................................4
         2.07     Financial Statements; No Material Adverse Change................................................4
         2.08     Ownership of Properties.........................................................................5
         2.09     Rights of Registration and Voting Rights........................................................5
         2.10     Private Offering................................................................................5
         2.11     No Brokers......................................................................................6
         2.12     Litigation......................................................................................6
         2.13     Full Disclosure.................................................................................6

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASERS..........................................................6
         3.01     Organization....................................................................................7
         3.02     Authority.......................................................................................7
         3.03     No Conflicts....................................................................................7
         3.04     Purchase for Investment.........................................................................7
         3.05     Ownership of Old Note...........................................................................8
         3.06     No Broker.......................................................................................8

ARTICLE IV POST-CLOSING COVENANTS OF COMPANY......................................................................8
         4.01     Regulatory and Other Approvals..................................................................8
         4.02     [Intentionally Omitted].........................................................................8
         4.03     Use of Proceeds; Payment of Fees and Expenses...................................................9
         4.04     [Intentionally Omitted].........................................................................9
         4.05     [Intentionally Omitted].........................................................................9
         4.06     Conduct of Business.............................................................................9
         4.07     Certain Restrictions...........................................................................10
         4.08     Proxy Statement................................................................................11
         4.09     Stockholder Meeting............................................................................12
         4.10     Rights Offering................................................................................12

         4.11     Use of Rights Offering Proceeds................................................................13
         4.12     [Intentionally Omitted]........................................................................13
         4.13     Notice and Cure................................................................................13
         4.14     [Intentionally Omitted]........................................................................13
         4.15     Consents of Optionholders......................................................................13
         4.16     Registration Rights Agreements.................................................................13

ARTICLE V POST-CLOSING COVENANTS OF PURCHASERS...................................................................14
         5.01     Regulatory and Other Approvals.................................................................14
         5.02     [Intentionally Omitted]........................................................................14
         5.03     Notice and Cure................................................................................14
         5.04     Fulfillment of Conditions......................................................................14
         5.05     Stockholder Votes..............................................................................14

ARTICLE VI CONDITIONS TO OBLIGATIONS OF PURCHASERS...............................................................15
         6.01     Representations and Warranties.................................................................15
         6.02     Performance....................................................................................15
         6.03     Officers' Certificates.........................................................................15
         6.04     Orders and Laws................................................................................15
         6.05     Regulatory Consents and Approvals..............................................................16
         6.06     New Credit and Loan Facilities.................................................................16
         6.07     No Material Adverse Change.....................................................................16
         6.08     [Intentionally Omitted]........................................................................16
         6.09     Certificate of Designation.....................................................................16
         6.10     Opinion of Counsel.............................................................................16
         6.11     No Loss of Key Employees.......................................................................16
         6.12     Releases.......................................................................................17
         6.13     Proceedings....................................................................................17

ARTICLE VII CONDITIONS TO OBLIGATIONS OF COMPANY.................................................................17
         7.01     Representations and Warranties.................................................................17
         7.02     Performance....................................................................................17
         7.03     Officers' Certificates.........................................................................17
         7.04     Orders and Laws................................................................................17
         7.05     Regulatory Consents and Approvals..............................................................17
         7.06     Proceedings....................................................................................18

ARTICLE VIII SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS...................................18
         8.01     Survival of Representations, Warranties, Covenants and Agreements..............................18

ARTICLE IX INDEMNIFICATION.......................................................................................18
         9.01     Indemnification................................................................................18
         9.02     Method of Asserting Claims.....................................................................19

ARTICLE X [INTENTIONALLY OMITTED]................................................................................22
         10.01    [Intentionally Omitted]........................................................................22

ARTICLE XI DEFINITIONS...........................................................................................22
         11.01    Definitions....................................................................................22

ARTICLE XII MISCELLANEOUS........................................................................................29
         12.01    Notices........................................................................................29
         12.02    Entire Agreement...............................................................................30
         12.03    Expenses.......................................................................................30
         12.04    Public Announcements...........................................................................30
         12.05    Confidentiality................................................................................31
         12.06    Waiver.........................................................................................31
         12.07    Amendment......................................................................................31
         12.08    No Third Party Beneficiary.....................................................................32
         12.09    No Assignment; Binding Effect..................................................................32
         12.10    Headings.......................................................................................32
         12.11    [Intentionally Omitted]........................................................................32
         12.12    Invalid Provisions.............................................................................32
         12.13    Governing Law..................................................................................32
         12.14    Counterparts...................................................................................32
         12.15    Obligations of Purchasers......................................................................32

EXHIBITS

EXHIBIT A         12% Convertible Note
EXHIBIT B         Certificate of Designation
EXHIBIT C         Amount of New Notes to be Purchased by each Purchaser
EXHIBIT D         Long Term Incentive Plan
EXHIBIT E         Form of Restricted Stock Agreement
EXHIBIT F         Form of Officer's Certificate of the Company
EXHIBIT G         Form of Secretary's Certificate of the Company
EXHIBIT H         Terms of New Credit or Loan Facilities
EXHIBIT I         Opinion of Porter, Wright, Morris & Arthur LLP
EXHIBIT J         Form of Officer's Certificate of Purchasers

                  This PURCHASE AGREEMENT dated as of June 26, 2002 is made and entered into by and among ACORN PRODUCTS, INC., a Delaware corporation (the "Company"), UNIONTOOLS, INC., a Delaware corporation ("UnionTools"), and TCW SPECIAL CREDITS FUND III, a California limited partnership, TCW SPECIAL CREDITS FUND IIIB, a California limited partnership, TCW SPECIAL CREDITS TRUST IIIB, a California collective investment trust, THE COMMON FUND FOR BOND INVESTMENTS, INC., a New York corporation, DELAWARE STATE EMPLOYEES' RETIREMENT FUND, WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW), TCW SPECIAL CREDITS TRUST, a California collective investment trust, TCW SPECIAL CREDITS TRUST IV, a California collective investment trust, TCW SPECIAL CREDITS TRUST IV-A, a California collective investment trust, TCW SPECIAL CREDITS FUND IV, a California limited partnership, TCW SPECIAL CREDITS PLUS FUND, a California limited partnership, and OCM PRINCIPAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership (each a "Purchaser" and, collectively, "Purchasers"). Capitalized terms not otherwise defined herein have the meanings set forth in
Section 11.01.

                  WHEREAS, the Company has authorized the sale and issuance of its 12% Convertible Notes (the "New Notes") in the aggregate principal amount of $10,000,000 that will convert upon certain terms and conditions into shares of the Company's Common Stock as attached hereto as Exhibit A (the "12% Convertible Note") and the issuance of a sufficient number of shares of its Series A Convertible Preferred Stock, with such terms, conditions, rights and preferences as are more fully described in the certificate of designation attached hereto as Exhibit B (the "Certificate of Designation") to exchange such shares for participation interests in the outstanding 12% Exchangeable Note (the "Old Note") of UnionTools in accordance with the terms of this Agreement (the "Series A Preferred Stock");

                  WHEREAS, each Purchaser desires to purchase the principal amount of New Notes from the Company set forth opposite such Purchaser's name on Exhibit C attached hereto and the Company desires to issue and sell such principal amount of New Notes to Purchasers on the terms and subject to the conditions set forth in this Agreement; and

                  WHEREAS, each Purchaser desires to exchange all of its outstanding participation interest in the Old Note for shares of Series A Preferred Stock issued by the Company at an exchange ratio equal to one share of Series A Preferred Stock for each $10,000 of participation interest held by such Purchaser in the outstanding principal amount of the Old Note and accrued interest thereon (the "Exchange Ratio");

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                            SALE OF NOTES AND CLOSING

                  1.01 Purchase and Sale. (a) The Company agrees to issue and sell to Purchasers, and each Purchaser severally and not jointly agrees to purchase from the Company, the principal amount of New Notes set forth opposite such Purchaser's name on Exhibit C attached hereto at the Closing at a purchase price equal to 100% of the principal amount thereof (the "Purchase Price") and on the terms and subject to the conditions set forth in this Agreement.

                  (b) Exchange of Old Notes for Series A Preferred Stock. At the Closing, each Purchaser shall exchange all of its outstanding participation interests in the Old Notes for the number of shares of Series A Preferred Stock determined by multiplying the dollar amount of the participation interest exchanged by such Purchaser by the Exchange Ratio (each a "Purchaser Exchange Amount"). The Company shall issue and deliver to each Purchaser stock certificates registered in the name of such Purchaser (or its nominee) representing a number of shares of Series A Preferred Stock equal to such Purchaser's Exchange Amount.

                  1.02 Closing. The Closing will take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 601 S. Figueroa Street, 30th Floor, Los Angeles, California 90017, or at such other place as Purchasers and the Company mutually agree, at 10:00 A.M. local time, on the Closing Date. At the Closing, each Purchaser severally and not jointly will pay its respective Purchase Price by wire transfer of immediately available funds to such account as the Company may reasonably direct by written notice delivered to Purchasers by the Company at least two (2) Business Days before the Closing Date. Simultaneously, the Company will issue and sell to each Purchaser the principal amount of New Notes set forth opposite such Purchaser's name on Exhibit C attached hereto by delivering to Purchasers such New Notes. In addition, at the Closing, Purchasers shall present the participation interest in the Old Note held by such Purchaser to the Company and, simultaneously, the Company will issue and sell to such Purchaser a number of shares of Series A Preferred Stock equal to such Purchaser's Exchange Amount by delivering to Purchasers certificates representing such number of shares of Series A Preferred Stock, in form and substance satisfactory to Purchasers. At the Closing, there shall also be delivered to the Company and Purchasers the opinions, certificates and other documents and instruments to be delivered under Articles VI and VII.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF COMPANY

                  The Company hereby represents and warrants to Purchasers as follows:

                  2.01 Organization of the Company. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization with all the requisite corporate power and authority to own and operate its properties and assets and to conduct its business as and to the extent now conducted, except where the failure to do so would have a Material Adverse Effect.

                  2.02 Authority. (a) Subject to the receipt of stockholder approvals described in Section 4.09 hereof, the Company has all necessary corporate power and authority to execute and deliver this Agreement and each of the other Documents to which it is a party, and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby (the "Transactions"). The authorization, sale, issuance and delivery of the Securities, and the execution, delivery and performance of this Agreement and the other Documents to which it is a party have been approved and recommended to the Board of

Directors for authorization by the Special Committee of the Board of Directors of the Company, consisting solely of disinterested members of the Board of Directors, and authorized by the Board of Directors, and, except for the requisite approval of stockholders as set forth in Section 4.09 below, no other corporate or stockholder proceedings or approvals are required on the part of the Company or its stockholders to authorize this Agreement or the other Documents to which it is a party or to consummate the Transactions. This Agreement and the other Documents have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Purchasers, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Transactions have been approved by the Board of Directors of the Company.

                  (b) The Series A Preferred Stock has been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series A Preferred Stock of the Company with no personal liability attaching to the ownership thereof and free of restrictions on transfer other than under applicable state and federal securities laws. The issuance, sale and delivery of the Series A Preferred Stock are not subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

                  2.03 Good Standing; Qualification. Each of the Company and its Subsidiaries has been duly qualified, licensed or admitted to do business and is in good standing under the laws of each jurisdiction in which the nature of its business or location of its properties requires such qualification, except where the failure to do so would have a Material Adverse Effect.

                  2.04 Capital Stock. The authorized capital stock of the Company consists of (i) Twenty Million (20,000,000) shares of Common Stock, of which 6,464,105 shares are issued and (ii) One Thousand (1,000) shares of Preferred Stock with respect to which no certificate of designations has been filed and of which no shares are issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Except for this Agreement and as disclosed in Section 2.04 of the Disclosure Schedule, there are no outstanding Options with respect to the Company. There are no issued and outstanding shares of the capital stock of the Company which have dividend or redemption rights, co-sale rights, liquidation preferences, conversion rights, voting rights or otherwise which are superior to the Series A Preferred Stock. The delivery of a note or notes or a certificate or certificates at the Closing representing the New Notes and the Series A Preferred Stock, respectively, in the manner provided in Section 1.02 will vest good and valid title to the New Notes and the Series A Preferred Stock in each Purchaser, free and clear of all Liens.

                  2.05 Subsidiaries. Except as disclosed in Section 2.05 of the Disclosure Schedule, the Company has no Subsidiaries and owns no Equity Interest in any Person. Except as disclosed in Section 2.05 of the Disclosure Schedule, all of the issued and outstanding capital stock of each of such Subsidiaries listed on Section 2.05 of the Disclosure Schedule is owned beneficially and of record by the Company and there are no options, agreements, instruments or securities relating to any issued or unissued securities of any such Subsidiary or obligating the Company or any such Subsidiary to issue, transfer, grant or sell any Equity Interests in any such Subsidiary.

                  2.06 No Conflicts. The execution and delivery by the Company of this Agreement do not, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable corporate charter documents) of the Company or any Subsidiary;

                  (b) conflict with or result in a violation or breach of any material term or provision of any Law or Order applicable to the Company or any Subsidiary or any of their respective Assets and Properties; or

                  (c) except as disclosed in Section 2.06 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require the Company or any Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to,
(v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Company or any Subsidiary under, any Contract or License to which the Company or any Subsidiary is a party or by which any of their respective Assets and Properties is bound.

                  2.07 Financial Statements; No Material Adverse Change. (a) Prior to the execution of this Agreement, the Company has delivered to Purchasers true and complete copies of the following financial statements:

                  (i) the audited consolidated financial statements of the Company as of December 31, 2001 (the "Financial Statements") including the related audited consolidated balance sheet, statements of operations, stockholders' equity and cash flows for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by Ernst & Young LLP, and all letters from such accountants with respect to the results of such audits; and

                  (ii) the unaudited consolidated balance sheets of the Company as of March 31, 2002 and the related unaudited statements of operations, stockholders' equity and cash flows for the portion of the fiscal year then ended.

Except as set forth in the notes thereto and as disclosed in Section 2.07 of the Disclosure Schedule, all such financial statements (i) were prepared in accordance with GAAP, (ii) fairly present the consolidated financial condition and results of operations of the Company and the Subsidiaries as of the respective dates thereof and for the respective periods covered thereby, and

(iii) were compiled from the books and records of the Company and the Subsidiaries regularly maintained by management and used to prepare the financial statements of the Company and the Subsidiaries in accordance with the principles stated therein. The Company and the Subsidiaries have maintained their respective books and records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP.

                  (b) Except for liabilities disclosed in Section 2.07 of the Disclosure Schedule and other liabilities not equal to or greater than $100,000, in aggregate, none of the Company or its Subsidiaries has incurred any liabilities other than liabilities contemplated by the Transactions. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, since December 31, 2001 there has not been any Material Adverse Effect, or any event or development which, individually or together with other such events, could not be reasonably expected to and would not have a Material Adverse Effect.

                  2.08     Ownership of Properties. Except as set forth on
Section 2.08 of the Disclosure Schedule, each of the Company and its Subsidiaries possesses good, valid and marketable title to, and owns or has valid leasehold interests or rights to use of, all of the assets and property reflected in the Financial Statements , assets and properties acquired thereafter and all of the property and assets material to its business, in each case free and clear of all Liens other than Permitted Liens. With respect to the property and assets it leases, each of the Company and its Subsidiaries is in compliance with such leases except for such failures to comply as could not be reasonably expected to and would not have a Material Adverse Effect, and, to its Knowledge, holds a valid leasehold interest free of any Liens other than Permitted Liens. Each of the Company and its Subsidiaries owns or has valid leasehold interests or valid rights under contract to use all personal and real property reasonably necessary for the conduct of its business.

                  2.09 Rights of Registration and Voting Rights. Except for the Registration Rights Agreement, dated June 18, 1997, between the Company and various funds and accounts managed by TCW Special Credits, and the Registration Rights Agreement, dated as of June 18, 1997, between the Company and POF, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.10 Private Offering. Assuming the correctness of the representations and warranties set forth in Section 3.04 hereof, the offer and sale of the Securities to the Purchasers hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company and its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  2.11 No Brokers. Except for Houlihan Lokey Howard & Zukin Financial Advisors, Inc., the Company has not engaged any broker, finder, commission agent or other such intermediary in connection with the issuance and sale of the Securities and the transactions contemplated by this Agreement and the other Documents, and the Company is under no obligation to pay any broker's or finder's fee or commission or similar payment in connection with such transactions.

                  2.12 Litigation. (a) There is no Proceeding, commenced, or to the Knowledge of the Company, threatened against or affecting either the Company or any Subsidiary or any of their respective properties or assets that could be reasonably expected to have a Material Adverse Effect, and there is no Proceeding seeking to restrain, enjoin, prevent the consummation of or otherwise challenge this Agreement or any of the other Documents or the Transactions.

                  (b)      Neither the Company nor any Subsidiary is subject to
(i) any Claim, (ii) any Order or (iii) any rule or regulation of any Governmental Authority that has had a Material Adverse Effect or that could be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect.

                  2.13 Full Disclosure. All facts relating to the Company, the Subsidiaries and their respective businesses that could reasonably be expected to or would have a Material Adverse Effect have been disclosed to the Purchasers in or in connection with this Agreement. None of this Agreement, or any Document, or any document provided to the Purchaser contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Company has filed all required filings with the Securities and Exchange Commission (the "Commission") and all such filings complied at the time of filing in all material respects with all applicable requirements of the Securities Act and/or the Exchange Act. All statements and periodic reports filed by the Company with the Commission, as of the dates of such documents, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made. The Company's Financial Statements included in such filings complied as of their dates in all material respects with the applicable accounting requirements and published rules and regulations of the Commission.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

                  Each Purchaser severally and not jointly hereby represents and warrants to the Company as follows:

                  3.01 Organization. Such Purchaser is a corporation duly organized or a limited partnership or trust duly formed, validly existing and in good standing under the Laws of the state of its incorporation or formation. Such Purchaser has full corporate, limited partnership or trust power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  3.02 Authority. The execution and delivery by each of the Purchasers of this Agreement, and the performance by such Purchaser of its obligations hereunder, have been duly and validly authorized by the board of directors or general partner, as applicable, of such Purchaser, no other corporate, limited partnership or trust action on the part of such Purchaser or its equityholders or beneficiaries being necessary. This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.

                  3.03 No Conflicts. The execution and delivery by such Purchaser of this Agreement do not, the performance by such Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of formation (or other comparable corporate charter document) of such Purchaser;

                  (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to such Purchaser or any of its respective Assets and Properties; or

                  (c) except as disclosed in Section 3.03 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require such Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon such Purchaser or any of its Assets or Properties under, any Contract or License to which such Purchaser is a party or by which any of its Assets and Properties are bound.

                  3.04 Purchase for Investment. Such Purchaser is an accredited investor as defined in Rule 502(a) of Regulation D promulgated under the Securities Act. The Securities will be acquired by such Purchaser (or, if applicable, its assignee pursuant to Section 12.09(b)(i)) for its own account for the purpose of investment, it being understood that the right to dispose of such Securities shall be entirely within the discretion of such Purchaser (or such assignee, as the case may be). Such Purchaser (or such assignee, as the case may be) will refrain from transferring or otherwise disposing of any of the Securities, or any interest therein, in such manner as to cause the Company to be in violation of the registration requirements of the Securities Act of 1933, or applicable state securities or blue sky laws.

                  3.05 Ownership of Old Note. Such Purchaser is the owner of a participation interest in the Old Note to be exchanged for Series A Preferred Stock in accordance with Section 1.01(b) and has full power and authority to exchange, assign and transfer the participation interest tendered for exchange hereby, and when such participation interest is accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. Such Purchaser will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the participation interest tendered for exchange hereby. Such Purchaser has not heretofore assigned, transferred, pledged, or hypothecated, or purported to assign, transfer, pledge, or hypothecate, to any entity or individual, any of its interest in the Old Note.

                  3.06 No Broker. All negotiations relevant to this Agreement and all the transactions contemplated hereby have been carried out by such Purchaser directly with Company without the intervention of any Person on behalf of such Purchaser in such manner as to give rise to any valid claim by any Person against Company for a finder's fee, brokerage commission or similar payment.

                                   ARTICLE IV
                        POST-CLOSING COVENANTS OF COMPANY

                  The Company covenants and agrees with Purchasers that, at all times from and after the date hereof until the expiration of the Rights Offering (defined below), the Company will comply with all covenants and provisions of this Article IV, except to the extent Purchasers may otherwise consent in writing.

                  4.01 Regulatory and Other Approvals. The Company will, and will cause the Subsidiaries to, as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of the Company or any Subsidiary to consummate the transactions contemplated hereby, including stockholder approval of the items set forth in Sections 4.08 and 4.09 hereof, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Purchasers in connection with the performance of their obligations under Section 5.01. The Company will provide prompt notification to Purchasers when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchasers of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

                  4.02     [Intentionally Omitted].

                  4.03 Use of Proceeds; Payment of Fees and Expenses. Immediately following the consummation of the transactions contemplated in this Agreement, (a) the Company shall advance the proceeds from the sale of the New Notes to UnionTools to be applied as partial repayment of UnionTools' obligations which are then due and payable under that certain Amended and Restated Credit Agreement dated as of May 20, 1997 by and between UnionTools, as borrower, and Heller Financial, Inc., as lender ("Heller"), as such agreement shall have been amended from time to time and (b) the Company shall or shall cause UnionTools to (i) pay to Houlihan Lokey Howard & Zukin ("HLHZ") $1,200,000 in full satisfaction of any payment obligations by the Company to HLHZ for financial advisory work performed and fairness opinions prepared on behalf of the Company's stockholders (other than Purchasers), of which $600,000 is payable in cash from the proceeds of the New Notes and $600,000 is payable in the form of a note (the "Supplemental Note") as attached hereto as Schedule 4.03, (ii) reimburse to HLHZ all amounts for documented reasonable expenses that remain unpaid as of the Closing Date, and (iii) pay the expenses in connection with the transactions contemplated by this Agreement of (1) counsel for the lender party to the new secured credit facility to be entered into by UnionTools in connection with the transactions contemplated by this Agreement, (2) counsel for the Special Committee of the Board of Directors and (3) counsel for the Purchasers.

                  4.04     [Intentionally Omitted].

                  4.05     [Intentionally Omitted].

                  4.06 Conduct of Business. The Company will cause the Subsidiaries to conduct business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, the Company will:

                  (a) and will cause the Subsidiaries to, use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Company and the Subsidiaries, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the present officers, employees and consultants of the Company and the Subsidiaries, (iii) maintain the Assets and Properties of the Company and the Subsidiaries in good working order and condition, ordinary wear and tear excepted, (iv) maintain the good will of customers, suppliers, lenders and other Persons to whom the Company or any Subsidiary sells goods or provides services or with whom the Company or any Subsidiary otherwise has significant business relationships and (v) continue all current sales, marketing and promotional activities relating to the business and operations of the Company and the Subsidiaries;

                  (b) except to the extent required by applicable Law, (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner, (ii) not permit any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of the Company or any Subsidiary, or (B) any method of calculating any bad debt, contingency or other reserve of the Company or any Subsidiary for accounting, financial reporting or Tax purposes and (iii) not permit any change in the fiscal year of the Company or any Subsidiary; and

                  (c) cause the Company and the Subsidiaries to comply, in all material respects, with all Laws and Orders applicable to the business and operations of the Company and the Subsidiaries, and promptly following receipt thereof to give Purchasers copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order.

                  4.07 Certain Restrictions. Without the prior written consent of the representatives of the Purchasers who are members of the Company's Board of Directors, Vincent Cebula and Matthew Barrett (or any of their successors or replacements), to engage in any of the following, the Company will, and will cause the Subsidiaries to, refrain from:

                  (a) amending their certificates or articles of incorporation or by-laws (or other comparable corporate charter documents) except as necessary to consummate the transactions contemplated hereby, the Rights Offering (defined below) and the Reverse Split (defined below) or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

                  (b) except as contemplated hereby or as necessary to implement the Long Term Incentive Plan, the issuance of shares of Restricted Stock pursuant to the 1997 Stock Incentive Plan and the 1997 Non-Employee Director Stock Option Plan, authorizing, issuing, selling or otherwise disposing of any shares of capital stock of or any Option with respect to the Company or any Subsidiary, or modifying or amending any right of any holder of outstanding shares of capital stock of or Option with respect to the Company or any Subsidiary;

                  (c) declaring, setting aside or paying any dividend or other distribution in respect of the capital stock of the Company or any Subsidiary not wholly owned by the Company, or directly or indirectly redeeming, purchasing or otherwise acquiring any capital stock of or any Option with respect to the Company or any Subsidiary not wholly owned by the Company;

                  (d) acquiring or disposing of, or incurring any Lien (other than a Permitted Lien) on, any Assets and Properties, other than in the ordinary course of business consistent with past practice;

                  (e) (i) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to (A) any material Contract or (B) any material License or (ii) granting any irrevocable powers of attorney;

                  (f) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any License held or used by the Company or any Subsidiary or any Contract to which the Company or any Subsidiary is a party or by which any of their respective Assets and Properties is bound;

                  (g) (i) except as contemplated hereby, incurring Indebtedness (other than borrowings in the ordinary course under the Revolving Loan Agreement with Heller as in effect on the date hereof) in an aggregate principal amount exceeding $100,000, or (ii) voluntarily purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right of the Company or any Subsidiary under, any Indebtedness of or owing to the Company or any Subsidiary;

                  (h) engaging with any Person in any merger or other business combination;

                  (i) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets in an aggregate amount exceeding $100,000;

                  (j) making any change in the lines of business in which they participate or are engaged;

                  (k) writing off or writing down any of their Assets and Properties outside the ordinary course of business consistent with past practice or generally accepted accounting principles ("GAAP"); or

                  (l) entering into any Contract to do or engage in any of the foregoing.

                  4.08 Proxy Statement. Promptly upon the execution of this Agreement, the Company will commence preparation of a proxy statement (the "Proxy Statement") pursuant to which it will solicit the approval of its stockholders of (i) an amendment to the Company's Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") authorizing an increase in the number of authorized shares of Common Stock from 20,000,000 to 200,000,000 and an increase in the authorized number of shares of preferred stock from 1,000 to 1,000,000, and a 1-for-10 reverse split of the common stock then outstanding (the "Reverse

Split"), (ii) a new Long Term Incentive Plan substantially in the form attached hereto as Exhibit D (the "Long Term Incentive Plan") which shall include the employees set forth in Section 4.08 of the Disclosure Schedule, and (iii) an increase in the number of shares of common stock issuable pursuant to the 1997 Stock Incentive Plan from 1,000,000 to 2,500,000 and an increase in the number of shares of common stock issuable pursuant to the 1997 Non-Employee Director Stock Option Plan from 500,000 to 3,000,000 in order to allow for the issuance of Restricted Stock to Key Employees of up to 1,330,000 shares (computed on a basis before giving effect to the Reverse Split) pursuant to the terms and conditions contained in the form of Restricted Stock Agreement substantially in the form attached hereto as Exhibit E (the "Restricted Stock Agreement") which shall include the allocation of shares by employee and director as set forth in
Section 4.08 of the Disclosure Schedule, and (iv) the issuance of shares of the Company's Common Stock upon the conversion of the New Notes, the Series A Preferred Stock, and the Supplemental Note, and will diligently and faithfully pursue the filing with and resolution of comments from the Commission with regard thereto. The Proxy Statement, insofar as it shall contain information pertaining to the Company and any Subsidiaries, will comply in all material requirements of the Exchange Act and the rules and regulations adopted thereunder, and will contain no untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will advise Purchasers in writing if prior to the Closing it shall obtain Knowledge of any facts that lead it to believe that such Proxy Statement failed to comply with any applicable law, rule or regulation.

                  4.09 Stockholder Meeting. The Company will call a meeting of its stockholders to be held no later than 30 days following the date its Proxy Statement is cleared by the Commission, or such other date as shall be mutually agreed upon in writing by the parties hereto, for the purpose of submitting to its stockholders for authorization and approval of (i) the Amended and Restated Certificate of Incorporation authorizing an increase in the number of authorized shares of Common Stock from 20,000,000 to 200,000,000 and an increase in the authorized number of shares of preferred stock from 1,000 to 1,000,000, (ii) the Long Term Incentive Plan, (iii) an increase in the number of shares of common stock issuable pursuant to the Company's 1997 Stock Incentive Plan from 1,000,000 shares to 2,500,000 and an increase in the number of shares of common stock issuable pursuant to the 1997 Non-Employee Director Stock Option Plan from 500,000 to 3,000,000 in order to allow for the issuance of Restricted Stock to Key Employees and directors, (iv) the Rights Offering, (v) the Reverse Split and (vi) the issuance of shares of the Company's Common Stock upon the conversion of the New Notes, the Series A Preferred Stock, and the Supplemental Note. The Board of Directors shall recommend that the stockholders of the Company approve the increase in authorized shares of Common Stock from 20,000,000 to 200,000,000 and an increase in the authorized number of shares of preferred stock from 1,000 to 1,000,000, the Reverse Split, the Long Term Incentive Plan, the increase in the number of shares of common stock issuable pursuant to the Company's 1997 Stock Incentive Plan from 1,000,000 shares to 2,500,000 and an increase in the number of shares of common stock issuable pursuant to the 1997 Non-Employee Director Stock Option Plan from 500,000 to 3,000,000, and the issuance of shares of the Company's Common Stock upon the conversion of the New Notes, the Series A Preferred Stock, and the Supplemental Note. Upon approval by the Company's stockholders of all of the foregoing actions, the Company will make the Rights Offering, as set forth in Section 4.10, and effectuate the Reverse Split, grant participations in the Long Term Incentive Plan to the participants named therein in accordance the allocations specified therein and subject to the terms thereof and grant the shares of Restricted Stock pursuant to the 1997 Stock Incentive Plan, the 1997 Nonemployee Director Stock Option Plan, and the Restricted Stock Agreements.

                  4.10 Rights Offering. No later than 10 business days following the later of the filing of the Amended and Restated Certificate of Incorporation, the completion of the Reverse Stock Split and approval by the Commission, the NASDAQ Stock Exchange and other regulatory authorities of documents relating the Rights Offering, the Company shall initiate a rights offering on terms and conditions satisfactory to Purchasers (the "Rights Offering") whereby each holder of Common Stock (other than Purchasers) shall receive 1,000 rights per 100 shares of Common Stock held by such holder. Each right shall be distributed to holders of record as of a date selected by the Board of Directors and shall be non-transferable. Each right shall entitle the holder to purchase one share of newly issued Common Stock for $5.00 in cash (computed on a basis after giving effect to the Reverse Split) during a specified period of time following the declaration of effectiveness by the Commission (and other regulatory entity as necessary) of a registration statement covering the shares to be issued thereby. The terms of such Rights Offering shall provide that each Purchaser or its designee shall have the right for 30 days following the completion of the Rights Offering to purchase from the Company pursuant to registration statement any shares covered thereunder that are not purchased pursuant to the exercise of the Rights at the same price per share as specified in respect of the Rights Offering. Such rights shall be allocated among Purchasers and their designees in such manner as shall be agreed upon by Purchasers.

                  4.11 Use of Rights Offering Proceeds. Immediately following the consummation of the Rights Offering, the Company shall apply the proceeds from the Rights Offering as follows: first, to pay accrued interest on the Supplemental Note, second, to repay up to $600,000 principal amount of the Supplemental Note, third, to pay interest that has accrued on the New Notes, pro rata among all holders of outstanding New Notes, and fourth, for general corporate purposes of the Company and/or UnionTools (including capital expenditures and debt repayment of the Company and UnionTools) and fees and expenses related to the Rights Offering.

                  4.12     [Intentionally Omitted].

                  4.13 Notice and Cure. The Company will notify Purchasers in writing (where appropriate, through updates to the Disclosure Schedule) of, and contemporaneously will provide Purchasers with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing of the Rights Offering, any event, transaction or circumstance, as soon as practicable after it becomes Known to the Company, occurring after the date of this Agreement that causes or will cause any covenant or agreement of the Company under this Agreement to be breached or that renders or will render untrue any representation or warranty of the Company contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Purchasers' right to seek indemnity under Article IX.

                  4.14     [Intentionally Omitted].

                  4.15 Consents of Optionholders. The Company will obtain the written consent of each participant named in the Restricted Stock Plan to deliver to the Company for cancellation all options to purchase common stock of the Company held by such participant (as well as any contractual right to be granted options under existing agreements or commitments) on or before the effective date of the issuance of restricted stock pursuant to the Company's 1997 Stock Incentive Plan and the 1997 Nonemployee Director Stock Option Plan.

                  4.16 Registration Rights Agreements. The Company will enter into registration rights agreements with respect to shares of Common Stock held by the Purchasers and their affiliates on terms and conditions satisfactory to the Purchasers.

                                   ARTICLE V
                      POST-CLOSING COVENANTS OF PURCHASERS

                  Each Purchaser severally and not jointly covenants and agrees with the Company that, at all times from and after the date hereof until the expiration of the Rights Offering, such Purchaser will comply with all covenants and provisions of this Article V, except to the extent the Company may otherwise consent in writing.

                  5.01 Regulatory and Other Approvals. Such Purchaser will as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of such Purchaser to consummate the transactions contemplated hereby, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as the Company or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with the Company and the Subsidiaries in connection with the performance of their obligations under Section 4.01. Such Purchaser will provide prompt notification to the Company when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise the Company of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

                  5.02     [Intentionally Omitted].

                  5.03 Notice and Cure. Such Purchaser will notify the Company in writing of, and contemporaneously will provide the Company with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to such Purchaser, occurring after the date of this Agreement that causes or will cause any covenant or agreement of such Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of such Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit the Company's right to seek indemnity under
Article IX.

                  5.04 Fulfillment of Conditions. Such Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of the Company contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                  5.05 Stockholder Votes. So long as there has not been (i) a threatened or actual loss or termination of employment of a Key Employee, (ii) the occurrence of a Material Adverse Effect or (iii) the occurrence or likely occurrence of a default or event of default with respect to an loan facility or loan agreement of the Company or UnionTools, such Purchaser shall vote for all Stockholder proposals necessary to consummate the Transactions, including the approval of the increase in the number of authorized shares of Common Stock from 20,000,000 to 200,000,000 and an increase in the authorized number of shares of preferred stock from 1,000 to 1,000,000, the Reverse Split, Rights Offering, the Amended and Restated Certificate of Incorporation, the Long Term Incentive Plan and the increase in the number of shares of common stock issuable pursuant to the 1997 Stock Incentive Plan from 1,000,000 to 2,500,000 and an increase in the number of shares of common stock issuable pursuant to the 1997 Non-Employee Director Stock Option Plan from 500,000 to 3,000,000, and to approve the issuance of shares of the Company's common stock upon the conversion of the New Notes, the Series A Preferred Stock, and the Supplemental Note.

                                   ARTICLE VI
                     CONDITIONS TO OBLIGATIONS OF PURCHASERS

                  The obligations of Purchasers hereunder to purchase the Securities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchasers in their sole discretion):

                  6.01 Representations and Warranties. Each of the representations and warranties made by the Company in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

                  6.02 Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing.

                  6.03 Officers' Certificates. The Company shall have delivered to Purchasers a certificate, dated the Closing Date and executed in the name and on behalf of the Company by the Chairman of the Board, the President or any Executive or Senior Vice President of the Company, substantially in the form and to the effect of Exhibit F hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of Exhibit G hereto.

                  6.04 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to Purchasers, and there shall not be pending or threatened on the Closing Date any Action or Proceeding in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchasers, the Company, any Subsidiary or the transactions contemplated by this Agreement of any such Law.

                  6.05 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchasers and the Company to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Purchasers, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

                  6.06 New Credit and Loan Facilities. UnionTools and/or the Company shall have entered into a new credit or loan facilities, both in form and substance reasonably satisfactory to the Company, UnionTools and Purchasers, on substantially the terms set forth in Exhibit H attached hereto.

                  6.07 No Material Adverse Change. No material adverse change in the Business or Condition of the Company shall have occurred following the date of this Agreement.

                  6.08     [Intentionally Omitted].

                  6.09 Certificate of Designation. The Certificate of Designation setting forth the terms, conditions, rights and preferences of the Series A Convertible Preferred Stock in form and substance satisfactory to Purchasers and substantially in the form and to the effect of Exhibit A hereto shall have been filed with the Secretary of State of the State of Delaware.

                  6.10 Opinion of Counsel. Purchasers shall have received the opinion of Porter, Wright, Morris & Arthur LLP, counsel to the Company, dated the Closing Date, substantially in the form and to the effect of Exhibit I hereto.

                  6.11 No Loss of Key Employees. Each of Cory Meyer, John Jacob, Gary Zimmerman and Carol LaScala (each a "Key Employee") shall have remained employed in the same position of employment with the Company as such employee holds on the date hereof, and with the same duties and responsibilities as such employee has on the date hereof, and neither the

Company nor Cory Meyer, John Jacob, Gary Zimmerman or Carol LaScala shall have given notice of their intent to terminate the employment of any such employee.

                  6.12 Releases. Purchasers shall have received written evidence (satisfactory in its reasonable discretion) that the retention and engagement letter between the Company, UnionTools and HLHZ shall have been amended in form and substance satisfactory to Purchasers.

                  6.13 Proceedings. All proceedings to be taken on the part of the Company in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers, and Purchasers shall have received copies of all such documents and other evidences as Purchasers may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VII
                      CONDITIONS TO OBLIGATIONS OF COMPANY

                  The obligations of the Company hereunder to sell and issue the Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company in its sole discretion):

                  7.01 Representations and Warranties. Each of the representations and warranties made by Purchasers in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

                  7.02 Performance. Purchasers shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchasers at or before the Closing.

                  7.03 Officers' Certificates. Each Purchaser shall have delivered to the Company a certificate, dated the Closing Date and executed in the name and on behalf of such Purchaser by the representative of such Purchaser substantially in the form and to the effect of Exhibit J hereto, and a certificate, dated the Closing Date.

                  7.04 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  7.05 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Company and Purchasers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (a) shall have been duly obtained, made or given, (b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (c) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

                  7.06 Proceedings. All proceedings to be taken on the part of Purchasers in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received copies of all such documents and other evidences as the Company may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VIII
                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

                  8.01 Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of Purchasers (whether or not exercised) to investigate the affairs of the Company and the Subsidiaries or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, the Company and Purchasers have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of the Company and Purchasers contained in this Agreement will survive the Closing (a) indefinitely with respect to (i) the representations and warranties contained in Sections 2.01, 2.02, 2.04, 2.05 (but only as it relates to the capital stock of the Subsidiaries), 2.11, 2.12, 3.02, 3.05 and 3.06 and (ii) the covenants and agreements contained in Sections 12.03 and 12.05; (b) until the date that is one year following the Closing Date in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing or (c) with respect to each other covenant or agreement contained in this Agreement, until sixty (60) days following the last date on which such covenant or agreement is to be performed; provided that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (b) or (c) above will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under
Article IX on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article IX.

                                   ARTICLE IX
                                 INDEMNIFICATION

                  9.01     Indemnification.

                  (a) Subject to paragraph (c) of this Section and the other Sections of this Article IX, the Company shall indemnify the Purchaser Indemnified Parties for the periods of time set forth in Section 8.01 above in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement.

                  (b) Subject to the other Sections of this Article IX, each Purchaser shall severally and not jointly indemnify the Company Indemnified Parties for the periods of time set forth in Section 8.01 above in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of such Purchaser contained in this Agreement.

                  (c) No amounts of indemnity shall be payable in the case of a claim by a Purchaser Indemnified Party under Section 9.01(a) (A) unless and until the Purchasers Indemnified Parties have suffered, incurred, sustained or become subject to Losses referred to in such Section in excess of $250,000 in the aggregate; in which event the Purchasers Indemnified Parties shall be entitled to claim indemnity for all amounts in excess of $250,000; provided that this paragraph (c) shall not apply to a breach of a representation or warranty contained in Section 2.01, 2.02, 2.04, 2.05 (but only as it relates to the capital stock of the Subsidiaries), 2.11, 2.12 or to a breach of a covenant contained in Section 12.03 or 12.05. In no case shall the amounts payable by any party under this Article IX exceed the Purchase Price in the aggregate.

                  9.02 Method of Asserting Claims. All claims for indemnification by any Indemnified Party under Section 9.01 will be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 9.01 is asserted against or sought to be collected from such Indemnified Party by a Person other than the Company or any Affiliate of the Company or of a Purchaser (a "Third Party Claim"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under Section 9.01 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
Section 9.02(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the Indemnified Party will be indemnified in full). The Indemnifying Party will be deemed to have waived its right to dispute its liability to the Indemnified Party under Section 9.01 with respect to any Third Party Claim as to which it elects to control the defense.

The Indemnifying Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and the Indemnified Party will bear its own costs and expenses with respect to such separate counsel, except as provided in the preceding sentence and except that the Indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the Indemnified Party's good faith judgment, it is advisable, based on advice of counsel, for the Indemnified Party to be represented by separate counsel because a conflict or potential conflict exists between the Indemnifying Party and the Indemnified Party which makes representation of both parties inappropriate under applicable standards of professional conduct or (y) the named parties to such Third Party Claim include both the Indemnifying Party and the Indemnified Party and the Indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain or take over the control of the defense or settlement of any Third Party Claim the defense of which the Indemnifying Party has elected to control if the Indemnified Party irrevocably waives its right to indemnity under Section 9.01 with respect to such Third Party Claim.

                  (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.02(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may retain separate counsel to represent it in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                  (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.01 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under Section 9.01 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 9.02.

                  (b) In the event any Indemnified Party should have a claim under Section 9.01 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.01 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 9.02.

                  (c)      Any dispute submitted to arbitration pursuant to this
Section 9.02 shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter sometimes called the "Board of Arbitration") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for a third member possessing expertise or experience appropriate to the dispute jointly by the Indemnified Party and the Indemnifying Party. The Board of Arbitration shall meet in New York, New York or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the

Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.

                                   ARTICLE X
                             [INTENTIONALLY OMITTED]

                  10.01    [Intentionally Omitted].

                                   ARTICLE XI
                                   DEFINITIONS

                  11.01    Definitions.

                  (a) Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "12% Convertible Note" shall have the meaning ascribed to such term in the forepart of this Agreement.

                  "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

                  "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

                  "Agreement" means this Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 6.03 and 7.03, as the same shall be amended from time to time.

                  "Amended and Restated Certificate of Incorporation" shall have the meaning ascribed to such term in Section 4.08.

                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

                  "Board of Arbitration" has the meaning ascribed to it in
Section 9.02(c).

                  "Books and Records" means all files, documents, instruments, papers, books and records relating to the Business or Condition of the Company, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  "Business or Condition of the Company" means the business, condition (financial or otherwise), results of operations, Assets and Properties, customer and vendor relationships and prospects of the Company and each of the Subsidiaries.

                  "Certificate of Designation" has the meaning ascribed to it in the forepart of this Agreement.

                  "Claim" means any claim, demand, assessment, judgment, order, decree, action, cause of action, litigation, suit, investigation or other Proceeding.

                  "Claim Notice" means written notification pursuant to Section 9.02(a) of a Third Party Claim as to which indemnity under Section 9.01 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under Section 9.01, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such Third Party Claim.

                  "Closing" means the closing of the transactions contemplated by Section 1.02.

                  "Closing Date" means the date of the Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Commission" has the meaning ascribed to it in Section 2.13.

                  "Common Stock" means the common stock, par value $0.001 per share, of the Company.

                  "Company" has the meaning ascribed to it in the forepart of this Agreement.

                  "Company Indemnified Parties" means the Company and its officers, directors, employees, agents and Affiliates.

                  "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

                  "Disclosure Schedule" means the record delivered to Purchasers by the Company herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by the Company pursuant to this Agreement.

                  "Dispute Period" means the period ending thirty (30) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

                  "Documents" means this Agreement and the other documents, agreements and certificates executed pursuant to or in connection with this Agreement.

                  "Equity Interest" means (i) with respect to a corporation, any and all issued and outstanding capital stock and warrants, options, other rights to acquire capital stock and other rights to participate in the profits of such corporation and (ii) with respect to a partnership, limited liability company or similar Person, any and all units, interests, or other equivalents of, or other ownership interests in any such Person and warrants, options, other rights to acquire any such units or interests and other rights to participate in the profits of such partnership.

                  "Exchange Ratio" has the meaning ascribed to it in the forepart of this Agreement.

                  "Financial Statements" has the meaning ascribed thereto in
Section 2.07(a)(i).

                  "GAAP" means generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Heller" shall have the meaning ascribed to such term in
Section 4.03.

                  "HLHZ" shall have the meanings ascribed to such term in
Section 4.03.

                  "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

                  "Indemnified Party" means any Person claiming indemnification under any provision of Article IX.

                  "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of Article IX.

                  "Indemnity Notice" means written notification pursuant to
Section 9.02(b) of a claim for indemnity under Article IX by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such claim.

                  "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company or any Subsidiary and issued by any Person other than the Company or any Subsidiary (other than trade receivables generated in the ordinary course of business of the Company and the Subsidiaries).

                  "Key Employee" has the meaning ascribed to such term in
Section 6.11.

                  "Knowledge of the Company" or "Known to the Company" means the actual knowledge of any executive officer, or director of the Company.

                  "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

                  "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "Long Term Incentive Plan" has the meaning ascribed to such term in Section 4.08.

                  "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

                  "Material Adverse Effect" means (i) a material adverse effect upon the Business or Condition of the Company or any of its Subsidiaries, or a material adverse effect on reasonably foreseeable business opportunities of the Companies or any of its Subsidiaries, or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Documents; provided, however, that the term "Material Adverse Effect" shall not include any such material adverse effect to the extent it directly or indirectly relates to or results from:

                  (i) the public announcement of, or the response or reaction of customers, vendors, licensors, investors, Company employees or others to, this Agreement, or any of the agreements or transactions contemplated by this Agreement or entered into in connection with this Agreement;

                  (ii) changes, developments or circumstances in worldwide or national conditions (political, economic, or regulatory) that adversely affect generally the markets where the Company or any of its subsidiaries operates or affect generally industries engaged in the business in which the Company or any of its subsidiaries operates (including proposed legislation or regulation by any governmental or regulatory body or the introduction of any technological changes in the industry), or adversely affect a broad group of industries generally;

                  (iii) changes, developments or circumstances in U.S. or international securities markets in general; or

                  (iv)     any matter disclosed in the Disclosure Schedules.

                  "Net Operating Losses" of the Company means all tax attributes of the Company whose use is limited pursuant to Sections 382(a) and 382 of the Code if a corporation undergoes an Ownership Change, including, without limitation, net operating loss carryforwards and net operating losses allocable to a period prior to the date of an Ownership Change (within the meaning of Section 382(d) of the Code), excess credits (within the meaning of Section 383(a) of the Code), net capital losses (within the meaning of Section 383(b) of the Code) and foreign tax credits (within the meaning of Section 383(c) of the
Code).

                  "New Notes" shall have the meaning ascribed to such term in the forepart of this Agreement.

                  "Old Note" shall have the meaning ascribed to such term in the forepart of this Agreement.

                  "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or
(ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted.

                  "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "Ownership Change" means "ownership change" as that term is defined in Section 382(g) of the Code.

                  "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the business of the Company or any Subsidiary.

                  "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "Preferred Stock" means the preferred stock, par value $0.001 per share, of the Company.

                  "Proceeding" means any legal, administrative or arbitration action, suit, complaint, charge, hearing, inquiry, investigation or proceeding (including any partial or threatened proceedings).

                  "Proxy Statement" has the meaning ascribed to it in Section 4.08.

                  "Purchase Price" has the meaning ascribed to it in Section 1.01(a).

                  "Purchaser" and "Purchasers" have the meaning ascribed to such terms in the forepart of this Agreement.

                  "Purchaser Exchange Amount" has the meaning ascribed to it
Section 1.01(b).

                  "Purchaser Indemnified Parties" means Purchasers and its officers, directors, employees, agents and Affiliates.

                  "Representatives" has the meaning ascribed to it in Section 4.04.

                  "Resolution Period" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

                  "Restricted Stock Plan" has the meaning ascribed to such term in Section 4.08.

                  "Reverse Split" has the meaning ascribed to such term in
Section 4.08.

                  "Rights Offering" has the meaning ascribed to such term in
Section 4.10.

                  "Securities" means the New Notes and the Series A Preferred Stock.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same may from time to time be in effect.

                  "Series A Preferred Stock" has the meaning ascribed to such term in the forepart of this Agreement.

                  "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.

                  "Supplemental Note" has the meaning ascribed to such term in
Section 4.03.

                  "Tax Returns" means a report, return, document, declaration or other information or filing (including any amendments) required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company.

                  "Taxes" means any and all taxes, charges, fees, levies or other assessments including income, gross receipts, real or personal property, sales, use, capital gain, transfer, recording, excise, license, production, franchise, employment or unemployment, social security, service, service use, net worth, occupation, payroll, registration, governmental pension or insurance, environmental, withholding, royalty, severance, stamp or documentary, customs or duties, or value added, imposed by any taxing authority (whether domestic or foreign including any state, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

                  "Third Party Claim" has the meaning ascribed to it in Section 9.03(a).

                  "Transactions" has the meaning ascribed to it in Section 2.02(a).

                  "UnionTools" has the meaning ascribed to it in the forepart of this Agreement.

                  (a) Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of the Company or a Subsidiary. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                  ARTICLE XII
                                  MISCELLANEOUS

                  12.01 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  If to Purchasers, to:

                  Oaktree Capital Management, LLC
                  333 South Grand Avenue, 28th Floor
                  Los Angeles, CA 90017
                  Facsimile No.: (213) 830-6394
                  Attn: Matthew Barrett and Vincent Cebula

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy, LLP
                  601 South Figueroa Street, 30th Floor
                  Los Angeles, CA 90017
                  Facsimile No.: (213) 629-5063
                  Attn: Deborah Ruosch, Esq.

                  If to the Company, to:

                  Acorn Products, Inc.
                  390 W. Nationwide Blvd.
                  Columbus, Ohio 43215

                  Facsimile No.: (614) 222-4437
                  Attn: A. Corydon Meyer, President

                  with a copy to:

                  Porter, Wright, Morris & Arthur LLP
                  41 S. High Street
                  Columbus, Ohio 43215

                  Facsimile No.: (614) 227-2100
                  Attn: Robert J. Tannous, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this

Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

                  12.02 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  12.03 Expenses. Except as otherwise expressly provided in this Agreement (including without limitation as provided in Section 10.02), whether or not the transactions contemplated hereby are consummated, the Company and the Purchasers will each pay their respective fees and expenses (including the fees and expenses of legal counsel, investment bankers, brokers and other representatives or consultants) in connection with the Transactions; provided that upon consummation of the Transactions, the Company and UnionTools shall jointly and severally reimburse the reasonable fees and expenses incurred by the Purchasers in connection with the Transactions.

                  12.04 Public Announcements. At all times at or before the Closing, none of the Company or any of Purchasers will issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons to whom the Company and the Subsidiaries sell goods or provide services or with whom the Company and the Subsidiaries otherwise have significant business relationships with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. The Company and Purchasers will also obtain the other party's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

                  12.05 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its Affiliates, and in the case of Purchasers, any Person who has provided, or who is considering providing, financing to Purchasers to finance all or any portion of the Purchase Price, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate, Person who has provided, or who is considering providing, financing or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchasers' use of documents and information concerning the Company and the Subsidiaries furnished by the Company hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is considering providing, financing to such party and their respective Representatives to, promptly (and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

                  12.06 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  12.07 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  12.08 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article IX.

                  12.09 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchasers may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article IX) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, (ii) any post-Closing purchaser of all or any portion of the Shares or (iii) any financial institution providing purchase money or other financing to Purchasers or the Company from time to time as collateral security for such financing, but no such assignment referred to in clause (i) or (ii) shall relieve Purchasers of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

                  12.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  12.11    [Intentionally Omitted].

                  12.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  12.13 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to a Contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  12.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  12.15 Obligations of Purchasers. The Obligations of each Purchaser under this agreement are several and not joint and the indemnification obligation of any purchaser relative to the other Purchasers shall be determined in accordance with the number of shares of common stock of the Company held by such Purchaser in relation to the number of shares of the Company's common stock held by all Purchasers as of the date of determination related to the indemnification obligation. The obligations of the Company and UnionTools are joint and several between such parties.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.



PURCHASERS:



                                       TCW SPECIAL CREDITS, as general partner
                                       and investment manager of the funds and
                                       accounts set forth on Schedule I

                                       By: TCW Asset Management Company

                                       Its: Managing General Partner



                                       By: /s/ Bruce Karsh
                                          --------------------------------------
                                          Name: Bruce Karsh
                                          Title: Authorized Signatory



                                       By: /s/ Matthew Barrett
                                          --------------------------------------
                                          Name: Matthew Barrett
                                          Title: Authorized Signatory



                                       OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                                       By: Oaktree Capital Management, LLC, Its
                                           General Partner



                                       By: /s/ Vincent J. Cebula
                                          --------------------------------------
                                          Name: Vincent J. Cebula
                                          Title: Managing Director



                                       By: /s/ Ronald N. Beck
                                          --------------------------------------
                                          Name: Ronald N. Beck
                                          Title: Managing Director

COMPANY:



                                       ACORN PRODUCTS, INC.



                                       By: /s/ A. Corydon Meyer
                                          --------------------------------------
                                          Name: A. Corydon Meyer
                                          Title: President
                                                 and Chief Executive Officer



                                       UNIONTOOLS, INC.



                                       By: /s/ A. Corydon Meyer
                                          --------------------------------------
                                          Name: A. Corydon Meyer
                                          Title: President
                                                 and Chief Executive Officer

                                   SCHEDULE I

TCW SPECIAL CREDITS FUND III

TCW SPECIAL CREDITS FUND IIIB

TCW SPECIAL CREDITS TRUST IIIB

THE COMMON FUND FOR BOND INVESTMENTS, INC.

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)

TCW SPECIAL CREDITS TRUST

TCW SPECIAL CREDITS TRUST IV

TCW SPECIAL CREDITS TRUST IV-A

TCW SPECIAL CREDITS FUND IV

TCW SPECIAL CREDITS PLUS FUND

                                                                      APPENDIX F

             HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.






June 28, 2002

Mr. William W. Abbott
Chairman, Special Committee of the
    Board of Directors of Acorn Products, Inc.
c/o Acorn Products, Inc.
390 West Nationwide Boulevard
Columbus, Ohio 43215

Dear Mr. Abbott:

We understand that Acorn Products, Inc. ("Acorn," and together with UnionTools, Inc. and Acorn's other subsidiaries, the "Company") is contemplating entering into a recapitalization agreement (the "Agreement") pursuant to which certain existing stockholders of Acorn, representing funds and accounts managed by TCW Special Credits and Oaktree Capital Management, LLC (the "Investors"), would (i) purchase for cash from Acorn $10,000,000 principal amount of newly-issued 12% Convertible Subordinated Notes due June 15, 2005, convertible at $0.50 per share (the "Note Purchase"), and (ii) exchange all of their outstanding participation interests in the Company's 12% Exchangeable Notes, representing $8,226,696 of principal and accrued interest as of June 28, 2002, for newly-issued Series A Convertible Preferred Stock of Acorn, with a liquidation preference of like amount and convertible at $0.50 per share (the "Note Exchange"). We understand that the proceeds from the Note Purchase and Note Exchange would be used, together with borrowings under a new credit facility (the "CapitalSource Facility"), to repay in full the outstanding indebtedness under the Company's existing credit facility (the "Refinancing").

We further understand that following the Note Purchase and Note Exchange, the Investors propose that the Company conduct a 1-for-10 reverse stock split (the "Stock Split") and a rights offering (the "Rights Offering"), giving all shareholders of the Company other than the Investors (such other shareholders, the "Minority Holders") non-transferable rights to purchase 10 shares for every share owned by each such shareholder. We understand that pursuant to the terms of the Agreement, that the Investors or their designees may purchase from the Company for a 30 day period following the closing of the Rights Offering newly-issued shares of the Company's common stock at the Rights Offering exercise price (up to a number of shares equal to the shares underlying Rights not exercised pursuant to the Rights Offering)(the "Investor Purchase Option"). We further understand that, as specified in the Agreement, the Investors have required that the Company solicit the vote of its holders of common stock to (a) amend the terms of the 1997 Stock Incentive Plan and the 1997 Non-Employee Director Stock Option Plan and (b) adopt a Long Term Incentive Plan for certain officers of the Company (the "Amendments"), but we have not been provided copies of these Amendments. We also understand that the Investors have required, as

Mr. William W. Abbott
Chairman, Special Committee of the
    Board of Directors of Acorn Products, Inc.
June 28, 2002                                                             Page 2


specified in the Agreement, that the Company enter into Registration Rights and Stockholder Rights Agreements with the Investors, CapitalSource and certain of our affiliates (the "Ancillary Agreements").

The Note Purchase, Note Exchange, Refinancing, Stock Split, Rights Offering, the Investor Purchase Option, and the CapitalSource Facility and all related transactions are referred to collectively herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth above. The Opinion does not address the Company's underlying business decision to effect the Transaction. As part of an earlier phase in our engagement by the Company, we solicited third party indications of interest in acquiring the Company, but no proposal received by the Company was approved by the Company's Board of Directors. We have not negotiated the Transaction or advised you with respect to current alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. reviewed the Company's annual reports to shareholders on form 10-K for the fiscal years ended 1997, 1998, 1999, 2000, and 2001, quarterly report on form 10-Q for the three months ended March 31, 2002, proxy statement dated April 30, 2001, and certain other documents filed with the Securities and Exchange Commission;

     2. reviewed historical financial data prepared by the Company's management with respect to the Company for the fiscal years ended 1996 through 2001;

     3. reviewed preliminary financial data prepared by the Company's management with respect to the Company for the four months ended April 2002;

     4. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ending December 31, 2002 through 2006;

     5. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

     6.   visited certain facilities and business offices of the Company;

     7. reviewed the February 1, 2002, letter of intent between the Investors and the Company setting forth the preliminary terms of the Transaction;

     8. reviewed the June 13, 2002, letter of intent between the Investors and the Company setting forth the final terms of the Transaction;

     9. reviewed the Company's Amended and Restated Credit Agreement, dated as of May 20, 1997, and all amendments thereto;

Mr. William W. Abbott
Chairman, Special Committee of the
    Board of Directors of Acorn Products, Inc.
June 28, 2002                                                             Page 3


     10. reviewed publicly available financial data for companies deemed comparable to Acorn and publicly available prices and premiums paid in transactions that we considered similar to the Transaction;

     11. negotiated directly with potential buyers in the Company's earlier marketing effort and continued active involvement in contacting potential purchasers in an attempt to achieve higher value for the Company;

     12. reviewed drafts of the Agreement, 12% Convertible Notes, Series A Convertible Preferred Stock, the Ancillary Agreements and other agreements related thereto (other than the Amendments and the CapitalSource Facility and related agreements); and

     13. conducted such other studies, analyses and inquiries as we deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and also that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. In particular (without limitation), we have assumed that these financial forecasts and projections accurately portray the terms and conditions of, and financial impact of, the CapitalSource Facility and the Amendments, and that the terms and conditions of the CapitalSource Facility will provide sufficient liquidity to the Company to effectuate its business plan even without the receipt of any material proceeds from the Rights Offering.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it.

We have not made any independent appraisal of any of the properties or assets of the Company.

Our analysis is necessarily based on business, economic, market and other conditions as they exist and as can be evaluated by us at the date of this presentation.

We assume that we have been kept fully informed of every expression of interest in any alternative transaction or financing made available to the Company. We further understand and assume that the Investors are agreeing to vote as shareholders to approve the issuance of shares and other requirements necessary for the consummation of the Rights Offering, including the conversion of the securities contemplated to be purchased by the Investors in the Transaction, and also that there is no foreseeable reason to believe that such consummation will not occur as contemplated.

Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair, from a financial point of view, to the Company and its stockholders.

/s/HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      APPENDIX G

                                WAIVER AGREEMENT


         This Waiver Agreement (the "Agreement") is hereby entered into effective this 10th day of September, 2002, by and among ACORN PRODUCTS, INC., a Delaware corporation (the "COMPANY") and TCW SPECIAL CREDITS FUND III, a California limited partnership, TCW SPECIAL CREDITS FUND IIIB, a California limited partnership, TCW SPECIAL CREDITS TRUST IIIB, a California collective investment trust, THE COMMON FUND FOR BOND INVESTMENTS, INC., a New York corporation, DELAWARE STATE EMPLOYEES' RETIREMENT FUND, WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW), TCW SPECIAL CREDITS TRUST, a California collective investment trust, TCW SPECIAL CREDITS TRUST IV, a California collective investment trust, TCW SPECIAL CREDITS TRUST IV-A, a California collective investment trust, TCW SPECIAL CREDITS FUND IV, a California limited partnership, TCW SPECIAL CREDITS PLUS FUND, a California limited partnership, and OCM PRINCIPAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership (each a "PURCHASER" and, collectively, "PURCHASERS") and HLHZ Investments, LLC, a California limited liability company ("HLHZ").

                                    RECITALS

         WHEREAS, on June 26, 2002, the Company, UnionTools, Inc., a Delaware corporation, and the Purchasers entered into a Purchase Agreement (the "Purchase Agreement").

         WHEREAS, in connection with the Purchase Agreement, the Company authorized the sale and issuance to certain Purchasers and HLHZ of its 12% Convertible Notes that will convert upon certain terms and conditions into shares of the Company's common stock (the "Note");

         WHEREAS, pursuant to Section 1 of the Note, the Note shall bear interest at a rate of 12% per annum, provided that if the Rights Offering (as defined in the Purchase Agreement) shall not have been completed and the conversion of the Note shall not have occurred on or prior to December 15, 2002, the Note shall bear interest at a rate of 19% per annum;

         WHEREAS, pursuant to Section 17 of the Note, any term of the Note may be amended or waived with the written consent of the Company and holders of a majority in principal amounts of the Notes issued pursuant to the Purchase Agreement;

         WHEREAS, in connection with the Purchase Agreement, the Company authorized the issuance to the Purchasers of shares of its Series A Convertible Preferred Stock, with such terms, conditions, rights and preferences as described in the certificate of designation (the "Certificate of Designation");

         WHEREAS, pursuant to Section 12 of the Certificate of Designation, "Dividend Rate" is defined as 12% per annum, provided that if the sale of Common Stock pursuant to the Rights Offering shall not have been consummated and the conversion of the Series A Convertible Preferred Stock shall not have occurred on or prior to December 15, 2002, "Dividend Rate" shall mean 19% per annum.

         WHEREAS, pursuant to Section 7(a) of the Certificate of Designation, the Company shall redeem the Series A Convertible Preferred Stock on June 15, 2005 at a price per share equal to the product of (a) the Liquidation Preference Amount (as defined in the Certificate of Designation) plus accrued and unpaid dividends thereon multiplied by (b) two (the "Redemption Price");

         WHEREAS, the Company, the Purchasers and HLHZ wish to irrevocable waive certain terms contained in Section 1 of the Note and Section 7(a) of the Certificate of Designation, and to modify certain terms contained in Section 12 of the Certificate of Designation.

                                    AGREEMENT

         NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

         1. WAIVER OF INTEREST RATE. The Purchasers and HLHZ hereby acknowledge Sections 1 and 17 of the Note, and hereby expressly and irrevocably waive any and all rights they may have thereunder to have applied an interest rate of 19% per annum to the Note.

         2. EFFECT ON NOTE. The waiver set forth in Section 1 herein shall not operate to waive any other rights Purchasers or HLHZ may have under the Note, and this Agreement shall have no further effect or consequence on the Note, except as set forth herein.

         3. WAIVER OF REDEMPTION PRICE. The Purchasers hereby acknowledge
Section 6.09 of the Purchase Agreement and Section 7(a) of the Certificate of Designation, and hereby expressly and irrevocably agree that the Redemption Price (as defined in the Certificate of Designation) shall equal solely the Liquidation Preference Amount plus accrued and unpaid dividends thereon, and shall not be multiplied by a factor of two.

         4. DEFINITION OF DIVIDEND RATE. Notwithstanding the definition contained in Section 12 of the Certificate of Designation, the Purchasers hereby expressly and irrevocably agree that the "Dividend Rate" shall solely mean 12% per annum.

         5. EFFECT ON CERTIFICATE OF DESIGNATION. The waiver set forth in
Section 3 herein and the modification set forth in Section 4 herein shall not operate to waive any other rights Purchasers may have under the Certificate of Designation, and this Agreement shall have no further effect or consequence on the Certificate of Designation, except as set forth herein.

         6. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware applicable to agreements made and to be entirely performed therein without giving effect to the conflicts of laws principles thereof.

         7. BINDING ON SUCCESSORS. The provisions of this Agreement and the related instruments shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective successors and assigns.

         8. PRONOUNS, PLURALS AND CERTAIN WORDS. All pronouns, defined terms and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, firm, or corporation may require. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular section, subsection or clause contained in this Agreement.

         9. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior written agreements and negotiations and oral understandings, if any, and may not be amended, supplemented or discharged, except by performance or by an instrument in writing signed by all of the parties hereto.

         10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned have executed this Waiver Agreement as of the date first written above.


                               TCW SPECIAL CREDITS, as general partner and investment manager of the funds and accounts set forth on Schedule I




                               By: TCW Asset Management Company

                               Its: Managing General Partner


                               By:      /s/ Richard Masson
                                        ------------------------------------
                                        Name:  Richard Masson
                                        Title:   Authorized Signatory


                               By:      /s/ Matthew Barrett
                                        ------------------------------------
                                        Name:  Matthew Barrett
                                        Title:   Authorized Signatory




                               OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                               By:  Oaktree Capital Management, LLC,
                                      Its General Partner

                               By:      /s/ Vincent J. Cebula
                                        ------------------------------------
                                        Name:  Vincent J. Cebula
                                        Title:   Managing Director




                               By:      /s/ Ronald N. Beck
                                        ------------------------------------
                               Name:    Ronald N. Beck
                                        Title:   Managing Director


                               HLHZ INVESTMENTS, LLC

                               By:  Houlihan, Lokey, Howard & Zukin, Inc.,
                                      as Manager

                               By:      /s/ Gary E. Meek
                                        ------------------------------------
                                        Name:    Gary E. Meek
                                        Title:   Chief Financial Officer




                               ACORN PRODUCTS, INC.

                               By:      /s/ John G. Jacob
                                        ------------------------------------
                                        Name:    John G. Jacob
                                        Title:   Vice President
                                                 and Chief Financial Officer

                                   SCHEDULE I


TCW SPECIAL CREDITS FUND III

TCW SPECIAL CREDITS FUND IIIB

TCW SPECIAL CREDITS TRUST IIIB

THE COMMON FUND FOR BOND INVESTMENTS, INC.

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)

TCW SPECIAL CREDITS TRUST

TCW SPECIAL CREDITS TRUST IV

TCW SPECIAL CREDITS TRUST IV-A

TCW SPECIAL CREDITS FUND IV

TCW SPECIAL CREDITS PLUS FUND

                                               ACORN PRODUCTS, INC.
                                 390 W. NATIONWIDE BOULEVARD, COLUMBUS, OHIO 43215

                            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 20, 2002

         The undersigned stockholder of Acorn Products, Inc. (the "Company") hereby appoints A. Corydon Meyer and
John G. Jacob, or either one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock and preferred stock of the Company which the undersigned is entitled to vote at the
Annual Meeting of Stockholders of the Company to be held at the offices of Porter, Wright, Morris & Arthur LLP, located at 41 S. High Street, 29th Floor, Columbus, Ohio, on November 20, 2002, at 9:00 a.m. local time, and at any adjournments or postponements thereof, with all of the powers such undersigned stockholder would have if personally present, for the following purposes:

1.       TO ELECT WILLIAM W. ABBOTT, VINCENT J. CEBULA, JOHN J. KAHL, JR., JAMES R. LIND, JOHN L. MARIOTTI AND
         A. CORYDON MEYER AS DIRECTORS.
                  [ ]  FOR          [ ]  WITHHOLD AUTHORITY FOR EACH NOMINEE

         (INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT
         NOMINEE'S NAME HERE:_______________________________________________________.

2.       TO APPOINT ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL 2002.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

3.       TO APPROVE AND ADOPT THE AMENDMENT TO THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN INCREASING THE
         NUMBER OF SHARES AVAILABLE FOR ISSUANCE FROM 500,000 TO 3,000,000.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

4.       TO APPROVE AND ADOPT THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES
         AVAILABLE FOR ISSUANCE FROM 1,000,000 TO 2,500,000.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

5.       TO APPROVE AND ADOPT THE LONG-TERM INCENTIVE PLAN.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

6.       TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER
         OF AUTHORIZED SHARES OF PREFERRED STOCK, $0.001 PAR VALUE, FROM 1,000 TO 1,000,000.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

7.       TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION THAT WOULD ESTABLISH
         RESTRICTIONS ON TRANSFERS OF COMPANY COMMON STOCK.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

8.       TO APPROVE THE GRANT OF STOCK OPTIONS AND RESTRICTED STOCK TO THE COMPANY'S EXECUTIVE OFFICERS AND
         NON-EMPLOYEE DIRECTORS PURSUANT TO THE 1997 STOCK INCENTIVE PLAN AND THE 1997 NON-EMPLOYEE DIRECTOR
         STOCK OPTION PLAN.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

9.       TO APPROVE the issuance of shares of our common stock upon conversion of the Convertible Notes.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN


10.      TO APPROVE the issuance of shares of our common stock upon conversion of the Preferred Stock.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

11.      TO APPROVE the amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 20,000,000 to 200,000,000.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

12.      TO APPROVE the issuance of shares of our common stock pursuant to the Rights Offering.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

13.      TO APPROVE the Reverse Stock Split.
                  [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

14.      IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 13 AND AS THE PROXY DEEMS ADVISABLE ON SUCH
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated
October 23, 2002, the proxy statement, the annual report of the Company on Form 10-K/A and the quarterly report on Form 10-Q/A furnished therewith.  Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN TO THE INSPECTOR OF THE ELECTION.


                                                              Signed:
                                                                     -------------------------------------

                                                              Dated:                                     , 2002
                                                                    -------------------------------------